As filed with the Securities and Exchange Commission on April 27, 2009.

                                                     Registration No. 333-148426
                                                              File No. 811-08260

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [x ]

                         Pre-Effective Amendment No.
                         Post-Effective Amendment No.   7

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                       Amendment No. 35               [x]

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of Depositor)
                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                             Kerry A. Jung, Esquire
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to paragraph (b) of Rule 485. |x| on May 1, 2009 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485. | | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2009

================================================================================
                         MEMBERS(R) VARIABLE ANNUITY III
              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY
================================================================================

In this Prospectus, you will find information you should know before investing. Please read it carefully and keep it for future reference. The Contract is available to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Code.

The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. Under certain conditions, you may also to elect to have Purchase Payment Credits added to your Contract Value for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contract that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.


The Contract is supported by the assets of the CUNA Mutual Variable Annuity Account, a separate account of CUNA Mutual Insurance Society ("we", "our" or "us"), which is divided into Subaccounts that each invest in a Fund. The investment performance of the Subaccounts you select will affect your Contract Value, as well as any Income Payments. You bear the entire investment risk on any amounts you allocate to these Subaccounts. There is a Subaccount that invests in each of the following Funds. This Prospectus is accompanied by a current prospectus for these Funds.



ULTRA SERIES FUND                  AIM VARIABLE INSURANCE FUNDS                        PIMCO VARIABLE INSURANCE TRUST
Conservative Allocation Fund       AIM V.I. Global Real Estate Fund                    CommodityRealReturn(TM) Strategy
Moderate Allocation Fund                                                               Portfolio
Aggressive Allocation Fund         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS      Total Return Portfolio
Money Market Fund                    TRUST                                             Global Bond Portfolio (Unhedged)
Bond Fund                          Franklin High Income Securities Fund
High Income Fund                   Franklin Income Securities Fund                     VAN KAMPEN LIFE INVESTMENT TRUST
Diversified Income Fund            Mutual Global Discovery Securities Fund (f/k/a      Van Kampen Life Investment Trust
Large Cap Value Fund               Mutual Discovery Securities Fund)                   Mid Cap Growth Portfolio
Large Cap Growth Fund                                                                  Van Kampen Life Investment Trust
Mid Cap Value Fund                 OPPENHEIMER VARIABLE ACCOUNT FUNDS                  Growth and Income Portfolio
Mid Cap Growth Fund                Oppenheimer Main Street Small Cap Fund(R)/VA
Small Cap Value Fund               Oppenheimer Main Street Fund(R)/VA
Small Cap Growth Fund
International Stock Fund           PANORAMA SERIES FUND, INC.
Global Securities Fund             Oppenheimer International Growth Fund(R)/VA



       (1)There is a Subaccount that corresponds to each Ultra Series Fund's Class I and Class II shares.


The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2009 free of charge by contacting us. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.

Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA Brokerage Services, Inc. ("CBSI") serves as the principal underwriter and distributor of the Contract. More information about CBSI is available at http://www.finra.org through Financial Regulatory Authority Inc.'s ("FINRA") BrokerCheck online tool or by calling 1-800-289-9999.

--------------------------------------------------------------------------------
   The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================

                                                                            Page

GLOSSARY.......................................................................1


EXPENSE TABLES.................................................................3
   Owner Transaction Expenses..................................................3
   Periodic Charges Other Than Fund Expenses...................................4
   Range of Fund Expenses......................................................4
   Examples of Maximum Charges.................................................5

SUMMARY........................................................................6
   Who can purchase a Contract?................................................6
   How does the "free look" or "right to examine" period work?.................6
   What purchase payments am I required or permitted to make?..................6
   How does the Variable Account work?.........................................6
   How does the Fixed Account work?............................................7
   Can I transfer my Contract Value among the Subaccounts?.....................7
   Can I make a withdrawal from my Contract?...................................7
   When will I receive a payout?...............................................7
   Should I replace an existing contract with this Contract?...................7
   Does the Contract offer any death benefits?.................................7
   Does the Contract offer any living benefits?................................8
   Are the Contract terms the same in every state?.............................8
   Are other types of annuity contracts available?.............................8
   What share class should I choose?...........................................8
   Are there tax advantages to purchasing the Contract?........................8
   Are discounts or waivers available?.........................................9
   What charges will I pay?....................................................9

CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS............10
   CUNA Mutual Insurance Society..............................................10
   CUNA Mutual Variable Annuity Account.......................................10
   The Funds..................................................................11
   Availability of Funds......................................................13
   Servicing Fees.............................................................13
   Voting Rights..............................................................14
   Material Conflicts.........................................................14
   Fund Substitution..........................................................14
   The Fixed Account..........................................................14

DESCRIPTION OF THE CONTRACT...................................................15
   Issuance of a Contract.....................................................15
   Right to Examine...........................................................15
   Classes....................................................................15
   Purchase Payments..........................................................16
   Contract Value Increase Enhancement........................................17
   Extra Credit Plan..........................................................17
   Allocation of Purchase Payments............................................18
   Contract Value.............................................................22
   Transfer Privileges........................................................23

   Surrenders (Redemptions) and Partial Withdrawals...........................25
   Contract Loans.............................................................27
   Death Benefit Before the Payout Date.......................................27

MISCELLANEOUS MATTERS.........................................................28
   Payments...................................................................28
   Modification...............................................................28
   Reports to Owners..........................................................28
   Change of Address Notification.............................................29
   Inquiries..................................................................29

INCOME PAYOUT OPTIONS.........................................................29
   Payout Date and Proceeds...................................................29
   Election of Income Payout Options..........................................29
   Fixed Income Payments......................................................29
   Variable Income Payments...................................................29
   Description of Income Payout Options.......................................30
   Death Benefit After the Payout Date........................................31

CHARGES AND DEDUCTIONS........................................................32
   Surrender Charge (Contingent Deferred Sales Charge)........................32
   Transfer Processing Fee....................................................33
   Duplicate Contract Charge..................................................33
   Loan Interest Spread.......................................................33
   Research Fee...............................................................33
   Endorsement Charges........................................................33
   Annual Contract Fee........................................................33
   Mortality and Expense Risk Charge..........................................34
   Administrative Charge......................................................34
   Enhanced Death Benefit Rider Charges.......................................34
   Guaranteed Living Benefit Charges..........................................34
   Fund Expenses..............................................................34
   Premium Expense Charge.....................................................34
   Other Taxes................................................................34
   Additional Information.....................................................34

OPTIONAL DEATH BENEFITS.......................................................35
   Maximum Anniversary Value Death Benefit....................................35
   3% Annual Guarantee Death Benefit..........................................35
   Earnings Enhanced Death Benefit Rider......................................35
   Spouse Beneficiary Death Benefit Rider.....................................36

AVAILABLE CONTRACT ENDORSEMENTS...............................................37
   Income Payment Increase Endorsement........................................37
   Loan Account Endorsement...................................................37
   Change of Annuitant Endorsement............................................37
   Spousal Continuation Endorsement...........................................37

OPTIONAL BENEFIT RIDERS.......................................................38
   Income Protector...........................................................38
     Features of the Income Now Option........................................40
     Features of the Income Later Option......................................43

   Principal Protector........................................................48

DISTRIBUTION OF THE CONTRACT..................................................51

FEDERAL TAX MATTERS...........................................................52
   Introduction...............................................................52
   Tax Status of the Contract.................................................52
   Taxation of Annuities......................................................53
   Separate Account Charges...................................................54
   Transfers, Assignments, or Exchanges of a Contract.........................54
   Withholding................................................................54
   Multiple Contracts.........................................................55
   Taxation of Qualified Plans................................................55
   Possible Charge for Our Taxes..............................................56
   Other Tax Consequences.....................................................56

LEGAL PROCEEDINGS.............................................................57

COMPANY HOLIDAYS..............................................................57

FINANCIAL STATEMENTS..........................................................57

APPENDIX A FINANCIAL HIGHLIGHTS..............................................A-1

APPENDIX B EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL
DEATH BENEFITS...............................................................B-1

APPENDIX C EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
GENERALLY ISSUED ON AND AFTER MAY 1, 2009....................................C-1

APPENDIX D EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT
RIDERS GENERALLY ISSUED ON AND AFTER NOVEMBER 24, 2008.......................D-1

APPENDIX E GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009........................E-1

APPENDIX F GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008...................F-1

APPENDIX G GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007...........................G-1

APPENDIX H GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE
OCTOBER 30, 2006.............................................................H-1

APPENDIX I GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009........................I-1

APPENDIX J GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008...................J-1

APPENDIX K GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED
BEFORE OCTOBER 30, 2006......................................................K-1

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS........................S-1

                                    GLOSSARY
================================================================================

ACCUMULATION UNIT
A unit of measure used to calculate Variable Contract Value.

ANNUITANT
The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint Annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

BENEFIT ALLOCATION MODEL
One or more specific investment options or purchase payment allocation models that we will use to provide the guarantee under Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit riders.

BENEFIT BASIS
The Benefit Basis is the amount upon which your Guaranteed Lifetime Withdrawal Benefit or the amount, up to $1 million, upon which your Guaranteed Minimum Accumulation Benefit is based. It should not be confused with your Contract Value or Surrender Value.

BENEFICIARY
The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE
The Internal Revenue Code of 1986, as amended.


CONTRACT
MEMBERS Variable Annuity III.


CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Issue Date.




CONTRACT ISSUE DATE
The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE
The sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT
An amount we will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.

CONTRACT YEAR


A twelve-month period beginning on a Contract Issue Date or a Contract Anniversary.


DATA PAGES
Pages attached to your Contract that describe certain terms applicable to your specific Contract.

DUE PROOF OF DEATH
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
  (a)   a certified copy of the death record;
  (b)   a certified copy of a court decree reciting a finding of death;
  (c)   any other proof satisfactory to us.

FIXED ACCOUNT
An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT
Any portion of Fixed Contract Value (including interest thereon) allocated to the Fixed Account, less any withdrawals (including any applicable surrender charges) or transfers.

FIXED CONTRACT VALUE
The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

FIXED PERIOD
An option under the Fixed Account with a specific time period for which we agree to credit a particular effective annual interest rate.

FUND
An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
Our assets other than those allocated to the Variable Account or any other of our separate accounts.

INCOME PAYMENT
One of several periodic payments made by us to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION
The form of Income Payments selected by the Owner under the Contract.

INCOME UNITS
A unit of measure used to calculate variable Income Payments.

LOAN ACCOUNT
For any Contract, a portion of our General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT
The sum of your loan principal plus any accrued loan interest.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.

MINIMUM CHARGE PERIOD
The minimum period of time before you may terminate one of of the living benefit riders without continuing to pay the annual charge (to the extent allowed by your state). If you transfer out of an available Benefit Allocation Model, you will still have to pay the annual charge until the end of the minimum charge period, unless otherwise prohibited by applicable law or you terminate the Contract.

NET PURCHASE PAYMENT
A purchase payment less any deduction for applicable premium expense charges.

OWNER
The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner.

PAYEE
The person (or entity), or any successor, receiving Income Payments during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

PAYOUT DATE


The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract's Data Pages.


PAYOUT PROCEEDS


The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.


PURCHASE PAYMENT CREDITS
An amount we will add to an Owner's Contract Value if the Owner elects the Purchase Payment Credit Benefit. The amount will vary based on cumulative Net Purchase Payments made. The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

QUALIFIED CONTRACT
A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE


Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium expense charge) and any Contract Value transferred out of that Subaccount.


SURRENDER VALUE
The Contract Value less any applicable surrender charges, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY
Each day the New York Stock Exchange is open for business. With respect to a Subaccount, it does not include days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT
CUNA Mutual Variable Annuity Account.

VARIABLE CONTRACT VALUE
The sum of the Subaccount Values.

WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address.

                                 EXPENSE TABLES
================================================================================


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements.


OWNER TRANSACTION EXPENSES

----------------------------------------------------------------------------------------------------------------------
                                                                         B-Share Class
                                                             Without Purchase      With Purchase
                                                              Payment Credits    Payment Credits(1)   L-Share Class
----------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (Contingent Deferred Sales
Charge) as a percentage of Purchase Payment surrendered
or withdrawn                                                     8.00%(2)             9.00%(2)           8.00%(2)
----------------------------------------------------------------------------------------------------------------------
Sales Load on Purchase Payment                                                        None
----------------------------------------------------------------------------------------------------------------------
Transfer Processing Fee                                                          $10/transfer(3)
----------------------------------------------------------------------------------------------------------------------
Duplicate Contract Charge                                                              $30
----------------------------------------------------------------------------------------------------------------------
Loan Interest Spread                                                                3.50%(4)
----------------------------------------------------------------------------------------------------------------------
Research Fee                                                                           $50
----------------------------------------------------------------------------------------------------------------------
Change of Annuitant Endorsement                                                      $150(5)
----------------------------------------------------------------------------------------------------------------------
Income Payment Increase Endorsement                                                  $150(6)
----------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit together with either a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit. IF A CURRENT GUARANTEED LIFETIME WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER YOU CHOOSE IS NOT APPROVED IN YOUR STATE OR YOUR APPLICATION FOR A RIDER IS DATED PRIOR TO MAY 1, 2009, A PRIOR APPROVED VERSION OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT, GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER, AS APPLICABLE, WITH DIFFERENT CHARGES MAY BE ISSUED. INFORMATION REGARDING PRIOR VERSIONS OF THOSE RIDERS, INCLUDING THEIR CHARGES, CAN BE FOUND BELOW AND IN THE APPENDICES TO THIS PROSPECTUS.

PERIODIC CHARGES OTHER THAN FUND EXPENSES


-------------------------------------------------------------------------------------------------------------------------
                                                                                  B-Share Class

                                                                      Without Purchase        With Purchase      L-Share
                                                                      Payment Credits       Payment Credits(1)    Class
-------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of average Variable
 Contract Value):                                                          1.15%                  1.60%           1.65%
 Mortality and Expense Risk Charge                                         0.15%                  0.15%           0.15%
 Administrative Charge                                             ----------------------   -----------------   ---------
 ---------------------
 Total Variable Account Annual Expenses                                    1.30%                  1.75%           1.80%
-------------------------------------------------------------------------------------------------------------------------
Annual Contract Fee                                                                       $30(7)
-------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge                                                                   3.50%(14)
 Annual Charges for Optional Riders and Endorsements(8)
     Maximum Anniversary Value Death Benefit (as a percentage of
     average monthly Contract Value for the prior Contract Year)                         0.15%
-------------------------------------------------------------------------------------------------------------------------
     3%  Annual Guarantee Death Benefit (as a percentage of
     average monthly Contract Value for the prior Contract Year)                         0.20%
-------------------------------------------------------------------------------------------------------------------------
     Earnings Enhanced Death Benefit (as a percentage of average
     monthly Contract Value for the prior Contract Year)                                 0.30%
-------------------------------------------------------------------------------------------------------------------------
     Spouse Beneficiary Death Benefit (as a percentage of
     average monthly Contract Value for the prior Contract Year)                         0.05%
-------------------------------------------------------------------------------------------------------------------------
     Guaranteed Lifetime Withdrawal Benefit (as a percentage of average daily Benefit Basis(12) for the prior Contract
     Year)(13) (post-November 24, 2008 form)
          With Minimum Guarantee Death Benefit                                           1.75%(9)
          Converted from Minimum Accumulation Benefit                                    1.75%(10)
-------------------------------------------------------------------------------------------------------------------------
     Guaranteed Lifetime Withdrawal Benefit (as a percentage of average monthly Contract Value for the prior Contract
     Year)(13) (pre-November 24, 2008 form)
          With Minimum Guarantee Death Benefit                                           1.00%(9)
          Converted from Minimum Accumulation Benefit                                    1.00%(10)
-------------------------------------------------------------------------------------------------------------------------
     Guaranteed Minimum Accumulation Benefit (as a percentage of average daily Benefit Basis(12) for the prior Contract
     Year)(13) (post-November 24, 2008 form)                                             1.75%(11)
-------------------------------------------------------------------------------------------------------------------------
     Guaranteed Minimum Accumulation Benefit (as a percentage of                         1.00%(11)
     average monthly Contract Value for the prior Contract
     Year)(13)(pre-November 24, 2008 form)
-------------------------------------------------------------------------------------------------------------------------



The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectuses for the Funds.

RANGE OF FUND EXPENSES


----------------------------------------------------------------------------------------------------------------------
                                                                                        Minimum         Maximum
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (total of all expenses that are deducted from       0.48%           1.61%
Fund assets, including management fees, and other expenses)
----------------------------------------------------------------------------------------------------------------------


The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2008, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio, an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.


(1) The Purchase Payment Credit Benefit endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit. For information on the Purchase Payment Credit Endorsement see "DESCRIPTION OF THE CONTRACT, Extra Credit Plan".


(2) The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.

(3) We currently do not impose this fee.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (at an effective annual rate of 6.50%) and the amount of interest we credit to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.

(5) There is currently no charge for the change of Annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, we may charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.

(6) There is currently no charge for the Income Payment Increase endorsement; however, we may charge up to $150 if the option provided by this endorsement is utilized.

(7) The annual Contract fee is currently waived if the Contract Value is $50,000 or more.

(8) These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at Contract issue.


(9) We currently charge 0.85% for the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit rider issued on and after May 1, 2009. For a description of the current Guaranteed Lifetime Withdrawal Benefit rider, see "OPTIONAL BENEFIT RIDERS, Income Protector". If your state has not approved the current version of the rider, you may pay a different current charge. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has charge of 0.65% (Minimum Guarantee Death Benefit) and 0.80% (Maximum Anniversary Death Benefit) of the monthly Contract Value for the prior Contract Year. The rider version generally issued after October 29, 2006 but before October 28, 2007 has a current charge of 0.60% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.

(10)We currently charge 0.85% for riders issued on and after May 1, 2009 as conversions from the Guaranteed Minimum Accumulation Benefit. If your state has not approved the current version of the rider, you may pay a different current charge. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has a charge 0.65% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.

(11)The current charge for Guaranteed Minimum Accumulation Benefit riders issued on and after May 1, 2009 is 0.80%. For a description of the current Guaranteed Minimum Accumulation Benefit rider, see "OPTIONAL BENEFIT RIDERS, Principal Protector". If your state has not approved the current version of the rider, you may pay a different current charge. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.65%. The rider version generally issued after October 29, 2006 but before November 24, 2008 has a current charge of 0.50% of the average monthly Contract Value for the prior Contract Year. This current charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit or renew your benefit period.


(12)At issue, Benefit Basis is equal to your initial Net Purchase Payment.

(13)If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.


(14)State premium taxes that currently range from 0% to 3.50% may also be deducted.


EXAMPLES OF MAXIMUM CHARGES
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2008. These costs reflect the most expensive combination of Contract charges for this period.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:



---------------------------------------------------------------------------
1 Year               3 Years              5 Years             10 Years
---------------------------------------------------------------------------
$1,310               $2,298                $2,912              $5,730
---------------------------------------------------------------------------


(2) If you do not surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:


---------------------------------------------------------------------------
1 Year               3 Years              5 Years             10 Years
---------------------------------------------------------------------------
$590                 $1,758                $2,912              $5,730
---------------------------------------------------------------------------


The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples. The Examples provided above assume that no transfer charges, or premium taxes have been assessed.

For purposes of the Fee Table and Examples, we assume that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. (See CHARGES AND DEDUCTIONS.)

APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY
================================================================================
The following section summarizes certain provisions that we describe in more detail later in the Prospectus.

WHO CAN PURCHASE A CONTRACT?
We issue Contracts to individuals or to employers or other groups in connection with retirement plans.

HOW DOES THE "FREE LOOK" OR "RIGHT TO EXAMINE" PERIOD WORK?
You may return the Contract within 10 days after you receive it. If you return it during this period, your refund will be equal to either (1) the Contract Value less any Purchase Payment Credits, or (2) the greater of (a) Contract Value less any Purchase Payment Credits or (b) your purchase payments less any withdrawals. Which option applies to you will depend on your state's law. Call us for more information on your right to examine.


In the first case, you bear the investment risk of allocating to the Subaccounts from the issue date to the date the Contract is taken off our books, which will be as of the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m., Central Time) after the Contract is returned to us in good order. Depending upon the investment performance of the Subaccounts you select, you may lose money. In the second case, you receive the benefit of any investment gains, but we bear the risk of any investment losses, from the issue date to the date the Contract is taken off our books.


WHAT PURCHASE PAYMENTS AM I REQUIRED OR PERMITTED TO MAKE?


Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Contracts exchanged pursuant to
Section 1035 of the Code, and Contracts sold to our employees and those of our affiliates have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. We may choose not to accept certain purchase payments. Further, we will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect the Purchase Payment Credit Benefit, if available, which adds Purchase Payment Credits to his or her Contract Value each time he or she makes a purchase payment.


HOW DOES THE VARIABLE ACCOUNT WORK?
You may allocate purchase payments and Purchase Payments Credits, if elected, to one or more of the Subaccounts of the Variable Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount in which you invest your purchase payments and your Contract Value. You bear the investment risk of allocating to the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts in which you may invest. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

HOW DOES THE FIXED ACCOUNT WORK?
The Fixed Account is an account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account. We offer two Fixed Periods in our Fixed Account: DCA one-year and DCA six-month (a one-year Fixed Period is also available to Connecticut residents). When you allocate to the Fixed Account, that Fixed Amount will earn at least the guaranteed minimum interest rate specified in your Contract, which will never be less than the statutory minimum interest rate, for the Fixed Period you select. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. There are certain restrictions on allocations to the Fixed Account. (See CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS, The Fixed Account.)

CAN I TRANSFER MY CONTRACT VALUE AMONG THE SUBACCOUNTS?
On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but we may charge $10 for each transfer. We may impose additional restrictions on transfers that violate our disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

  o The dollar-cost averaging program under which we will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;
  o The portfolio rebalancing program under which we will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and
  o The systematic transfer program under which we will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts into which you may transfer without terminating the benefits under these riders. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?
You may withdraw part of your Contract's Surrender Value by Written Request to us on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under a systematic withdrawal plan.

You may also surrender the Contract, and receive its Surrender Value, by sending us a Written Request before the Payout Date.

Withdrawals and surrenders may have adverse tax consequences, including the imposition of a penalty tax on withdrawal or surrender amount if taken before the Owner reaches age 59 1/2. Withdrawals and surrenders may also be subject to surrender charges.

WHEN WILL I RECEIVE A PAYOUT?
You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences.

SHOULD I REPLACE AN EXISTING CONTRACT WITH THIS CONTRACT?


It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed.


DOES THE CONTRACT OFFER ANY DEATH BENEFITS?
If the Annuitant dies before the Payout Date, we will pay the death benefit to the Beneficiary. We offer several death benefit options. The basic death benefit is available without an additional charge and is equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death.

For a fee, we offer the following optional death benefit riders:

  o  Maximum Anniversary Death Benefit rider;
  o  3% Annual Guaranteed Death Benefit rider;
  o  Earnings Enhanced Death Benefit rider; and
  o  Spouse Beneficiary Death Benefit rider. (See OPTIONAL DEATH BENEFITS.)

In addition, if you elect the Guaranteed Lifetime Withdrawal Benefit at the time that your contract is issued, a minimum guarantee death benefit is integrated into that benefit. That death benefit takes the place of the standard death benefits offered in the Contract.

DOES THE CONTRACT OFFER ANY LIVING BENEFITS?
We offer two living benefits for a fee. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including investment restrictions. In addition, excess withdrawals may adversely affect the benefits provided.

Note, other riders you choose will terminate if you choose the Guaranteed Lifetime Withdrawal Benefit rider and extend the Payout Date beyond the later of the Contract Anniversary following the primary Annuitant's 85th birthday or 10 years from the Contract Issue Date.

ARE THE CONTRACT TERMS THE SAME IN EVERY STATE?


Although this Prospectus describes all the material rights and obligations under the Contract, certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact us or see your Contract, riders and endorsements for specific variations. If a current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider has not been approved in your state or your application for one of those riders is dated prior to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, as applicable, may be issued. Information about prior versions of those riders is available in the appendices to this Prospectus.


ARE OTHER TYPES OF ANNUITY CONTRACTS AVAILABLE?
We offer other variable annuity contracts that have different contract features, death benefits, and optional programs. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact us or your agent.

WHAT SHARE CLASS SHOULD I CHOOSE?
The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before we issue the Contract, you must select one of the Classes. Once you select a Class, you cannot change it.

B-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).


For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, surrender charges will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made, unless you choose the Extra Credit Plan.

L-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fourth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).


You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts' mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

ARE THERE TAX ADVANTAGES TO PURCHASING THE CONTRACT?

An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payout Options.


Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts see FEDERAL TAX MATTERS.

ARE DISCOUNTS OR WAIVERS AVAILABLE?
The Contract is available for purchase by corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to our officers, directors, and employees or those of our affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

  o  The number of Owners;
  o  The size of the group of purchasers;
  o  The total premium expected to be paid;
  o  Total assets under management for the Owner;
  o  The purpose for which the Contracts are being purchased;
  o  The expected persistency of individual Contracts; and
  o Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

WHAT CHARGES WILL I PAY?
The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect the Purchase Payment Credit Benefit.

The B-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment, unless you also elect the Purchase Payment Credit Benefit. If you do so, the maximum surrender charge is 9.00%. In both cases, the percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

The L-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments.


Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.


Surrender charges will be deducted from remaining Contract Value. However, you may elect instead to have surrender charges deducted from the amount you withdraw. If you do not request otherwise, we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect the Purchase Payment Credit Benefit, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive a B-Share Class Contract with Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.

Administrative Charge. We deduct a daily administrative charge to compensate us for certain administrative expenses we incur. The charge is deducted at an annual rate of .15% of average Variable Contract Value.


Premium Expense Charge. We deduct a charge for any state or local premium taxes applicable to a Contract. We may deduct premium taxes at the time we pay such taxes. State premium taxes currently range from 0% to 3.50%.


Loan Interest Charge. We charge an annual interest rate of 6.50% on loans. We will credit at least 3.00% to amounts held in the Loan Account to secure a loan. Therefore, the maximum loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is no more than 3.50%. The current loan interest spread is 2.00%


Rider/Endorsement Charges. We deduct a charge on each Contract Anniversary for each of four optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value for the prior Contract Year. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit rider is 0.30% of the average monthly Contract Value for the prior Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value for the prior Contract Year.

We deduct a charge on each Contract Anniversary for each of two living benefit riders. The maximum charge for each of the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit rider is 1.75%. If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

We may charge an administrative fee, not to exceed $150, for each of the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, we may charge $10 for each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

Other Information. We pay compensation to broker-dealers who sell the Contracts.

       CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS
================================================================================

CUNA MUTUAL INSURANCE SOCIETY
We are a mutual life insurance company organized on May 20, 1935 and domiciled in Iowa. We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.


As of December 31, 2008, we and our subsidiaries had approximately $13.2 billion in assets and we had more than $69.2 billion of life insurance in force.

Consistent with well established industry practice, we do not believe that we are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") as depositor of the Variable Account, or as depositor of any other separate account registered with the SEC that supports a variable annuity contract or variable life insurance policy issued by us. Nevertheless, to the extent that the SEC takes the position that insurance company depositors of such separate accounts are subject to the periodic reporting requirements of the Securities Exchange Act, then we intend to rely on the exemption from those requirements set forth in Rule 12h-7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.


CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable

Account or of us by the SEC. The Variable Account is also subject to the laws of the State of Iowa, which regulate the operations of insurance companies domiciled in Iowa.

The Variable Account is divided into a number Subaccounts, which may change from time to time. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount's investment experience and not the investment experience of our other assets.

Although the assets in the Variable Account are our property, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account that exceed our liabilities under the Contracts may be transferred by us to the General Account and used to pay our liabilities. All obligations arising under the Contracts are our general corporate obligations.

THE FUNDS
The Subaccounts invest in the series of Funds, including series of Ultra Series Fund, AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., PIMCO Variable Insurance Trust and Van Kampen Life Investment Trust. The Ultra Series Fund is managed and distributed by our subsidiaries. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.

The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectuses, which must accompany or precede this Prospectus. The Funds' prospectuses should be read carefully and retained for future reference. Please contact your agent or call us to obtain a prospectus for one of the Funds.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under "Servicing Fees" and "Distribution of the Contract." We review the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Ultra Series Fund
Conservative Allocation Fund (Class I or Class II). This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, Inc., the Fund's investment adviser.

Moderate Allocation Fund (Class I or Class II). This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, Inc., the Fund's investment adviser.

Aggressive Allocation Fund (Class I or Class II). This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, Inc., the Fund's investment adviser.

Money Market Fund (Class I or Class II). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.


During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.


Bond Fund (Class I or Class II). This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund (Class I or Class II). This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (Class I or Class II). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I or Class II). This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund (Class I or Class II). This Fund seeks long- term capital appreciation.

Mid Cap Value Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Mid Cap Growth Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Small Cap Value Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Small Cap Growth Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

International Stock Fund (Class I or Class II). This Fund seeks long-term growth of capital.

Global Securities Fund (Class I or Class II). This Fund seeks capital appreciation.

MEMBERS Capital Advisors, Inc., which we indirectly own, serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

AIM Variable Insurance Funds

AIM V.I. Global Real Estate Fund (Series II). This Fund seeks a high total return through growth of capital and current income. The Fund invests, normally, at least 80% of its assets in securities of real estate and real estate-related companies.

Invesco Aim Advisors, Inc. serves as the investment adviser to the AIM Variable Insurance Funds.

Franklin Templeton Variable Insurance Products Trust


Franklin High Income Securities Fund (Class 4). This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield (commonly known as "junk bonds") and expected total return.


Franklin Income Securities (Class 4). This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.


Mutual Global Discovery Securities Fund (Class 4). This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Advisors, Inc. serves as the investment adviser to the Franklin High Income Securities Fund and the Franklin Income Securities Fund. Franklin Mutual Advisers LLC serves as the investment adviser to the Mutual Global Discovery Securities Fund.


Oppenheimer Variable Account Funds

Oppenheimer Main Street Small Cap Fund/VA (Service Class). This Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization U.S. companies the Fund's investment manager believes have favorable business trends or prospects.


Oppenheimer Main Street Fund/VA (Service Class). This Fund seeks high total return. The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges.


OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer Variable Account Funds.

Panorama Series Funds, Inc.


Oppenheimer International Growth Fund/VA (Service Class). This Fund seeks long-term capital appreciation investing under normal circumstances, at least 65% of its total assets in equity securities of issuers in at least three different countries outside the United States.


OppenheimerFunds, Inc. serves as the investment adviser to the Panorama Series Funds, Inc.

PIMCO Variable Insurance Trust


CommodityRealReturn Strategy Portfolio (Advisor Class). The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The Portfolio may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by Pacific Investment Management Company LLC (PIMCO), and has the same investment objective as the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income instruments. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

Total Return Portfolio (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities, with an average portfolio duration which normally varies two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index.

Global Bond Portfolio (Unhedged) (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD.

The Portfolio may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. Investments in instruments that are economically tied to foreign (non-U.S.) countries will normally vary between 25% and 75% of the Portfolio's total assets.


PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.

Van Kampen Life Investment Trust

Van Kampen Life Investment Trust Mid Cap Growth Portfolio (Class II). This Fund seeks capital growth by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Van Kampen Life Investment Trust Growth and Income Portfolio (Class II). This Fund seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Van Kampen Asset Management serves as the investment adviser to the Van Kampen Life Investment Trust.

The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public.

The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.


The Ultra Series Class I Subaccounts are available for Contracts issued before May 1, 2009. The Ultra Series Class II Subaccounts are available for Contracts issued on and after May 1, 2009.


AVAILABILITY OF FUNDS
The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

SERVICING FEES
We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or principal underwriter pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts established by us and our affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by us (or an affiliate). The amounts we receive under the servicing agreements may be significant.

The servicing fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, each of the Funds has adopted Rule 12b-1 distribution and/or services plans. Such plans allow the Fund to pay fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive fees for providing shareholder services to Funds. Furthermore, under certain Rule 12b-1 plans, CBSI may receive fees for providing distribution services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.

VOTING RIGHTS
Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts to which they have allocated. We will vote Fund shares attributable to Owners at shareholder meetings based on instructions from such Owners. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Owners with voting rights in a Fund will be notified of issues requiring shareholder vote as soon as possible before the shareholder meeting. They will be provided with materials that describe the proposal(s) and information on how to provide us voting instructions. We will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote.

Before the Payout Date, the number of shares an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The determination will be made as of the record date set by the Fund.

MATERIAL CONFLICTS


The Funds may be offered to both separate accounts funding variable universal life insurance policies and to separate accounts funding variable annuity contracts; to separate accounts of affiliated and unaffiliated insurance companies; and to employee benefit plans that may or may not be affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts or employee benefit plans in which the Funds are available. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and other Fund shareholders. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, which may include withdrawing the Variable Account from participation in the Fund(s) involved in the conflict.


FUND SUBSTITUTION
We may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

  (1) shares of a current Fund are no longer available for investment; or
  (2) further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds and classes may be added to the product, but their availability may be limited to certain categories of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain categories of Owners. No substitution, elimination, or combination of shares may take place without any required approval of the SEC and state insurance departments and required notice to you.

THE FIXED ACCOUNT


The Fixed Account is a part of our General Account, which contains all of our assets other than those in separate accounts. The General Account is used to support our annuity and insurance obligations. To the extent that Contract Value is allocated to the Fixed Account, you may want to consider our financial strength in connection with our ability to meet our obligations under your Contract. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.


We may restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate. We may also restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1 million. For Contracts issued in Connecticut, we may restrict allocations to a Fixed Account to the lesser of 25% of the Contract Value or $100,000. Contact your agent or us to determine if the Fixed Account is available.


Fixed Periods. We offer two Fixed Periods in the Fixed Account: DCA one-year and DCA six-month. For Connecticut residents, a one-year Fixed Period is also available. You may allocate purchase payments, any Contract Value Increase Enhancements and any Purchase Payment Credits to the Fixed Account for the Fixed Period you designate. Connecticut residents may also transfer from Subaccount(s) into the one-year Fixed Period. Transfers into a DCA Fixed Period are not permitted. The DCA Fixed Periods are used in connection with a dollar cost averaging program. See "DESCRIPTION OF THE CONTRACT, Transfer Privileges" for more information.


When you allocate to the Fixed Account, that Fixed Amount will earn at least the minimum guaranteed interest rate stated on your Date Page, which in no case will be less than the statutory minimum interest rate, for the Fixed Period selected. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. We have no constant formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of our General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed interest rate will be determined in our sole discretion. The Owner, therefore, assumes the risk that interest credited may not exceed the minimum guaranteed rate. Contact your agent or us for more information on the minimum guaranteed interest rate and the current interest rate.

Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.

For Connecticut residents, during the 30-day period prior to the expiration of the one-year Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any Subaccount available at that time. If an Owner does not provide instructions as to how to reinvest the Fixed Amount, then on the expiration date we will invest the Fixed Amount in another one-year Fixed Period. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, we will credit the Fixed Amount at least the minimum guaranteed interest rate in effect for your Contract until the Payout Date.

 If your designate your Fixed Amount to a DCA Fixed Period, you must make monthly transfers from the Fixed Account to Subaccount(s) you designate in minimum amounts that will fully amortize the Fixed Amount as of the expiration date of the applicable DCA Fixed Period. You can also transfer Fixed Amounts designated to a DCA Fixed Period to available Subaccount(s) at any time. Transfers of Fixed Amounts designated to the one-year Fixed Period to Subaccount(s) are only permitted during the 30-day period described above.

Fixed Contract Value. The Fixed Contract Value reflects (if applicable):

  o  Net Purchase Payments;
  o any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account;
  o  Interest credited to Contract Value in the Fixed Account;
  o  Transfers of Contract Value out of the Fixed Account;
  o Surrenders and partial withdrawals from the Fixed Account (including any applicable surrender charges); and
  o  Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account Value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Contact your agent or us for information on the availability of the Fixed Account in your state. If you allocated to the Fixed Account prior to May 1, 2009, please see your Contract or contact your agent or us for information on the terms of that apply to your Fixed Amount. You may also find additional information in the Prospectus in effect at the time of your allocation.

                           DESCRIPTION OF THE CONTRACT
================================================================================

ISSUANCE OF A CONTRACT
In order to purchase a Contract, application must be made through a registered representative of CBSI or a registered representative of a broker-dealer that has a selling agreement with CBSI, who in either case must also be appointed as our insurance agent. Applications and initial purchase payments submitted to such agents cannot be processed until we receive them from such representatives at our Mailing Address. There may be delays in our receipt of application that are outside of our control because of the failure of an agent to forward the application to us promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code, except that Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

RIGHT TO EXAMINE


The Contract provides for an initial "right to examine" period. The Owner may reject the Contract for any reason within 10 days of receiving it. In some states this period may be longer than 10 days. The Contract may be returned, along with a Written Request, to an agent or to us at our Mailing Address, within 10 days of receipt.


Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the right to examine period. If you are subject to market risk and you choose to reject the Contract during the right to examine period, we will return to you your Contract Value less any Purchase Payment Credits, as calculated on the date we receive the returned Contract. Some states may instead require that we refund your purchase payments to you. If your Contract was issued in such state and you choose to reject the Contract during the right to examine period, we will return to you the greater of (1) your Contract Value less any Purchase Payment Credits, as calculated on the date we receive the returned Contract or (2) your purchase payments less any withdrawals.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by us.

CLASSES
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before we issue your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it:

B-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.


Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

L-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).


You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract's mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

PURCHASE PAYMENTS
The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount we must receive during the first 12 months of the Contract is:


------------------------------------------------------------------------------------------------------------------
Minimum Purchase           Type of Purchase
------------------------------------------------------------------------------------------------------------------
$5,000                     All purchases, except as described below.
------------------------------------------------------------------------------------------------------------------
$2,000                     For Contracts that qualify for special federal income tax treatment under Sections 401,
                           403(b), 408, 408A, or 457 of the Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans. Effective November 15, 2007, new Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs.
------------------------------------------------------------------------------------------------------------------
Value of the contract      The value of a contract exchanged pursuant to Section 1035 of the Code, if we approve
exchanged                  the transaction prior to the exchange.
------------------------------------------------------------------------------------------------------------------
$2,000                     For a Contract sold to our employees and those of our subsidiaries and to registered representatives and other persons associated with CBSI. This category includes both individual retirement accounts and non-individual retirement accounts.
------------------------------------------------------------------------------------------------------------------


Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under our automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that we are permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

We may choose not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law. Effective January 1, 2009, we no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

CONTRACT VALUE INCREASE ENHANCEMENT
When the Owner makes a purchase payment, we will increase the Owner's Contract Value by a specified percentage to the extent the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that we have received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

    -----------------------------------------------------------------------
     Cumulative Net Purchase Payment Levels           Increase Percentage
    -----------------------------------------------------------------------
     $500,000 through $999,999.99                     0.50%
    -----------------------------------------------------------------------
     $1,000,000 and above                             0.70%
    -----------------------------------------------------------------------

We will calculate the Contract Value Increase Enhancement as follows:

  (a) cumulative Net Purchase Payments; multiplied by
  (b) the applicable increase percentage; minus
  (c) any prior increases to Contract Value as a result of the Contract Value Increase Enhancement.

We will allocate the amount of the Contract Value Increase Endorsement pro-rata according to the Owner's current purchase payment allocation in the share class elected by the Owner.


We fund the Contract Value Increase Enhancement from our General Account. Therefore, you may wish to consider our financial strength in connection with our ability to meet our obligations to fund the Contract Value Increase Enhancement. We do not charge Owners for the Contract Value Increase Enhancement.


We will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges we assess. However, they will be subject to the same charges as the base Contract class. The Contract Value Increase Enhancement may not be available in all states.

Please note that, if you elect the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

EXTRA CREDIT PLAN
The Extra Credit Plan is a Purchase Payment Credit Benefit endorsement. Under the endorsement, each time you make a purchase payment, we will enhance, at a cost, your Contract Value by 4% to 6% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:


    -----------------------------------------------------------------------
       Cumulative Net Purchase Payments           Purchase Payment Credit
    -----------------------------------------------------------------------
    Less than $250,000                                        4%
    -----------------------------------------------------------------------
    At least $250,000 but less than $500,000                  5%
    -----------------------------------------------------------------------
    $500,000 or more                                          6%
    -----------------------------------------------------------------------


We will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, we will allocate the amount of the Purchase Payment Credits pro-rata according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.

The Contract's mortality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, we will not assess charges for the Purchase Payment Credit Benefit against Contract Value in the Fixed Account.

With the Purchase Payment Credit Benefit, the surrender charge we assess will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which we assess surrender charges, generally seven years from the date we applied the purchase payment, will remain the same. We will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.

In addition to the higher surrender charge rates, the assumptions we use in assessing the surrender charge will change. We will no longer assume that earnings are withdrawn first. (See CHARGES AND DEDUCTIONS.)

The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

Please note that, if you choose the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

Examples.

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.


  o  The Purchase Payment Credit is $1,000,000 x 6% = $60,000.


  o No prior Purchase Payment Credits have been applied, so we apply the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

  o  We apply a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.

  o  At the time of the additional purchase payment.
     o   Cumulative purchase payments equal $200,000 + $500,000 = $700,000.


     o   Purchase Payment Credits due are $700,000 x 6% = $42,000.
     o   The Purchase Payment Credits we previously applied = $8,000.
     o   Purchase Payment Credits we apply are $42,000 - $8,000 = $34,000.

Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $200,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 withdrawal, and then the Owner submits a $500,000 purchase payment.

  o  At issue, the purchase payments we apply are $200,000 x 4% = $8,000.

  o  At the time of the $300,000 additional purchase payment:
     o   Cumulative purchase payments equal $200,000 + $200,000 = $400,000.
     o   Purchase Payment Credits due are $400,000 x 5% = $20,000.
     o Total applied with the first additional purchase payment is $20,000 - $8,000 = $12,000.

  o  With the $75,000 withdrawal:
     o   Cumulative purchase payments equal $400,000 - $75,000 = $325,000.
     o   We will not "recapture" Purchase Payment Credits.

  o  With the $500,000 additional purchase payment:
     o   Cumulative purchase payments equal $325,000 + $500,000 = $825,000.
     o   Purchase Payment Credits due are $825,000 x 6% = $49,500.
     o   The Purchase Payment Credits we previously applied = $20,000.
     o   The Purchase Payment Credits we credit are $49,500 - $20,000 = $29,500.


The Purchase Payment Credit Benefit may not be available in all states. We may discontinue offering the Purchase Payment Credit Benefit at any time.

We expect to make a profit from these Purchase Payment Credits. In addition, the amount of the Purchase Payment Credits may be more than offset by the additional fees and charges associated with them.

ALLOCATION OF PURCHASE PAYMENTS


We allocate purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to Subaccount(s) you choose within two Valuation Days of receipt by us at our Mailing Address. If the application is not properly completed, we may retain the purchase payment for up to five Valuation Days while we attempt to complete the application. If information which completes the application is received after the close of regular business on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to us retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.


We will process additional purchase payments at the Accumulation Unit value next determined after the request is received in good order at our Mailing Address. If we receive your purchase payment on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your purchase payment will be applied with that day's Accumulation Unit value.


To assist you with making your Subaccount selections, we offer at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. If you choose to use the asset allocation models, you may only choose one model. The currently available allocation models are as follows:


--------------------------------------------------------------------------------------------
         Investment Category             Mix                         Subaccounts(1)
--------------------------------------------------------------------------------------------
Conservative/Moderate Blend               67%  Ultra Series Conservative Allocation
                                          33%  Ultra Series Moderate Allocation
--------------------------------------------------------------------------------------------
Conservative I-Model                      40%  Ultra Series Bond
                                          10%  Ultra Series High Income
                                          18%  Ultra Series Large Cap Value
                                          12%  Ultra Series Large Cap Growth
                                           5%  Ultra Series Mid Cap Value
                                           3%  Ultra Series Mid Cap Growth
                                           3%  Ultra Series Small Cap Value
                                           3%  Ultra Series Global Securities
                                           6%  Ultra Series International Stock
--------------------------------------------------------------------------------------------
Conservative/Moderate I-Model             32%  Ultra Series Bond
                                           8%  Ultra Series High Income
                                          17%  Ultra Series Large Cap Value
                                          14%  Ultra Series Large Cap Growth
                                           7%  Ultra Series Mid Cap Value
                                           5%  Ultra Series Mid Cap Growth
                                           4%  Ultra Series Small Cap Value
                                           4%  Ultra Series Global Securities
                                           9%  Ultra Series International Stock
--------------------------------------------------------------------------------------------
Moderate I-Model                          24%  Ultra Series Bond
                                           6%  Ultra Series High Income
                                          16%  Ultra Series Large Cap Value
                                          16%  Ultra Series Large Cap Growth
                                           8%  Ultra Series Mid Cap Value
                                           7%  Ultra Series Mid Cap Growth
                                           5%  Ultra Series Small Cap Value
                                           7%  Ultra Series Global Securities
                                          11%  Ultra Series International Stock
--------------------------------------------------------------------------------------------
Moderate/Aggressive I-Model               16%  Ultra Series Bond
                                           4%  Ultra Series High Income
                                          15%  Ultra Series Large Cap Value
                                          17%  Ultra Series Large Cap Growth
                                           9%  Ultra Series Mid Cap Value
                                           8%  Ultra Series Mid Cap Growth
                                           5%  Ultra Series Small Cap Value
                                           2%  Ultra Series Small Cap Growth
                                           8%  Ultra Series Global Securities
                                          16%  Ultra Series International Stock
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
         Investment Category             Mix                         Subaccounts(1)
--------------------------------------------------------------------------------------------
Aggressive I-Model                         8%  Ultra Series Bond
                                           2%  Ultra Series High Income
                                          14%  Ultra Series Large Cap Value
                                          18%  Ultra Series Large Cap Growth
                                           9%  Ultra Series Mid Cap Value
                                           9%  Ultra Series Mid Cap Growth
                                           6%  Ultra Series Small Cap Value
                                           4%  Ultra Series Small Cap Growth
                                          10%  Ultra Series Global Securities
                                          20%  Ultra Series International Stock
--------------------------------------------------------------------------------------------
Conservative R-Model                       5%  Franklin Income Securities
                                          10%  PIMCO Global Bond
                                          10%  Franklin High Income Securities
                                          25%  PIMCO Total Return
                                          13%  Oppenheimer Main Street
                                          16%  Van Kampen Growth and Income
                                           4%  Van Kampen Mid Cap Growth
                                           3%  Oppenheimer Main Street Small Cap
                                           3%  Franklin Mutual Global Discovery Securities
                                           6%  Oppenheimer International Growth
                                           2%  AIM V.I. Global Real Estate
                                           3%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Conservative/Moderate R-Model              5%  Franklin Income Securities
                                           8%  PIMCO Global Bond
                                           8%  Franklin High Income Securities
                                          19%  PIMCO Total Return
                                          15%  Oppenheimer Main Street
                                          15%  Van Kampen Growth and Income
                                           6%  Van Kampen Mid Cap Growth
                                           5%  Oppenheimer Main Street Small Cap
                                           4%  Franklin Mutual Global Discovery Securities
                                           9%  Oppenheimer International Growth
                                           2%  AIM V.I. Global Real Estate
                                           4%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Moderate R-Model                           5%  Franklin Income Securities
                                           6%  PIMCO Global Bond
                                           6%  Franklin High Income Securities
                                          13%  PIMCO Total Return
                                          17%  Oppenheimer Main Street
                                          14%  Van Kampen Growth and Income
                                           8%  Van Kampen Mid Cap Growth
                                           6%  Oppenheimer Main Street Small Cap
                                           7%  Franklin Mutual Global Discovery Securities
                                          11%  Oppenheimer International Growth
                                           3%  AIM V.I. Global Real Estate
                                           4%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Moderate/Aggressive R-Model                5%  PIMCO Global Bond
                                           4%  Franklin High Income Securities
                                          11%  PIMCO Total Return Portfolio
                                          18%  Oppenheimer Main Street
                                          12%  Van Kampen Growth and Income
                                          10%  Van Kampen Mid Cap Growth
                                           8%  Oppenheimer Main Street Small Cap
                                           8%  Franklin Mutual Global Discovery Securities
                                          16%  Oppenheimer International Growth
                                           4%  AIM V.I. Global Real Estate
                                           4%  CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
         Investment Category             Mix                         Subaccounts(1)
--------------------------------------------------------------------------------------------
Aggressive R-Model                         5%  Ultra Series Global Bond
                                           2%  Franklin High Income Securities
                                           3%  PIMCO Total Return
                                          20%  Oppenheimer Main Street
                                          12%  Van Kampen Growth and Income Portfolio
                                          10%  Van Kampen Mid Cap Growth Portfolio
                                          10%  Oppenheimer Main Street Small Cap
                                          10%  Franklin Mutual Global Discovery Securities
                                          20%  Oppenheimer International Growth
                                           4%  AIM V.I. Global Real Estate
                                           4%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Conservative C-Model                      25%  Ultra Series Bond
                                          10%  Franklin High Income Securities
                                          10%  PIMCO Global Bond
                                           5%  PIMCO Total Return
                                          16%  Van Kampen Growth and Income
                                          10%  Ultra Series Large Cap Growth
                                           6%  Ultra Series Mid Cap Value
                                           2%  Ultra Series Mid Cap Growth
                                           2%  Oppenheimer Main Street Small Cap
                                           7%  International Stock
                                           2%  Oppenheimer International Growth
                                           2%  AIM V.I. Global Real Estate
                                           3%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Conservative/Moderate C-Model             20%  Ultra Series Bond
                                           8%  Franklin High Income Securities
                                           8%  PIMCO Global Bond
                                           4%  PIMCO Total Return
                                          16%  Van Kampen Growth and Income
                                          12%  Ultra Series Large Cap Growth
                                           7%  Ultra Series Mid Cap Value
                                           3%  Ultra Series Mid Cap Growth
                                           3%  Oppenheimer Main Street Small Cap
                                           8%  Ultra Series International Stock
                                           5%  Oppenheimer International Growth
                                           2%  AIM V.I. Global Real Estate
                                           4%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Moderate C-Model                          15%  Ultra Series Bond
                                           6%  Franklin High Income Securities
                                           6%  PIMCO Global Bond
                                           3%  PIMCO Total Return
                                          16%  Van Kampen Growth and Income
                                          14%  Ultra Series Large Cap Growth
                                           7%  Ultra Series Mid Cap Value
                                           4%  Ultra Series Mid Cap Growth
                                           4%  Oppenheimer Main Street Small Cap
                                          10%  Ultra Series International Stock
                                           8%  Oppenheimer International Growth
                                           3%  AIM V.I. Global Real Estate
                                           4%  Ultra Series CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
         Investment Category             Mix                         Subaccounts(1)
--------------------------------------------------------------------------------------------
Moderate/Aggressive C-Model                8%  Ultra Series Bond
                                           4%  Franklin High Income Securities
                                           5%  PIMCO Global Bond
                                           3%  PIMCO Total Return
                                          13%  Van Kampen Growth and Income
                                          17%  Ultra Series Large Cap Growth
                                           7%  Ultra Series Mid Cap Value
                                           4%  Ultra Series Mid Cap Growth
                                           7%  Oppenheimer Main Street Small Cap
                                          14%  Ultra Series International Stock
                                          10%  Oppenheimer International Growth
                                           4%  AIM V.I. Global Real Estate
                                           4%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------
Aggressive C-Model                         3%  Ultra Series Bond
                                           2%  Franklin High Income Securities
                                           5%  PIMCO Global Bond
                                          12%  Van Kampen Growth and Income
                                          18%  Ultra Series Large Cap Growth
                                           6%  Ultra Series Mid Cap Value
                                           6%  Ultra Series Mid Cap Growth
                                          10%  Oppenheimer Main Street Small Cap
                                          17%  Ultra Series International Stock
                                          13%  Oppenheimer International Growth
                                           4%  AIM V.I. Global Real Estate
                                           4%  PIMCO CommodityRealReturn Strategy
--------------------------------------------------------------------------------------------



(1)For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.


Subject to any approval, notice or consent required by applicable law, we may:

  (i)   add allocation models without prior notice;
  (ii)  remove or substitute allocation models; and
  (iii) substitute Subaccount(s) within an available allocation model.

If we remove an allocation model, existing Contracts that are using the model at the time it is removed may continue to use it. The removed allocation model will not be available for newly issued Contracts nor will existing Contracts be able to switch to the removed model.

While your funds will be initially allocated to each Subaccount in the percentages specified by the model you select, if any, the actual percentage of your Contract Value allocated to a particular Subaccount may change over time due to factors such as changes in the market value of the underlying fund's portfolio. By choosing an allocation model, you are directing us to automatically rebalance your Contract Value each Contract Anniversary in accordance with the allocation model.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, not all of these allocation models will be available to you.

CONTRACT VALUE
The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

  (1) Is:

      (a) the net assets of the Subaccount as of the end of the Valuation
          Period;
      (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

  (2) The daily charges for mortality and expense risks and administrative expenses and any applicable surrender charge multiplied by the number of days in the Valuation Period.
  (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.


  o Transfers from Subaccount(s) to the Fixed Account are not permitted for the DCA Fixed Periods.
  o Transfers from the Fixed Account to Subaccount(s) are permitted at any time for the DCA Fixed Periods.
  o A minimum monthly transfer from the Fixed Account to Subaccount(s) you designate is required for the DCA Fixed Periods. If no Subaccounts are designated, the minimum transfer amount will be transferred to either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract. The minimum transfer amount is the monthly sum that will amortize the Fixed Amount designated to a DCA Fixed Period on the expiration of the applicable DCA Fixed Period.
  o For Connecticut residents, transfers from Subaccount(s) to the Fixed Account are only permitted for the one-year Fixed Period and must be at least $1,000 (lesser amounts received are allocated to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract). In addition, the end of the one-year Fixed Period may not extend beyond the Payout Date at the time of the transfer.
  o For Connecticut residents, transfers from the Fixed Account to Subaccount(s) for the one-year Fixed Period are permitted only during the 30-day period before the expiration of the one-year Fixed Period.


Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received in good order. If we receive a transfer request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed using that day's Accumulation Unit value.

No fee is currently charged for transfers but we may charge $10 for each transfer. Required transfers from the Fixed Account with respect to a DCA Fixed Period are not subject to a transfer fee.

Transfers may be made by Written Request, fax, Internet, or by telephone.


We will send a written confirmation of all transfers. We will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions that do not occur if a Written Request is submitted. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. We will not be liable for any losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that we believe are genuine.

We may record telephone requests. We may suspend fax, Internet or telephone instructions at any time for any class of Contracts for any reason.

Fax, Internet and telephone service may not always be available. All of these services, whether they are yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. For example, communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of users (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to us at our Mailing Address.


We may modify, restrict, or terminate the transfer privileges at any time for any reason.


Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds.

These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers.


In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").


Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.


Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments are intended to ensure that you purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.


Dollar Cost Averaging Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract, to one or more Subaccounts. In addition, for Fixed Amounts designated to a DCA Fixed Period, a minimum monthly amount must be systematically transferred from the Fixed Account to one or more Subaccounts equal to the monthly sum that will amortize the Fixed Amount on the expiration date of the applicable DCA Fixed Period.


Portfolio Rebalancing. An Owner may instruct us to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), we will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We may stop the portfolio rebalancing programs.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

For Fixed Amounts designated to a DCA Fixed Period, Owners may also automatically transfer the interest from the Fixed Account to one or more of the Subaccounts. The minimum automatic transfer amount is $100 per month. If less than $100 is available, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or Fixed Account from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. We will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We may stop the automatic transfer programs.

SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to us at our Mailing Address. We will process the surrender at the Accumulation Unit value next determined after the Written Request is received at our Mailing Address. If we receive your surrender request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. We may apply a surrender charge upon surrender.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. If you are a resident of Texas, we will treat a request that would reduce the Surrender Value to less $2,000 as a full surrender only if (1) no purchase payments were made during the prior two Contract Years,
(2) the total of all purchase payments less partial withdrawals is less than $2,000 and (3) the resulting Contract Value is also less than $2,000.

We will process the withdrawal at the Accumulation Unit value next determined after the request is received at our Mailing Address. If we receive your partial surrender request at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. We may apply a surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable surrender charge) will be made proportionately from the accounts. A contingent deferred sales charge may apply to surrenders and partial withdrawals.

Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy required minimum distributions or to withdraw interest. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59 1/2 may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate upon the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies).

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, we will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70 1/2. To help make these distributions, we offer Automatic Required Minimum Distribution plans. The Automatic Required Minimum Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity
(IRA), or Simplified Employee Pension (SEP). If the Owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their Contract Value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in the Contract. If you plan to take required minimum distributions under your Contract, whether or not you take them under the Automatic Required Minimum Distribution Plan, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.

In connection with the recently adopted Worker, Retiree and Employer Recovery Act of 2008 ("Act"), there are no required minimum distributions from certain qualified defined contribution retirement plans and individual retirement accounts for the 2009 calendar year. If a Contract is held in such an account, the Owner has enrolled in an Automatic Required Minimum Distribution Plan, and the Owner does not instruct the Company to discontinue distributions for 2009, the Company will continue to make distributions as if minimum distributions were required.

Owners, who have not enrolled in an Automatic Required Minimum Distribution Plan and who would have been required to take minimum distributions in 2009 if the Act had not been passed, may enroll in an Automatic Required Minimum Distribution Plan in 2009 and take the distributions that would otherwise have been required.

For both established and new Automatic Required Distribution Plans, the Company will treat such distributions as if they had been required for purposes of the discussion of required minimum distributions in this Prospectus.

An Owner who receives a distribution under an Automatic Required Distribution Plan may re-contribute such distribution to the Contract as a rollover contribution if the distribution is returned to the Company and is received by us at our Mailing Address within 60 days of payment. Such distributions returned in good order will be processed as of the Valuation Day they are received by us at our Mailing Address.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989.
Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. We may stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS


Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from us using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.


DEATH BENEFIT BEFORE THE PAYOUT DATE
Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes. The following options are available to a sole surviving Owner or a new Owner:

  (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.
  (2) If the Owner is not the spouse of the deceased Owner, he or she may elect, within 60 days of the date we receive Due Proof of Death:

      (a) to continue the Contract as the new Owner for up to an additional five years after which, if the Contract has not earlier been surrendered, the Contract will terminate and we will pay the Surrender Value in a single sum; or
      (b) to apply the Surrender Value within one year of the deceased Owner's death to one of the Income Payout Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, we will pay the Surrender Value in a single sum five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, we will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date we receive Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

  (1) payments under the option begin within 1 year of the Annuitant's death;
      and
  (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:


  (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death at our Mailing Address; or
  (2) Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant's death, as of the Valuation Day we receive Due Proof of Death at our Mailing Address.


The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the riders section for more details.

The death benefit is paid at such time as we are provided all required documentation and proper instructions.

Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:

  (1) Is the partial withdrawal amount;
  (2) Is the Contract Value immediately prior to the partial withdrawal; and
  (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable surrender charges).

Examples how the death benefit works are provided in Appendix B.

                              MISCELLANEOUS MATTERS
================================================================================

PAYMENTS
Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at our Mailing Address, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

  (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
  (2) the SEC permits the postponement for the protection of Owners; or
  (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, we may delay payment until we are certain the check or draft has been honored.

We may defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request at our Mailing Address for such a surrender or transfer. In addition, we may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION
Upon notice to the Owner and as permitted by applicable law, we may modify the
Contract:

  (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;
  (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
  (3) to reflect a change in the operation of the Variable Account;
  (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;
  (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;
  (6) to transfer assets from the Variable Account to another separate account;
  (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;
  (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;
  (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;
 (10) to add new funds or remove existing funds;
 (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or
 (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

REPORTS TO OWNERS
At least annually, we will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report, individualized rate of return (based on Contract fees, charges, riders and deposits) and any other information required by any applicable law or regulation.

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

CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new address. We may also call you to verify the change of address.

INQUIRIES
Inquiries regarding a Contract may be made in writing to us at our Mailing Address. We may charge a fee of up to $50 for each research request.

                              INCOME PAYOUT OPTIONS
================================================================================

PAYOUT DATE AND PROCEEDS


The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code. If you are a resident of New Jersey, the Payout Date must be at least one year after the Contract Issue Date.

The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received by us at our Mailing Address at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. We are currently waiving the 30 day requirement in (1). However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.

If you are a resident of Oregon, you may be required to wait until the surrender charge period has passed to change your Payout Date. We are currently waiving this requirement for Payout Options on which no surrender charge would be assessed. However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.

On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option (or, for joint annuitants, the Joint and Survivor Life Income Option) with 10 years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs we otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.


The Payout Proceeds equal the Contract Value:

  (1) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;
  (2) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);
  (3) minus any applicable Loan Amount; and
  (4) minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS


On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file with us at our Mailing Address on the Payout Date, the proceeds will be paid as a life income annuity with payments for 10 years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

We may refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Option would be less than $2,500, or each Income Payment would be less than $20.00.


FIXED INCOME PAYMENTS
Fixed Income Payments are periodic payments from us to the designated Payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. We may, in our sole discretion, make Income Payments in an amount based on a higher interest rate.

VARIABLE INCOME PAYMENTS
The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first Income Payment is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS


The following describes your Income Payout Options. Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments cannot be surrendered or withdrawn and paid in a single sum. Not all of these options are available in every state. See your Contract for a description of the options available on your Contract.


Option 1 - Interest Option - Fixed Income Payments Only. The proceeds are left with us to earn interest at a compound annual rate to we determine but not less than 2%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2A - Installment Option - Fixed Payments. We make fixed monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 2B - Installment Option - Variable Payments. We make monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. The Payee may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Payee also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdrawal). The commuted value of the payments will be calculated as described in the Contract.


Option 3A - Single Life Income Guaranteed Period Certain. We make monthly Income Payments during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


Option 3B - Single Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.


Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. We make monthly Income Payments for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


The minimum amount of each fixed payment and the initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Option 4B - Joint and Survivor Life Income. We make monthly Income Payments for as long as either of two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.


Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period 10 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.


Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We may discontinue offering Options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option we make available.

Please note that annuity options without a life contingency (e.g., Options 1, 2A and 2B) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

DEATH BENEFIT AFTER THE PAYOUT DATE
If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the successor Payee becomes the new Owner. If there is no successor Payee, the surviving Annuitant becomes the new Owner. Such Owners will have the rights of Owners after the Payout Date, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS
================================================================================

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)


Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by us (or from the Contract Issue Date for Section 457 plans that do not choose the Extra Credit Plan), we will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. We deduct a surrender charge to compensate us for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.


The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.

However, if you elect to receive Purchase Payment Credits, the assumptions we uses in assessing the surrender charge are different. We will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, we will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn. After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value.

The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

----------------------------------------------------------------------------------------------------------------------------
                                     Charge as a Percentage      Charge as a Percentage of       Charge as a Percentage of
                                     of Purchase Payment -      Purchase Payment - Purchase      Purchase Payment - L-Share
Number of Full Years Between Date        B-Share Class            Payment Credits Elected                  Class
 of Purchase Payment and Date of
            Surrender
----------------------------------------------------------------------------------------------------------------------------
                0                              8%                            9%                             8%
----------------------------------------------------------------------------------------------------------------------------
                1                              7%                            8%                             7%
----------------------------------------------------------------------------------------------------------------------------
                2                              6%                            7%                             6%
----------------------------------------------------------------------------------------------------------------------------
                3                              5%                            6%                             5%
----------------------------------------------------------------------------------------------------------------------------
                4                              4%                            5%                             0%
----------------------------------------------------------------------------------------------------------------------------
                5                              3%                            4%                             0%
----------------------------------------------------------------------------------------------------------------------------
                6                              2%                            3%                             0%
----------------------------------------------------------------------------------------------------------------------------
                7+                             0%                            0%                             0%
----------------------------------------------------------------------------------------------------------------------------


For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.


Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges we imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the Contract Year has already been utilized by a prior withdrawal.


Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.


For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, earnings not previously withdrawn and 10% of the purchase payments being withdrawn may be withdrawn or surrendered during that year without a surrender charge. The remaining 90% of purchase payments being withdrawn will be subject to the surrender charge rate as outlined in the above chart. This means that a portion of every withdrawal that is not earnings will be subject to a surrender charge. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.


Waiver of Surrender Charge. (This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change will be waived on one partial withdrawal or surrender if the Annuitant is:

  (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or
  (2) becomes terminally ill after the Contract is issued (as described in the Contract); or
  (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or


  (4) the Annuitant's primary residence is located in an area that is declared a disaster area declared as such by the United States President and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).


The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

TRANSFER PROCESSING FEE
Currently no fee is charged for transfers. However, we may charge $10 for each transfer to compensate us for transfer processing costs. The transfer charge is not applicable to transfers of Fixed Amounts designated to a DCA Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE
You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

LOAN INTEREST SPREAD
While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.


We charge an annual interest rate of 6.5% on loans. After offsetting the 3% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually). The current loan interest spread is 2.00%


RESEARCH FEE
We may charge you a fee when you request information that is duplicative of information previously provided to you and requires extensive research.

ENDORSEMENT CHARGES
Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.


Currently there is no charge for the Income Payment Increase Endorsement; however, we may charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payout Option.


ANNUAL CONTRACT FEE
On each Contract Anniversary before the Payout Date, we deduct an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. We may deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. We do not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE


We deduct a daily administrative charge to compensate us for administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.


ENHANCED DEATH BENEFIT RIDER CHARGES
The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior Contract Year. The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Earnings Enhanced Death Benefit rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate us for the costs and risks we assume in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous Contract Year. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

GUARANTEED LIVING BENEFIT CHARGES
Guaranteed Living Benefit charges are assessed on each Contract Anniversary and are shown as a percentage of average daily Benefit Basis for the prior Contract Year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the Contract Issue Date. For Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders issued on and after the date of this Prospectus, the current annual charge is 0.85% and 0.80%, respectively.

If the benefit is in effect on the Contract Issue Date, we will not assess a charge for the benefit until the first Contract Anniversary.

If a current rider is not approved in your state or your application for a rider is dated prior to May 1, 2009, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.) Information about prior versions of these riders is available in the appendices to this Prospectus.

FUND EXPENSES
Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectuses, which follows this Prospectus. Please note that the Ultra Series Fund, its investment adviser and its distributor are affiliated with us. In addition, as discussed under "Servicing Fees" above, the Funds pay us for providing certain administrative services and/or CBSI for certain distribution services.


PREMIUM EXPENSE CHARGE


Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(1) from purchase payments as they are received, (2) from Contract Value upon withdrawal or surrender, (3) from Payout Proceeds upon application to an Income Payout Option, or (4) upon payment of a death benefit. We will forward payment to the taxing jurisdiction when required by law. Although we may deduct premium taxes at the time such taxes are paid to the taxing authority, currently we do not deduct premium tax unless the Contract is annuitized.

OTHER TAXES
Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

ADDITIONAL INFORMATION
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See DISTRIBUTION OF CONTRACTS.)

                             OPTIONAL DEATH BENEFITS
================================================================================

If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. We assess a charge for each of the optional death benefit riders. Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:


  (1) the date an additional purchase payment is received by us;
  (2) the date of payment of a partial withdrawal; and


  (3) on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:

  (1) is the partial withdrawal amount;
  (2) is the Contract Value immediately prior to the partial withdrawal; and
  (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value.

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT


   This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium expense charge not previously deducted. On the issue date, the value of the 3% Annual Guarantee Death Benefit is equal to the initial Net Purchase Payment. Thereafter, the value of the 3% Annual Guarantee Death Benefit on each Contract Anniversary is the lesser of:


  (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or
  (2) 200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

  (1) is the partial withdrawal amount;
  (2) is the Contract Value immediately prior to the withdrawal; and
  (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER
This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

  (1) the death benefit proceeds provided by the Contract (i.e., the greater of:
      (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death);
  (2) the death benefit proceeds provided by any other rider attached to the Contract (e.g., the Maximum Anniversary Death Benefit or 3% Annual Guaranteed Death Benefit riders); or
  (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.


The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium expense charge not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

  o  40% if the Annuitant was age 70 or younger on the Contract Issue Date; or
  o  25% if the Annuitant was age 71 or older on the Contract Issue Date.

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit rider cannot be elected with Purchase Payment Credits.

SPOUSE BENEFICIARY DEATH BENEFIT RIDER
The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-Annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole Beneficiary; your spouse has signed the application or Written Request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.


Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, we will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date we receive Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, we will allocate the difference according to the purchase payment allocation designation on file as of the date we receive Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date we receive Due Proof of Death, no additional amount will be added to your Contract. The charges for this rider will not be refunded.


The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to the Fixed Account will begin a new Fixed Period. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

  o the date death benefit proceeds become payable on you according to the provisions of the Contract;
  o the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;
  o  the Payout Date;
  o  the date we receive Written Request to change your Beneficiary;
  o  the date you surrender your Contract; or
  o  the date you chose to end this rider by Written Request to us.

If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify we.


Charges. If you elect the Spouse Beneficiary Death Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.


Examples showing how these benefits work are provided in Appendix B.

The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months in the period. On each Contract Anniversary during the accumulation period, we will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payout Option does not occur on a Contract Anniversary.


                         AVAILABLE CONTRACT ENDORSEMENTS
================================================================================

In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Benefit discussed above under "Description of the Contract, the following endorsements may be available on your Contract.

INCOME PAYMENT INCREASE ENDORSEMENT


Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending us an additional payment of up to $1 million with your Written Request electing an Income Payout Option. We deduct the premium expense charge, if any, from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.


You should consider this endorsement only if you have sufficient funds outside of the Contract to meet your immediate cash needs. We may charge up to $150 for the endorsement.

LOAN ACCOUNT ENDORSEMENT
A Loan Account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from us using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. We charges you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.

You should consider the cost of borrowing before taking a loan from the Contract. You will pay more loan interest that than you will earn on your Loan Account. You should consider your ability to repay the loan and the tax implications if you fail to repay it as scheduled. We do not charge a fee for this endorsement.

CHANGE OF ANNUITANT ENDORSEMENT
This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

You may wish to consider this endorsement if you are a business or trust and you believe it would be beneficial to have the ability to change Annuitants as allowed by the endorsement. You may want to consider surrender charges, possible tax implications and other factors associated with the surrender of the Contract in connection with an event causing the current Annuitant to be no longer associated with the business or trust.

SPOUSAL CONTINUATION ENDORSEMENT
Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and we receive your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.


If you are named as both the sole Annuitant and sole Owner and your spouse is named as the sole Beneficiary, this endorsement will automatically be issued with your Contract.

If your spouse elects spousal continuation, we will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day we receive Due Proof of Death at our Mailing Address, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any Loan Amount. The greater of these two amounts is the Contract continuation amount. Your Loan Amount, if any, will be repaid as of the Contract continuation date. The entire Contract continuation amount will become the Contract Value as of the Contract continuation date and that amount will be allocated to the Subaccount(s) or the Fixed Account selection we receive by Written Request (otherwise, we will use the purchase payment allocation designation we have on file). We will waive all surrender charges applicable to purchase payments made prior to the Contract continuation date. As of the Contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The Contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued Contract will be the later of Contract Anniversary following the new spouse Owner's 85th birthday or 10 years after the Contract continuation date.

All optional benefit riders/endorsements issued to you as Owner will terminate as of the date we receive Due Proof of Death at our Mailing Address. If you were the original spouse Beneficiary named on the original application you may, as new Owner, elect any optional benefit riders/endorsements we make available by Written Request, subject to Company approval.

We will currently allow the original spouse Beneficiary named on the original application, as new Owner, to add optional death benefit riders, except for the Earnings Enhanced Death Benefit. We also currently allow your spouse, as new Owner, to add the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit rider.

Please note that spousal continuation alone will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. Your spouse will need to begin required distributions after your death. You should consult a tax adviser.

Spousal continuation is only available on non-Qualified Contracts and IRA Contracts. There is no charge for spousal continuation endorsement.

You and your spouse should consider the tax implications of continuation (or termination) of the Contract in the event of your death before making a decision to exercise this benefit.

                             OPTIONAL BENEFIT RIDERS
================================================================================


The following optional benefit riders are offered on the Contract. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. We assess a charge for each of the optional benefit riders. Currently, these riders are available only when you purchase your Contract or, with respect to the Guaranteed Lifetime Withdrawal Benefit rider, after Contract issue on conversion from a Guaranteed Minimum Accumulation Benefit rider. We may make these riders available under different circumstances or discontinue offering them in the future.


You should elect the Guaranteed Lifetime Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or lifetime withdrawals while participating in the market.

You should not elect the Guaranteed Lifetime Withdrawal Benefit if:

  o you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;
  o you are interested in long term accumulation rather than receiving payments; or
  o you have a Qualified Contract with withdrawal restrictions and you are under age 59 1/2 and are actively employed.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.


You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments while the Guaranteed Minimum Accumulation Benefit is in effect. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution
Plan) from this Contract.


You should not elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

  o you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit, but will increase the cost of the rider; or
  o you would prefer that your Contract Value not be allocated to an available Benefit Allocation Model because all Contract Value must be allocated to a Benefit Allocation Model for the riders to remain in effect.


The guarantees provided under the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to our claims-paying ability. Therefore, if we become insolvent, the benefits may not be paid. You may want to consider our financial strength in connection with our ability to meet the guarantees made under the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders. We may discontinue offering the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.


One or both of these riders may not be available in your state, or your state may not have approved the current version of the rider. Prior versions of the riders are described in the appendices. Contact your agent or us to confirm whether and, if so, what version of these riders are available to you.

INCOME PROTECTOR
Income Protector is a Guaranteed Lifetime Withdrawal Benefit rider. If the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2009, a prior, approved version of a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Withdrawal Benefit rider may be issued. THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX E (FOR RIDERS ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009). THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX G (FOR RIDERS ISSUED AFTER OCTOBER 29, 2006 AND BEFORE OCTOBER 29, 2007), AND APPENDIX F (FOR RIDERS ISSUED AFTER OCTOBER 28, 2007 AND BEFORE NOVEMBER 24, 2008). THESE APPENDICES

ALSO DESCRIBE THE RIDER THAT MAY BE ISSUED TO YOU IF A CURRENT VERSION OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER IS NOT YET APPROVED IN YOUR STATE.

Definitions. We use the following definitions to describe how the optional Guaranteed Lifetime Withdrawal Benefit riders work:

Annuitant's Age 85 Contract Anniversary means the Contract Anniversary that is on or immediately follows the Annuitant's 85th birthday (the youngest Annuitant, if joint Annuitants).

Excess withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the guaranteed annual lifetime withdrawal amount ("GALWA"). The amount that is in excess of GALWA is considered the excess withdrawal amount.

Guaranteed Annual Lifetime Withdrawal Amount or GALWA means the maximum guaranteed withdrawal amount available to be withdrawn each Contract Year under the rider while an Annuitant is alive.

Lifetime withdrawal means the specified annual withdrawals that can be made each rider year while an Annuitant is alive.

Lifetime Benefit Basis means the value used to determine the GALWA. It will be reduced if an excess withdrawal occurs.

Non-Lifetime Withdrawal is the first withdrawal after the Income Later rider is issued, if there are no additional withdrawals in the same rider year and no withdrawals in the rider year immediately following the first withdrawal.

Rider anniversary means the same day and month as the rider issue date for each year that the rider remains in force.

Rider year means any twelve-month period beginning on a rider issue date or a rider anniversary and ending one day before the next rider anniversary.

Window period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The window period, if any, is shown on your Rider Data Page.


General. Guaranteed Lifetime Withdrawal Benefit riders are optional riders that permit you to receive annual minimum payments regardless of your Contract Value during the Annuitant's lifetime (or until the second Annuitant's death if there are joint Annuitants) if certain conditions are met. We offer two different rider options, Income Now and Income Later, each with unique guaranteed minimum withdrawal features, for the same rider charge rate. You must make an irrevocable choice of one of these options when you elect a Guaranteed Lifetime Withdrawal Benefit rider. The Income Now option is designed for Owners who expect to start taking withdrawals in the near future. The Income Later option is designed for Owners who expect to delay taking withdrawals. Examples of how the Income Now and Income Later options work are provided in Appendix C.

When you elect the Guaranteed Lifetime Withdrawal Benefit at Contract issue, you also receive the Minimum Guarantee Death Benefit. This death benefit takes the place of the basic death benefits offered in the Contract. However, if you cancel your Guaranteed Lifetime Withdrawal Benefit rider, you will also cancel the death benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and we will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.

The Guaranteed Lifetime Withdrawal Benefit riders are available for an additional charge. If you do not choose to make withdrawals under your Guaranteed Lifetime Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. The addition of this rider to your Contract may not be in your best interest because an additional annual charge is assessed for this benefit, and in order to receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.


We provide additional information about the Guaranteed Lifetime Withdrawal Benefit below in the following sections:

  o "Electing a Guaranteed Lifetime Withdrawal Benefit Rider" - describes the eligibility requirements associated with the riders.
  o "Withdrawals in General" - describes how the actual amount you choose to withdraw affects certain features of the riders, and describes Guaranteed Lifetime Withdrawal Benefit settlements that occur when lifetime withdrawals are payable but your Contract Value reaches zero. It also describes how the Non-Lifetime Withdrawal works.
  o  "Amount of your GALWA" - describes how we determine your GALWA.
  o "Lifetime Benefit Basis" - describes how the lifetime benefit is calculated, and how an increase in the Lifetime Benefit Basis may occur in the window period.
  o "Simple Interest Benefit" and "Lifetime Benefit Basis Step-Up" - describe how you may increase the Lifetime Benefit Basis, and thus increase the GALWA.

  o "Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect" - describes how we will increase the Lifetime Benefit Basis if both benefits are in effect.


  o "Excess Withdrawals" - describes how your Lifetime Benefit Basis, Simple Interest Benefit Basis and GALWA will be reduced if you take an excess withdrawal.


  o "Allocation Options" - describes how your Net Purchase Payments, as well as any applicable Contract Value Increase Enhancements and Purchase Payment Credits, and your Contract Value must be allocated for your rider to remain in force.
  o "Death Benefit" - describes the Guaranteed Lifetime Withdrawal Benefit with Minimum Guaranteed Death Benefit.
  o "Spousal Continuation Endorsement," "Joint Annuitant Death," and "In the Event of Divorce" - describe how the rider works with those other endorsement, Contract or administrative provisions.
  o "Termination" - describes the events that will cause the rider to terminate.
  o "Guaranteed Lifetime Withdrawal Benefit Charge" - describes the fees for the rider.

See Appendix C for examples of how a Guaranteed Lifetime Withdrawal Benefit rider will work.

Electing a Guaranteed Lifetime Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect the Guaranteed Lifetime Withdrawal Benefit rider. These requirements vary based on how your Contract is owned.

Age Requirements: For single Owner Contracts, you may elect the Guaranteed Lifetime Withdrawal Benefit rider if the Owner is between ages 55 and 85 on the rider issue date. If the Owner is not a natural person, you may elect the Guaranteed Lifetime Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 55 and 85 on the rider issue date. For jointly owned Contracts, you may elect the Guaranteed Lifetime Withdrawal Benefit rider if each Owner is between ages 55 and 85 on the rider issue date. The chart below illustrates the age eligibility requirements for the Guaranteed Lifetime Withdrawal Benefit rider:

------------------------------------------------------------------------------------------------------------------
         Type of Contract                               Age Requirements At Rider Issue Date
------------------------------------------------------------------------------------------------------------------
Single Owner                                Owner must be between ages 55-85
------------------------------------------------------------------------------------------------------------------
Single Owner/Non-Natural Owner              Each Annuitant must be between ages 55-85
------------------------------------------------------------------------------------------------------------------
Jointly Owned Contract                      Joint Owners must both be between ages 55-85
------------------------------------------------------------------------------------------------------------------

In order to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

  o For jointly owned Contracts, the Owners must be spouses, they must be the Annuitant or Annuitants, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole Beneficiary prior to annuitization.
  o For a single natural person owned Contract covering a single life, the Annuitant must be the sole Owner.
  o If there are two Annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the designated Beneficiaries.
  o If the Owner is not a natural person, then the Annuitant(s) must be a natural person(s); if there are joint Annuitants, they must be spouses and the sole Beneficiaries must be the joint Annuitants.


Guaranteed Lifetime Withdrawal Benefit riders are not offered on new Contracts issued as Beneficiary IRA Contracts or TSAs. We may accept or refuse to issue a Guaranteed Lifetime Withdrawal Benefit rider in our sole discretion.

Features of the Income Now Option. The following discussion describes certain aspects of how the Income Now option works, which may be different from the Income Later option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Annuitant is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your guaranteed annual lifetime withdrawals under a settlement option if the Guaranteed Lifetime Withdrawal Benefit rider has terminated because your Contract Value has become zero).

The first time you make a withdrawal under the rider, the Simple Interest Benefit (described below) will terminate.

Lifetime withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. This restriction is intended to minimize the risk that your Contract Value will be reduced to zero because of lifetime withdrawals before the Annuitant's death, thereby requiring us to make payments to you under a Guaranteed Lifetime Withdrawal Benefit settlement. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your lifetime withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each rider year, you may take excess withdrawals. Excess withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the excess withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)

Please note that all withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and may be taxable. Any applicable contingent deferred sales charge will apply to all withdrawals. Please note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make lifetime withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted. If a lifetime withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to or less than zero, we will pay any remaining lifetime withdrawals under the terms of the Income Payout Option that we will make available for that purpose ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit settlement is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.


If the lifetime withdrawals continue past the anticipated Payout Date, we will allow you to extend that Payout Date. The Payout Date under the rider will become the new extended Payout Date. Your Guaranteed Lifetime Withdrawal Benefit rider and the charges for the rider will continue until the new extended Payout Date. However, if you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date, if later) (the "Maximum Payout Date"): (1) all other riders will terminate on that date, and (2) we will no longer accept purchase payments under the Contract. You should consult your tax advisor regarding the tax consequences of extending your Payout Date beyond the Maximum Payout Date.

You should carefully consider when to begin taking lifetime withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking lifetime withdrawals too soon or delay taking lifetime withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). CONSULT A TAX ADVISOR BEFORE PURCHASING THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER.


Examples of how withdrawals may affect your benefit under the Income Now option are provided in Appendix C.

Amount of your GALWA. The GALWA is determined by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage, as shown below.



-----------------------------------------------------------------------------------------------------------------------
                                              Attained Age of Annuitant
-----------------------------------------------------------------------------------------------------------------------
Age              55   56    57   58    59   60    61   62    63   64    65   66    67   68    69   70    71   72    73
-----------------------------------------------------------------------------------------------------------------------
Percentage       4.2  4.4   4.6  4.8   5.1  5.2   5.3  5.4   5.5  5.6   5.7  5.8   5.9  6.0   6.1  6.2   6.3  6.4   6.5
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Age              74   75    76   77    78   79    80   81    82   83    84   85
-----------------------------------------------------------------------------------------------------------------------
Percentage       6.6  6.7   6.8  6.9   7.0  7.1   7.2  7.3   7.4  7.5   7.6  7.7
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               Joint Annuitants - Attained Age of Younger Annuitant(1)
-----------------------------------------------------------------------------------------------------------------------
Age              55   56    57   58    59   60    61   62    63   64    65   66    67   68    69   70    71   72    73
-----------------------------------------------------------------------------------------------------------------------
Percentage       3.2  3.4   3.6  3.8   4.1  4.2   4.3  4.4   4.5  4.6   4.7  4.8   4.9  5.0   5.1  5.2   5.3  5.4   5.5
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Age              74   75    76   77    78   79    80   81    82   83    84   85
-----------------------------------------------------------------------------------------------------------------------
Percentage       5.6  5.7   5.8  5.9   6.0  6.1   6.2  6.3   6.4  6.5   6.6  6.7
-----------------------------------------------------------------------------------------------------------------------


(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.


The annual lifetime benefit percentage is based on the Annuitant's current age at the time the first lifetime withdrawal occurs following the rider issue date. If a step up occurs after the first withdrawal, the percentage will be based on the Annuitant's current age at the time of the step up. This will result in an increase to the annual withdrawal benefit percentage. Current age means the Annuitant's age (youngest Annuitant if joint Annuitants) as of his or her last birthday prior to the withdrawal or step up, as applicable.


The lifetime benefit percentages that apply to your Contract will be listed on your Rider Data Page.

Lifetime Benefit Basis. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.


The Lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date in connection with a conversion from a Guaranteed Minimum Accumulation Benefit rider; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract Value as of the rider issue date, if the rider is issued as a conversion from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. We will increase the Lifetime Benefit Basis by any Net Purchase Payment we receive during the window period, currently, the first 12 months after Contract issue. If the rider is issued after Contract issue, including by conversion from a Guaranteed Minimum Accumulation Benefit rider, this increase benefit is not available. We limit the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, which is two times your initial purchase payment. (This amount is shown on your Rider Data Page.) We are currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Lifetime Withdrawal Benefit rider, but will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your lifetime withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Now option, the increase will equal simple interest of 3% of the Lifetime Benefit Basis at the end of each rider year (before any step-up increases) the Simple Interest Benefit is in effect.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that rider anniversary. The Simple Interest Benefit Basis on your rider issue date is equal to your Lifetime Benefit Basis as of that date.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) at the time you purchase the Contract.

This benefit will remain in effect until the earliest of:

  o   your first lifetime withdrawal following the rider issue date;
  o   the 10th rider anniversary; or
  o the date you violate the allocation restrictions by electing to transfer your Contract Value or change your allocation to a Subaccount(s) or Fixed Period other than an available Benefit Allocation Model.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the step-up. A step-up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be stepped-up until the earliest of the following:

  (a) the date you elect to transfer your Contract Value to a Subaccount(s) or Fixed Period other than an available Benefit Allocation Model;
  (b) the date you elect to change your allocation of Net Purchase Payments to a Subaccount(s) or Fixed Period other than an available Benefit Allocation Model;
  (c) the rider anniversary on or following the Annuitant's 85th birthday (the 85th birthday of the younger Annuitant, if there are joint Annuitants); or
  (d) the date you terminate the option by Written Request.

Step-ups will begin on the rider anniversary following your Written Request for automatic step-ups. If you elect the "step-up," the start date for the new benefit period will be the step-up date and the Lifetime Benefit Basis will equal your Contract Value as of the step-up date. Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the step-up if the rider fee will increase. If you discontinue the automatic step-ups, you may not re-elect the step-up option at a later time.

You should not elect a step-up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a rider anniversary to the following amounts:

  (1) the Simple Interest Benefit Basis as of that rider anniversary; and
  (2) the current Contract Value as of that rider anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that rider anniversary, the Lifetime Benefit Basis will be increased by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that rider anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.

Excess Withdrawals. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

  (a) the excess withdrawal amount; or

  (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
      (1) = the excess withdrawal amount.
      (2) = the Contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
      (3) = the Lifetime Benefit Basis prior to the withdrawal.

If we reduce the resulting Lifetime Benefit Basis as a result of the excess withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the excess withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the excess withdrawal (as described above). In this case the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an excess withdrawal.

We may waive the excess withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. HOWEVER, WE MAY AT A FUTURE DATE DECIDE TO CONSIDER SUCH WITHDRAWALS AS EXCESS WITHDRAWALS.

Appendix C includes an example of how excess withdrawals may affect your benefit.

Features of the Income Later Option. The following discussion describes certain aspects of how the Income Later option works, which may be different from the Income Now option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Annuitant is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your guaranteed annual lifetime withdrawals under a settlement option if the Guaranteed Lifetime Withdrawal Benefit rider has terminated because your Contract Value has become zero).

Your first withdrawal will be considered a Non-Lifetime Withdrawal if you do not take any other withdrawals during that rider year or the following rider year. While no Simple Interest Benefit (described below) will be applied to your Contract for the rider year in which you make your Non-Lifetime Withdrawal, the Simple Interest Benefit will resume the second rider year after taking your Non-Lifetime Withdrawal. If you take any additional withdrawals prior to the end of the second rider year after taking your first withdrawal, your first withdrawal will no longer be considered a Non-Lifetime Withdrawal. In that case, the Simple Interest Benefit will never resume.

Lifetime withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. This restriction is intended to minimize the risk that your Contract Value will be reduced to zero because of lifetime withdrawals before the Annuitant's death, thereby requiring us to make payments to you under a Guaranteed Lifetime Withdrawal Benefit settlement. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your lifetime withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each rider year, you may take excess withdrawals. Excess withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the excess withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)

Please note that all withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and may be taxable. Any applicable contingent deferred sales charge will apply to all withdrawals. Please note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make lifetime withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted. If a lifetime withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to or less than zero, we will pay any remaining lifetime withdrawals under the terms of the Income Payout Option that we will make available for that purpose ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit settlement is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.

If the lifetime withdrawals continue past the anticipated Payout Date, we will allow you to extend that Payout Date. The Payout Date under the rider will become the new extended Payout Date. Your Guaranteed Lifetime Withdrawal Benefit rider and the charges for the rider will continue until the new extended Payout Date. However, if you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date, if later) (the "Maximum Payout Date"): (1) all other riders will terminate on that date, and (2) we will no longer accept purchase payments under the Contract. You should consult your tax advisor regarding the tax consequences of extending your Payout Date beyond the Maximum Payout Date.

You should carefully consider when to begin taking lifetime withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking lifetime withdrawals too soon or delay taking lifetime withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Later option are provided in Appendix C.

Amount of your GALWA. The GALWA is determined by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage, as shown below.

       -----------------------------------------------------------------
                          Attained Age of Annuitant
       -----------------------------------------------------------------
        Age                  55-58     59-64     65-69    70-79     80+
       -----------------------------------------------------------------
        Percentage             4        4.5        5       5.5       6
       -----------------------------------------------------------------

       -----------------------------------------------------------------
         Joint Annuitants - Attained Age of Younger Annuitant(1)
       -----------------------------------------------------------------
         Age                  55-58     59-69     70-79      80+
       -----------------------------------------------------------------
         Percentage            3.5        4        4.5        5
       -----------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentage is based on the Annuitant's current age at the time the first lifetime withdrawal occurs following the rider issue date. Current age means the Annuitant's age (youngest Annuitant if joint Annuitants) as of his or her last birthday prior to the withdrawal or step up, as applicable.

Lifetime Benefit Basis. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.

The Lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date in connection with a conversion from a Guaranteed Minimum Accumulation Benefit rider; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract Value as of the rider issue date, if the rider is issued as a conversion from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. We will increase the Lifetime Benefit Basis by any Net Purchase Payment we receive during the window period, currently, the first 12 months after Contract issue. If the rider is issued after Contract issue, including by conversion from a Guaranteed Minimum Accumulation Benefit rider, this increase benefit is not available. We limit the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, which is two times your initial purchase payment. (This amount is shown on your Rider Data Page.) We are currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Lifetime Withdrawal Benefit rider, but will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your lifetime withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Later option, the increase will equal simple interest of 8% of the Lifetime Benefit Basis at the end of each rider year (before any step-up increase) the Simple Interest Benefit is in effect.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that rider anniversary. The Simple Interest Benefit Basis on your rider issue date is equal to your Lifetime Benefit Basis as of that date.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) at the time you purchase the Contract.

If a Non-Lifetime Withdrawal occurs, the Simple Interest Benefit will be suspended for the rider year in which the withdrawal occurs and will resume the following rider year if no additional withdrawals occur. If a step-up occurs on or prior to the 10th rider anniversary, the benefit will continue in effect on each of the 10 rider anniversaries following the step-up, provided no lifetime withdrawals have occurred since the rider issue date. If a Non-Lifetime Withdrawal occurs, the Simple Interest Benefit will be suspended for the rider year in which the withdrawal occurs and resume the following rider year if no additional withdrawals occur.

This benefit will remain in effect until the earliest of:

  o   your first lifetime withdrawal following the rider issue date;
  o   the 10th rider anniversary if no step-ups have occurred as of that date;
  o the 10th step-up anniversary of the last step-up that occurs on or prior to your 10th rider anniversary (but in no event later than the 20th rider anniversary); or
  o the date you violate the allocation restrictions by electing to transfer your Contract Value or change your allocation to a Subaccount(s) or Fixed Period other than an available Benefit Allocation Model.

Your Simple Interest Benefit Basis may be adversely affected if your Non-Lifetime Withdrawal is also an excess withdrawal, as described below.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the step-up. A step-up in your Lifetime Benefit Basis will increase your GALWA.


Once elected, the Lifetime Benefit Basis will be stepped-up until the earliest of the following:

  (a) the date you elect to transfer your Contract Value to a Subaccount(s) or Fixed Period other than an available Benefit Allocation Model;
  (b) the date you elect to change your allocation of Net Purchase Payments to a Subaccount(s) or Fixed Period other than an available Benefit
      Allocation Model;
  (c) the rider anniversary on or following the Annuitant's 85th birthday (the 85th birthday of the younger Annuitant, if there are joint Annuitants); or
  (d) the date you terminate the option by Written Request.

Step-ups will begin on the rider anniversary following your Written Request for automatic step-ups. If you elect the "step-up," the start date for the new benefit period will be the step-up date and the Lifetime Benefit Basis will equal your Contract Value as of the step-up date. Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the step-up if the rider fee will increase. If you discontinue the automatic step-ups, you may not re-elect the step-up option at a later time.


You should not elect a step-up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.


Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a rider anniversary to the following amounts:

  (1) the Simple Interest Benefit Basis as of that rider anniversary; and
  (2) the current Contract Value as of that rider anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that rider anniversary, the Lifetime Benefit Basis will be increased by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that rider anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.

Excess Withdrawals. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

  (a) the excess withdrawal amount; or
  (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
      (1) = the excess withdrawal amount.
      (2) = the Contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.


      (3) = the Lifetime Benefit Basis prior to the withdrawal.

If we reduce the resulting Lifetime Benefit Basis as a result of the excess withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the excess withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the excess withdrawal (as described above). In this case the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an excess withdrawal.

If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis, as described above. The Simple Interest Benefit, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the applicable interest rate described above under "Simple Interest Benefit".

We may waive the excess withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. HOWEVER, WE MAY AT A FUTURE DATE DECIDE TO CONSIDER SUCH WITHDRAWALS AS EXCESS WITHDRAWALS.

Appendix C includes an example of how excess withdrawals may affect your benefit.

Allocation Options. If you elect the Guaranteed Lifetime Withdrawal Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Models listed below. The Benefit Allocation Models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other Subaccount(s) or Fixed Periods, if any, not available under the rider. The Guaranteed Lifetime Withdrawal Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Model. You do not have to elect the Guaranteed Lifetime Withdrawal Benefit rider to use the Benefit Allocation Models. You should consult your agent to assist you in determining whether these allocation options are suited for your financial needs and risk tolerance. Subject to approval, notice or consent required by applicable law, we may:

  (i)   add Benefit Allocation Models without prior notice;
  (ii)  remove or substitute Benefit Allocation Models; and
  (iii) substitute allocation options within an available Benefit Allocation Model.

If we remove a Benefit Allocation Model, existing Contracts that are using the Benefit Allocation Model at the time it is removed may continue to use it. The removed Benefit Allocation Model will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Model.

If you choose to allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to Benefit Allocation Models that are individual Subaccounts or the Fixed Account, you may decide how you would like your funds invested among the Subaccounts or the Fixed Account. You may allocate 100% of your funds to one Subaccount or the Fixed Account or divide your funds among the Subaccounts or the Fixed Account. For Benefit Allocation Models that are not individual Subaccounts or the Fixed Account, you may only choose to use one model.

The Benefit Allocation Models are:

          o   Ultra Series Diversified Income Subaccount
          o   Ultra Series Conservative Allocation Subaccount
          o   Ultra Series Moderate Allocation Subaccount
          o   DCA one-year Fixed Period
          o   DCA six-month Fixed Period
          o   Conservative/Moderate Blend
          o   Conservative I-Model
          o   Conservative/Moderate I-Model
          o   Moderate I-Model
          o   Conservative C-Model
          o   Conservative/Moderate C-Model
          o   Moderate C-Model
          o   Conservative R-Model
          o   Conservative/Moderate R-Model
          o   Moderate R-Model

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the asset allocation models.

You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Models at any time, without charge by Written Request. Written Requests received in good order before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Model selected.

Death Benefit. If you elect the Guaranteed Lifetime Withdrawal Benefit on or after the date of this Prospectus, you must elect the Guaranteed Lifetime Withdrawal Benefit with Minimum Guaranteed Death Benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits"). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, as stated above under "Purchase Payment Credits," and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant's death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) (See DESCRIPTION OF THE CONTRACT, Contract Loans, Death of an Owner, and FEDERAL TAX MATTERS).

The Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit is equal to the greater of:

  (i) the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant's death, as of the date we receive Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or
  (ii) the sum of your Net Purchase Payments made as of the date we receive Due Proof of Death minus an adjustment for each partial withdrawal made as of the date we receive Due Proof of Death.

Under the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit, if there is a partial withdrawal, the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, we will adjust the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

  (a) = the excess withdrawal amount;
  (b) = the Contract Value immediately before the excess withdrawal; and
  (c) = the sum of your Net Purchase Payments immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted.

Spousal Continuation Endorsement. Under the Spousal Continuation Endorsement (discussed above under "Available Contract Endorsements"), your spouse, if certain conditions are met, may elect to continue your Contract instead of taking a lump sum payment at your death. However, if your spouse continues your Contract and your spouse was not the Annuitant, your Guaranteed Lifetime Withdrawal Benefit rider will no longer be in effect (the rider terminates when Due Proof of Death of the Annuitant is received - see OPTIONAL BENEFIT RIDERS, Income Protector, Termination). Your spouse may elect his or her own Guaranteed Lifetime Withdrawal Benefit rider at the time he or she continues the Contract if your spouse meets the rider's eligibility requirements and the rider is offered at that time. The continuation amount will become the Lifetime Benefit Basis under your spouse's Guaranteed Lifetime Withdrawal Benefit rider.

Joint Annuitant Death. The Contract will pay the death benefit under your Guaranteed Lifetime Withdrawal Benefit rider, if applicable, at the death of the last surviving Annuitant.

In the Event of Divorce. Unless required by court order, we generally will split a Contract owned by joint Owners equally in the event of a divorce. Please note that a change in the Annuitant for any reason will terminate the Guaranteed Lifetime Withdrawal Benefit rider. Therefore, the Guaranteed Lifetime Withdrawal Benefit rider generally will terminate as a result of a divorce. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Lifetime Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider prior to the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. If you terminate the Guaranteed Lifetime Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Lifetime Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Lifetime Withdrawal Benefit rider will automatically terminate on the earliest of:

  (a) the Payout Date [the Payout Date may occur automatically under the Contract (the anticipated Payout Date is the Maximum Payout Date), because of your election, or because a Guaranteed Lifetime Withdrawal Benefit settlement is in effect];
  (b) the date there is a change of Annuitant for any reason; (c) the date you surrender your Contract; or
  (d) the date we receive Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants).

Death of an Owner won't necessarily terminate the Contract. Death of an Owner who is not an Annuitant does mean distribution must occur within five years. A person may want to terminate the rider if they are outside the Minimum Charge Period. Please note that we have designed the Guaranteed Lifetime Withdrawal Benefit rider to protect you from outliving your assets. If you terminate the rider or the Annuitant dies before your Contract Value is reduced to zero from lifetime withdrawals that do not exceed the GALWA, neither you nor your estate will receive any Guaranteed Lifetime Withdrawal Benefit settlement.

For the Guaranteed Lifetime Withdrawal Benefit to remain in effect, all of your Net Purchase Payments, as well as any applicable Credit Value Increase Enhancements and Purchase Payment Credits, and all of your Contract Value must be invested in an available Benefit Allocation Model. You may transfer to another available Benefit Allocation Model at anytime. However, if you discontinue allocating your Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payment Credits and Contract Value to one of the available Benefit Allocation Models, the Guaranteed Lifetime Withdrawal Benefit will automatically terminate. If the transfer occurs prior to the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed (if permitted in your state) until the Minimum Charge Period is reached.

The Guaranteed Lifetime Withdrawal Benefit rider will also terminate if you change ownership of the Contract to which the rider is attached. If the change occurs prior to the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed (if permitted in your state) until the Minimum Charge Period is reached.

If the rider terminates, you also cannot step-up the Benefit Basis and Lifetime Benefit Basis as described above. We will not refund rider charges. (See OPTIONAL BENEFIT RIDERS, Income Protector, Guaranteed Lifetime Withdrawal Benefit Charge.)


Guaranteed Lifetime Withdrawal Benefit Charge. If you elect the Guaranteed Lifetime Withdrawal Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the Guaranteed Lifetime Withdrawal Benefit charge after the Payout Date. The amount of the Guaranteed Lifetime Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months.


The current annual Guaranteed Lifetime Withdrawal Benefit charge is 0.85% of the average daily Benefit Basis for the prior Contract Year, with a maximum charge of 1.75%.

If you choose to step-up your Lifetime Benefit Basis, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. If the rider charge as of the date of the step-up is different from the current rider charge, we will notify you at least 60 days in advance of the step-up. You have the option not to step-up and continue the existing benefits at their current price.

Because the annual charge is determined by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge percentage by the average daily Lifetime Benefit Basis, making additional purchase payments that increase your Lifetime Benefit Basis, payment of the Simple Interest Benefit and electing to step up your Lifetime Benefit Basis will result in an increase in the annual charge for this rider, even if the charge percentage does not change.

If the current rider is not approved in your state or your application for the rider is dated prior to November 24, 2008, a prior, approved rider may be issued, which has different charges. (See SUMMARY, Charges and Deductions and the Appendices). Information about prior versions of this rider is available in the appendices to this Prospectus.


On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Lifetime Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.


PRINCIPAL PROTECTOR
Principal Protector is a Guaranteed Minimum Accumulation Benefit rider. For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, a prior, approved version may be available. Contact your agent or us if you have questions about availability in your state. If a current rider is not approved in your state or your application for a rider is dated prior to May 1, 2009, a prior, approved version may be issued. THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ARE DESCRIBED IN APPENDIX I (FOR RIDERS ISSUED AFTER NOVEMBER 23, 2008 AND BEFORE MAY 1, 2009) AND APPENDIX J (FOR RIDERS ISSUED AFTER OCTOBER 29, 2006 AND BEFORE NOVEMBER 24, 2006). THESE APPENDICES ALSO DESCRIBE THE RIDER THAT MAY BE ISSUED TO YOU IF A CURRENT VERSION OF THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER IS NOT YET APPROVED IN YOUR STATE.

General. We designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that we will guarantee that on the expiration date of the benefit period, your Contract Value will at least equal a Benefit Basis less adjustments for partial withdrawals. We currently offer a 10-year benefit period for the Guaranteed Minimum Accumulation Benefit rider. If your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the benefit period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, we will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and we will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. YOU SHOULD NOT ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT IF YOU ARE INTERESTED IN CURRENT PAYMENTS. PARTIAL WITHDRAWALS MAY REDUCE THE BENEFIT BASIS BY MORE THAN THE WITHDRAWAL AMOUNT. IF YOU ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY REQUIRE YOU TO TAKE WITHDRAWALS AFTER A CERTAIN DATE, REDUCING YOUR BENEFIT BASIS. YOU SHOULD NOT ELECT THIS BENEFIT IF YOU ANTICIPATE TAKING REQUIRED MINIMUM DISTRIBUTIONS UNDER THIS CONTRACT. (SEE

FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). CONSULT A TAX ADVISOR BEFORE PURCHASING THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER.

Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit Allocation Models. The rider offers Benefit Allocation Models with pre-selected Subaccounts and percentages that have been established for different types of investors. The Benefit Allocation Models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from Subaccount(s) or Fixed Periods, if any, not available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Model. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the Benefit Allocation Models. You should consult your agent to assist you in determining whether these allocation options are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to Benefit Allocation Models that are individual Subaccounts or the Fixed Account, you may decide how you would like your funds invested among the Subaccounts or Fixed Account - you may allocate 100% of your funds to one Subaccount or the Fixed Account or divide your funds among the Subaccounts and the Fixed Account. For Benefit Allocation Models that are not individual Subaccounts or the Fixed Account, you may only choose to use one model.

Subject to approval, notice or consent required by applicable law, we may:

  (i)   add Benefit Allocation Models without prior notice;
  (ii)  remove or substitute Benefit Allocation Models; and
  (iii) substitute Subaccount(s) or Fixed Periods within an available Benefit Allocation Model.

If we remove a Benefit Allocation Model, existing Contracts that are using the Benefit Allocation Model at the time it is removed may continue to use it. The removed Benefit Allocation Model will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Model.

The current Benefit Allocation Models are:

    o   Ultra Series Diversified Income Subaccount
    o   Ultra Series Conservative Allocation Subaccount
    o   DCA one-year Fixed Period
    o   DCA six-month Fixed Period
    o   Conservative/Moderate Blend
    o   Conservative I-Model
    o   Conservative/Moderate I-Model (10-year benefit)
    o   Conservative C-Model
    o   Conservative/Moderate C-Model (10-year benefit)
    o   Conservative R-Model
    o   Conservative/Moderate R-Model (10-year benefit)

See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the asset allocation models.


The Guaranteed Minimum Accumulation Benefit rider is not offered on new Contracts issued as Beneficiary IRA Contracts.


Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment if the rider is issued on the Contract Issue Date, your Contract Value as of the rider issue date, if the rider is issued after the Contract Issue Date, or the continuation amount, if the rider is issued as a result of spousal continuation. You may increase the Benefit Basis by the amount of Net Purchase Payments, made during the window period, currently, the first 12 months after the rider issue date. We limit the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). BECAUSE THE CHARGE FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER IS CALCULATED BASED ON THE AVERAGE BENEFIT BASIS FOR THE PRIOR CONTRACT YEAR, SUCH PURCHASE PAYMENTS WILL INCREASE THE CONTRACT VALUE, BUT WILL NOT CONTRIBUTE TO YOUR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER BENEFITS. Please note that the Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, we will reduce your Benefit Basis by the greater of:

  (a) the partial withdrawal amount, including associated surrender charges, if any; or
  (b) the proportion of your Contract Value withdrawn. The proportion of the Contract Value is equal to (1) divided by (2),with the result multiplied by (3), where:
     (1) = the partial withdrawal amount, including associated surrender charges;
     (2) = the Contract Value immediately before the partial withdrawal; and
     (3) = the Benefit Basis immediately before the partial withdrawal.

See Appendix D of this Prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.

Step-Up. On or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you have the opportunity to "step-up" your Benefit Basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available if we are issuing new Guaranteed Minimum Accumulation Benefit riders on the day you request a step-up and provided all of the following conditions are met:

  (1) the expiration date for the new benefit period does not extend past the anticipated Payout Date shown on your Contract Data Page;
  (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the step-up date;
  (3) your Contract Value is greater than zero;
  (4) your Contract Value is greater than the Benefit Basis as of the step-up date;
  (5) we receive your Written Request to step-up the Benefit Basis; and
  (6) the benefit provided by the rider has not been revoked due to a violation of the allocation restrictions.

Your step-up date will be the monthly anniversary following our receipt of your Written Request.

If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. We also will adjust your Benefit Basis so that it will equal your Contract Value as of the step-up date. A new Minimum Charge Period will begin. You may pay a new current charge, up to the maximum charge for your rider, which may be higher.

See Appendix D for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.


Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date. However, termination of the rider prior to the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:


  (1) the expiration date of the benefit period, unless you elect to renew the benefit period;
  (2) the Payout Date;
  (3) the date Due Proof of Death of the Annuitant (or last remaining Annuitant, if joint Annuitants) is received;
  (4) the date there is a change of Annuitant for any reason; or
  (5) the date you surrender your Contract.

For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available Benefit Allocation Model. You may transfer to another available Benefit Allocation Model at anytime. However, if you elect to discontinue allocating to an available Benefit Allocation Model, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer occurs prior to the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed (if permitted in your state) until the Minimum Charge Period is reached.

If the rider terminates, you will not be permitted to step-up your Benefit Basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit rider (discussed below). If the benefit period expires and the Contract Value is greater than the Benefit Basis and you choose not to renew the rider, we will refund the charges collected for the 10-year period that is expiring. If you choose to step-up your benefit, charges incurred before the step-up will not be refunded. (See OPTIONAL BENEFIT RIDERS, Principal Protector, Guaranteed Minimum Accumulation Benefit Charge.)

Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant's (oldest Annuitant's, if joint Annuitants) 85th birthday or 10 years from the Contract Issue Date. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. We must receive your Written Request to renew the benefit period at our Mailing Address at least 30 days before the expiration date. You may pay a new current charge, up to the maximum charge for your rider, which may be higher. A new Minimum Charge Period of seven years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract.

You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider (if the Guaranteed Lifetime Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant (both Annuitants, if joint Annuitants) must be between the age of 55 and 85 as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address.

If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the monthly anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Lifetime Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will not receive the death benefits that are integrated with the Guaranteed Lifetime Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.

On conversion from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, the withdrawal percentages are established at the time of the first withdrawal after the conversion based on the age of the Owner at the time of that withdrawal. Examples of how a conversion works are provided in Appendix C.


You should not elect a renewal or conversion under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.

Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 0.80%. This charge will not be deducted until the first Contract Anniversary if you purchased the benefit at Contract Issue.


This charge percentage will not change unless you choose to step-up or renew your benefit period. You may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will give you notice regarding the charge prior to any step-up or renewal you elect.


If the spousal continuation benefit is in effect, your spouse may elect to add a new Guaranteed Minimum Accumulation Benefit to a Contract continued under its terms. The benefit added will be the one currently offered (if any) at the time continuation is elected, and the benefit will be based on the continuation amount. The price will not exceed the maximum guaranteed charge for your rider.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the Benefit Basis, conversion to a Guaranteed Lifetime Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to step-up the Benefit Basis, conversion to Guaranteed Lifetime Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payout Option does not occur on a Contract Anniversary.


Because the annual charge is determined by multiplying the current annual Guaranteed Minimum Accumulation Benefit rider charge percentage by the average daily Benefit Basis, making additional purchase payments that increase your Benefit Basis and electing to step up your Benefit Basis will result in an increase in the annual charge for this rider, even if the charge percentage does not change.

If the current rider has not been approved in your state or your application is dated prior to November 24, 2008, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.)

                          DISTRIBUTION OF THE CONTRACT
================================================================================

We have entered into a distribution agreement with CBSI for the distribution and sale of the Contract. CBSI is a wholly owned subsidiary of CUNA Mutual Investment Corporation, which is a wholly owned subsidiary of CUNA Mutual Insurance Society. CBSI is a member of FINRA, and offers the Contract through its registered representatives. CBSI may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Registered representatives of CBSI and selling firms who sell the Contracts have been appointed by us as insurance agents.


We pay up-front commissions of up to 7.25% of purchase payments to CBSI and selling firms for sales of the Contracts by their registered representatives. Alternatively, if elected, we may pay a reduced up-front commission in exchange for paying up to 1.00% of Contract Value as ongoing compensation either annually or quarterly for so long as the Contract remains in effect. Under B-Share Class Contracts without Purchase Payment Credits, we pay ongoing compensation annually. Under L-Share Class Contracts and B-Share Class Contracts with Purchase Payment Credits, we pay ongoing compensation quarterly. The greater the amount of compensation paid to CBSI at the time you make a purchase payment, the less we will pay as ongoing compensation.

CBSI and selling firms pay their registered representatives a portion of the compensation received for their sales of the Contracts. CBSI registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that we and/or one or more of our affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to

6.5% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions for Contract sales will cease upon payments made for Owner's life contingent annuitization. Please note that our compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payout Option). Ask your agent for more information.


All of the Funds and/or the principal underwriter for the Funds make payments to CBSI under the Funds' Rule 12b-1 distribution and/or service plans in consideration of services provided by CBSI in distributing shares of those Funds and/or servicing Contract Owners. For the Ultra Series Fund, Rule 12b-1 fees are only paid on Class II shares. These payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund's Rule 12b-1 plan decrease the Fund's investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about the compensation and other benefits the selling firm for which he or she works receives in connection with your purchase of a Contract.


No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. We intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Contracts and other corporate revenue.


                               FEDERAL TAX MATTERS
================================================================================

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION
This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT


Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over separate account assets, we may modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.


Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (1) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (2) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Lifetime Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. For tax purposes, we intend to treat amounts paid prior to the date of a Guaranteed Lifetime Withdrawal Benefit settlement as withdrawals and any amounts paid out under an Income Payout Option after the Guaranteed Lifetime Withdrawal Benefit settlement as annuity payments. In view of this uncertainty, you should consult a tax advisor before purchasing either of these riders.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the Guaranteed Lifetime Withdrawal Benefit rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

  (1) Contract Value, or
  (2) Guaranteed Lifetime Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1) made on or after the taxpayer reaches age 59 1/2;
     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);
     (3) attributable to the taxpayer's becoming disabled;
     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;
     (5) made under certain annuities issued in connection with structured settlement agreements; and
     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

We may modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES
It is possible that the Internal Revenue Service may take a position that rider charges (e.g. Spouse Beneficiary Death Benefit rider) are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects. In addition, if you exchange this Contract for a contract issued by someone other than us, we may require that you complete one or more forms provided by us in addition to any forms required by the other insurance company before we consider the exchange request in good order.

WITHHOLDING
Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457(b) governmental plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution from such a plan to an employee (or employee's spouse or former spouse Beneficiary or alternate Payee), except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) tax-sheltered annuity, or to a governmental Section 457(b) plan that agrees to separately account for rollover contributions.

MULTIPLE CONTRACTS
All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general

Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.


Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under
Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. Effective November 15, 2007, new Contracts are no longer available to be used as funding vehicles for Code Section 403(b) retirement programs. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

Certain Deferred Compensation Plans. Code Section 457(b) provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR OUR TAXES
At the present time, we make no charge to the Subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We, however, may in the future charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.


OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Non-resident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, and our subsidiaries may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, us, or CBSI.

                                COMPANY HOLIDAYS
================================================================================

We are closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Eve Day and Christmas Day. We are closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS
================================================================================


Our and the Variable Account's financials are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please contact us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

                                   APPENDIX A
                              FINANCIAL HIGHLIGHTS
================================================================================


The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the last ten (or life of the Subaccount) fiscal years ended December 31. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges. Information is not provided for the Ultra Series Class II Subaccounts, because they were first offered May 1, 2009.


B-SHARE CLASS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2006                                                      $10.00****             $10.17               1.70%**           123,093
  2007                                                       10.17                  10.44               2.65%           2,199,571
  2008                                                       10.44                   8.46            (18.97)%           5,602,997
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class I
  2006                                                      $10.00***              $10.29               2.90%**           782,785
  2007                                                       10.29                  10.72               4.18%           8,292,445
  2008                                                       10.72                   7.38            (31.16)%          13,155,453
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class I
  2006                                                      $10.00***              $10.39               3.90%**            73,109
  2007                                                       10.39                  11.04               6.26%             444,252
  2008                                                       11.04                   6.42            (41.85)%             920,725
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class I
  2004                                                      $10.00*                $10.00               0.00%**            41,939
  2005                                                       10.00                  10.15               1.50%           1,174,622
  2006                                                       10.15                  10.47               3.15%           1,439,661
  2007                                                       10.47                  10.82               3.34%           1,425,866
  2008                                                       10.82                  10.87               0.46%           3,369,786
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class I
  2004                                                      $10.00*                $ 9.98             (0.20)%**           191,144
  2005                                                       $9.98                  10.10               1.20%           3,021,142
  2006                                                       10.10                  10.36               2.57%           6,703,481
  2007                                                       10.36                  10.75               3.76%           8,309,003
  2008                                                       10.75                  10.91               1.49%           7,479,172
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2004                                                      $10.00*                $10.25               2.50%**            68,835
  2005                                                       10.25                  10.38               1.27%           1,090,104
  2006                                                       10.38                  11.19               7.80%           2,256,194
  2007                                                       11.19                  11.27               0.71%           2,765,242
  2008                                                       11.27                   9.49            (15.79)%           2,048,874
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class I
  2004                                                      $10.00*                $10.62               6.20%**           119,533
  2005                                                       10.62                  10.89               2.54%           2,169,035
  2006                                                       10.89                  11.82               8.54%           3,424,692
  2007                                                       11.82                  11.96               1.18%           4,020,570
  2008                                                       11.96                  10.24            (14.38)%**         3,612,923
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class I
  2004                                                      $10.00*                $10.99               9.90%**           144,835
  2005                                                       10.99                  11.45               4.19%           2,659,384
  2006                                                       11.45                  13.63              19.04%           4,913,687
  2007                                                       13.63                  13.53             (0.73)%           5,450,877
  2008                                                       13.53                   8.55            (36.81)%           4,926,897
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2004                                                     $10.00*                 $10.61               6.10%**           253,559
  2005                                                      10.61                   10.73               1.13%           1,136,871
  2006                                                      10.73                   11.42               6.43%           2,561,564
  2007                                                      11.42                   12.67              10.95%           3,093,437
  2008                                                      12.67                    7.85            (38.04)%           3,114,947
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Value Class I
  2004                                                     $10.00*                 $10.78               7.80%**            87,095
  2005                                                      10.78                   11.73               8.81%           1,114,415
  2006                                                      11.73                   13.55              15.52%           2,258,725
  2007                                                      13.55                   13.41             (1.03)%           2,562,799
  2008                                                      13.41                    8.41            (37.29)%           2,326,160
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Growth Class I
  2004                                                     $10.00*                 $11.14              11.40%**            53,327
  2005                                                      11.14                   11.96               7.36%             814,644
  2006                                                      11.96                   13.15               9.95%           1,610,620
  2007                                                      13.15                   14.08               7.07%           1,707,968
  2008                                                      14.08                    7.38            (47.59)%           1,571,400
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Value Class I
  2007                                                     $10.00****               $8.96            (10.40)%**            39,663
  2008                                                       8.96                    6.59            (26.45)%             144,697
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Growth Class I
  2007                                                     $10.00****               $9.26             (7.40)%**            35,894
  2008                                                       9.26                    5.17            (44.17)%              69,104
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Global Securities Class I
  2004                                                     $10.00*                 $10.85               8.50%**            18,621
  2005                                                      10.85                   12.21              12.53%             251,644
  2006                                                      12.21                   14.15              15.89%             597,595
  2007                                                      14.15                   14.77               4.38%             740,488
  2008                                                      14.77                    9.02            (39.93)%             697,440
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I
  2004                                                     $10.00*                 $11.22              12.20%**            28,569
  2005                                                      11.22                   12.91              15.06%             594,014
  2006                                                      12.91                   15.83              22.62%           1,334,155
  2007                                                      15.83                   17.41               9.98%           1,575,524
  2008                                                      17.41                   10.55            (39.40)%           1,541,019
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Real Estate
  2008                                                      10.00*****              $5.34            (46.60)%**           105,916
---------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Securities
  2008                                                      10.00*****              $7.44            (25.60)%**           219,911
---------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities
  2008                                                      10.00*****              $6.89            (31.10)%**           356,854
---------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Global Discovery Securities
  2008                                                      10.00*****              $7.34             (26.60)**          141,357
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap
  2008                                                      10.00*****              $6.44            (35.60)%**           225,380
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street
  2008                                                      10.00*****              $6.36            (36.40)%**           352,155
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth
  2008                                                      10.00*****              $5.84            (41.60)%**           377,259
---------------------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn Strategy
  2008                                                      10.00*****              $4.70            (53.00)%**           124,787
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  2008                                                      10.00*****             $10.00               0.00%**           446,066
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond
  2008                                                      10.00*****              $9.27             (7.30)%**           206,892
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth
  2008                                                      10.00*****              $5.35            (46.50)%**           331,497
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income
  2008                                                      10.00*****              $6.99            (30.10)%**           359,835
---------------------------------------------------------------------------------------------------------------------------------



* The inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.
** Not annualized.
*** The inception date was October 30, 2006, with all Subaccounts starting with a $10.00 unit price.
**** The inception date was May 1, 2007, with all Subaccounts starting with a
     $10.00 unit price.
***** The inception date was May 1, 2008, with all Subaccounts starting with a $10.00 unit price.


B-SHARE CLASS WITH PURCHASE PAYMENT CREDIT OPTION*


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2007                                                         $10.00*              $9.88             (1.20)%**           305,834
  2008                                                           9.88                7.97            (19.33)%             647,602
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class I
  2007                                                         $10.00*              $9.79             (2.10)%**           403,229
  2008                                                           9.79                6.71            (31.46)%           1,067,784
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class I
  2007                                                         $10.00*              $9.89             (1.10)%**             2,483
  2008                                                           9.89                5.72            (42.16)%              27,950
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class I
  2007                                                         $10.00*             $10.01               0.10%               1,040
  2008                                                          10.01               10.00             (0.10)%              44,544
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class I
  2007                                                         $10.00*             $10.10               1.00%**            68,758
  2008                                                          10.10               10.21               1.09%             177,690
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2007                                                         $10.00*              $9.87             (1.30)%**            10,357
  2008                                                           9.87                8.27            (16.21)%              31,480
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class I
  2007                                                         $10.00*             $10.00               0.00%**                 0
  2008                                                          10.00               8.76             (12.40)%              58,306
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class I
  2007                                                         $10.00*              $9.79             (2.10)%              43,979
  2008                                                           9.79                6.16            (37.08)%             146,480
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2007                                                         $10.00*              $9.79             (2.10)%              20,915
  2008                                                           9.79                6.03            (38.41)%              77,507
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Value Class I
  2007                                                         $10.00*              $9.71             (2.90)%**            18,308
  2008                                                           9.71                6.06            (37.59)%              60,013
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Growth Class I
  2007                                                         $10.00*              $9.73             (2.70)%              10,432
  2008                                                           9.73                5.08            (47.79)%              42,775
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Value Class I
  2007                                                         $10.00*              $9.79             (2.10)%**             7,842
  2008                                                           9.79                7.16            (26.86)%              20,703
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Growth Class I
  2007                                                       $10.00*               $10.00               0.00%**                 0
  2008                                                        10.00                  6.26            (37.40)%               1,244
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Global Securities Class I
  2007                                                       $10.00*                $9.72             (2.80)%               8,992
  2008                                                         9.72                  5.90            (39.30)%              29,503
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I
  2007                                                       $10.00*                $9.87             (1.30)%              19,251
  2008                                                         9.87                  5.95            (39.72)%              71,804
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Real Estate
  2008                                                        10.00***              $5.38            (46.20)%              10,653
---------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Securities
  2008                                                        10.00***              $7.43            (25.70)%**            20,860
---------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities
  2008                                                        10.00***              $6.88            (31.20)%**            45,078
---------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Global Discovery
   Securities
  2008                                                        10.00***              $7.37            (26.30)%**            15,932
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap
  2008                                                        10.00***              $6.41            (35.90)%              24,168
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street
  2008                                                        10.00***              $6.37            (36.30)%**            44,158
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth
  2008                                                        10.00***              $5.88            (41.20)%**            36,663
---------------------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn Strategy
  2008                                                        10.00***              $4.84            (51.60)%**            11,985
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  2008                                                        10.00***              $9.96             (0.40)%**            32,817
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond
  2008                                                        10.00***              $9.24             (7.60)%**            21,955
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth
  2008                                                        10.00***              $5.40            (46.00)%**            33,191
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income
  2008                                                        10.00***              $6.94            (30.60)%**            37,477
---------------------------------------------------------------------------------------------------------------------------------



* The inception date was November 1, 2007.
** Not annualized
*** The inception date was May 1, 2008, with all Subaccounts starting with a $10.00 unit price.


L-SHARE CLASS*


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2007                                                         $10.00*             $10.05               0.50%**               860
  2008                                                          10.05                8.11            (19.30)%              85,241
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class I
  2007                                                         $10.00*              $9.61             (3.90)%**            93,785
  2008                                                           9.61                                (31.43)%             327,339
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class I
  2007                                                         $10.00*             $10.00               0.00%**                 0
  2008                                                          10.00                6.56            (34.40)%               9,334
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class I
  2007                                                       $10.00*               $10.00               0.00%                   0
  2008                                                        10.00                  9.98             (0.20)%              31,407
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class I
  2007                                                       $10.00*               $10.10               1.00%**               545
  2008                                                        10.10                 10.21               1.09%              55,251
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2007                                                       $10.00*               $10.01               0.10%**                91
  2008                                                        10.01                  8.39            (16.18)%               9,429
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class I
  2007                                                       $10.00*               $10.00               0.00%**                 0
  2008                                                        10.00                  8.83            (11.70)%              24,459
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class I
  2007                                                       $10.00*                $9.66             (3.40)%                 363
  2008                                                         9.66                  6.08            (37.06)%              27,671
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2007                                                       $10.00*                $9.73             (2.70)%                 182
  2008                                                         9.73                  6.00            (38.34)%              17,730
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Value Class I
  2007                                                       $10.00*                $9.56             (4.40)%**               182
  2008                                                         9.56                  5.97            (37.55)%              13,301
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Growth Class I
  2007                                                       $10.00*                $9.63             (3.70)%                  91
  2008                                                         9.63                  5.02            (47.87)%               8,502
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Value Class I
  2007                                                       $10.00*                $9.61             (3.90)%**                91
  2008                                                         9.61                  7.03            (26.85)%               5,994
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Growth Class I
  2007                                                       $10.00*               $10.00               0.00%**                 0
  2008                                                        10.00                  6.30            (37.00)%               1,921
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Global Securities Class I
  2007                                                       $10.00*                $9.59             (4.10)%                  91
  2008                                                         9.59                  5.83            (39.21)%               8,129
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I
  2007                                                       $10.00*                $9.69             (3.10)%                 182
  2008                                                         9.69                  5.85            (39.63)%              17,806
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Real Estate
  2008                                                        10.00***              $6.56            (34.40)%**             1,482
---------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Securities
  2008                                                        10.00***              $7.72            (22.80)%               5,342
---------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities
  2008                                                        10.00***              $7.49            (25.10)%**             5,074
---------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Global Discovery Securities
  2008                                                        10.00***              $8.04            (19.60)%**             2,049
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap
  2008                                                        10.00***              $6.76            (32.40)%**             3,971
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street
  2008                                                        10.00***              $7.01            (29.90)%**             8,310
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth
  2008                                                        10.00***              $6.35            (36.50)%**             6,189
---------------------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn Strategy
  2008                                                        10.00***              $4.40            (56.00)%**             3,258
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
  2008                                                        10.00***             $10.16               1.60%**            11,770
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percentage
                                                                            Accumulation          increase in     Number of units
                                               Accumulation unit value        unit value           unit value      outstanding at
               Subaccount/Year                   beginning of period        end of period         during period    end of period
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond
  2008                                                        10.00***              $9.28             (7.20)%**             8,072
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth
  2008                                                        10.00***              $5.76            (42.40)%**             5,798
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income
  2008                                                        10.00***              $7.68            (23.20)%**             9,292
---------------------------------------------------------------------------------------------------------------------------------


* The inception date was November 1, 2007.
** Not annualized.


*** The inception date was May 1, 2008, with all Subaccounts staring with a $10.00 unit price.

                                   APPENDIX B
    EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFITS
================================================================================

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o In addition to the Minimum Guaranteed Death Benefit, the Owner chooses the Maximum Anniversary Value Death Benefit, the 3% Annual Guarantee Death Benefit, and the Earnings Enhanced Death Benefit.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are provided by a Guaranteed Lifetime Withdrawal Benefit rider - See Appendix C for examples relating to death benefits provided by a Guaranteed Lifetime Withdrawal Benefit rider.
    o At issue the Minimum Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, and the 3% Annual Guarantee Death Benefit are all equal to the $100,000 deposit.

EXAMPLE 1 (THE CONTRACT CROSSES THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Contract crosses the first Contract Anniversary. The Contract Value on the anniversary is $107,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is greater than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit resets to the Contract Value.
    o The 3% Annual Guarantee Death Benefit is $103,000, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, the contract has $7,000 of earnings ($107,000 - $100,000 = $7,000), so the additional amount provided by this rider is $2,800. Therefore the total Earnings Enhanced Death Benefit is $109,800 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($107,000 + $2,800 = $109,800).
    o The death benefit amount that would be paid if a death occurred on this day would be $109,800. This is the largest of the death benefit values.

EXAMPLE 2 (THE CONTRACT CROSSES THE SECOND ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1, the contract crosses the second Contract Anniversary. The Contract Value on the anniversary is $103,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
    o The 3% Annual Guarantee Death Benefit is $106,090, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($103,000 - $100,000 = $3,000), so the additional amount provided by this rider is $1,200. Therefore the total Earnings Enhanced Death Benefit is $104,200 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($103,000 + $1,200 = $104,200).
    o The death benefit amount that would be paid if a death occurred on this day would be $107,000. This is the largest of the death benefit values.

EXAMPLE 3 (THE CONTRACT CROSSES THE THIRD ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1 and Example 2, the Contract crosses the third Contract Anniversary. The Contract Value on the anniversary is $98,000.

    o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
    o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
    o The 3% Annual Guarantee Death Benefit is $109,273, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
    o For the Earnings Enhanced Death Benefit, because the Contract Value is lower than the purchase payment, the contract does not have any of earnings. Therefore this rider does not provide any additional amount and the total Earnings Enhanced Death Benefit is $98,000 which is the Contract Value.
    o The death benefit amount that would be paid if a death occurred on this day would be $109,273. This is the largest of the death benefit values.

EXAMPLE 4 (ADDITIONAL PURCHASE PAYMENT): Starting with the BASE ASSUMPTIONS, the Owner makes an additional purchase payment of $50,000 six months into the first Contract Year when the Contract Value is $105,000.

    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.
    o The Maximum Anniversary Value Death Benefit is $150,000, which is the prior Maximum Anniversary Value Death Benefit plus the additional purchase payment.
    o The 3% Annual Guarantee Death Benefit prior to the deposit is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the deposit. After the deposit, the 3% Annual Guarantee Death Benefit is $151,489, which is the prior value increased by the deposit.
    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($105,000 - $100,000 = $5,000), so the additional amount provided by this rider is $2,000. Therefore the total Earnings Enhanced Death Benefit is $157,000 which is the Contract Value plus the additional deposit amount plus the additional benefit provided by the Earnings Enhanced Death Benefit ($105,000 + $50,000 + $2,000 = $157,000).
    o The Death Benefit amount that would be paid if a death occurred on this day would be $157,000. This is the largest of the death benefit values.

EXAMPLE 5 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN DEPOSIT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $105,000.

    o The Minimum Guaranteed Death Benefit is reduced by $9,524 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                           ($10,000/ $105,000 * $100,000 = $9,524)
             o The new Minimum Guaranteed Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the
                 Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o The Maximum Anniversary Value Death Benefit is reduced by $9,524 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                           ($10,000/ $105,000 * $100,000 = $9,524)
             o The new Maximum Anniversary Value Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o The 3% Annual Guarantee Death Benefit prior to the deposit is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the deposit. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $9,666 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                           ($10,000/ $105,000 * $101,489 = $9,666)
             o The new 3% Annual Guarantee Death Benefit after the withdrawal is $91,823 ($101,489 - $9,666 = $91,823). Because the
                 Contract Value is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
    o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings before the withdrawal ($105,000 - $100,000 = $5,000). However, withdrawals take earnings first, therefore the withdrawal withdrawals the $5,000 in earnings in the contract and also withdrawals $5,000 of deposit base from the contract. Therefore, because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $95,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
    o The Death Benefit amount that would be paid if a death occurred on this day would be $91,823. This is the largest of the death benefit values.

EXAMPLE 6 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN DEPOSIT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $80,000.

    o The Minimum Guaranteed Death Benefit is reduced by $12,500 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                         ($10,000/ $80,000 * $100,000 = $12,500)

             o The new Minimum Guaranteed Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because the
                 Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o The Maximum Anniversary Value Death Benefit is reduced by $12,500 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                        ($10,000/ $80,000 * $100,000 = $12,500)
             o The new Maximum Anniversary Value Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because
                 the Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o The 3% Annual Guarantee Death Benefit prior to the deposit is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the deposit. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $12,686 for the withdrawal.
             o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
                        ($10,000/ $80,000 * $101,489 = $12,686)
             o The new 3% Annual Guarantee Death Benefit after the withdrawal is $88,803 ($101,489 - $12,686 = $88,803). Because the
                 Contract Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
    o For the Earnings Enhanced Death Benefit, the contract does not have any earnings before the withdrawal. So the withdrawal reduces the deposit base by $10,000. Because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $70,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
    o The Death Benefit amount that would be paid if a death occurred on this day would be $88,803. This is the largest of the death benefit values.

                               APPENDIX C
EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED ON AND AFTER
                              MAY 1, 2009
--------------------------------------------------------------------------------

                           INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o    The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,700 if a withdrawal is taken immediately (5.70% rate for withdrawals beginning at attained age 65 x $100,000).
    o    The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o    The GALWA is $8,550, which is 5.70% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,700 = $100,000 x 5.70%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o The GALWA is $5,700; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,300, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,700.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $65,540, because the $50,000 withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $43,460
                     o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,540
                         ($50,000 - $6,540 = $43,460).
             2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:


                     o   The excess withdrawal amount of $43,460,


                     o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,540 = $143,460) and
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
                     o   For an adjustment of $43,460 / $143,460 x $109,000 =
                         $33,020.63.

    o The larger of these adjustments is $43,460, so the new Lifetime Benefit Basis is $65,540 ($109,000 - $43,560 = $65,540).
    o The GALWA is $3,932.40 after the withdrawal, which is 6.00% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
             1.  The Minimum Guaranteed Death Benefit will be reduced by
                 $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                     o   $43,460 / $150,000 x $100,000 - $43,460 = -$14,486.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,468.67) = $64,486.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,514.02 because the withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $43,460.
                     o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,540 ($50,000 - $6,540 =
                         $43,460).
             2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $43,460.
                     o   Divided by the Contract Value prior to the withdrawal
                         reduced by the GALWA ($80,000 - $6,540 = $73,460).
                     o   Multiplied by the Lifetime Benefit Basis prior to the
                         withdrawal of $109,000.
                     o   For an adjustment of $43,460 / $73,460 x $109,000 =
                         $64,485.98.
    o The larger of these adjustments is $64,485.98, so the new Lifetime Benefit Basis is $44,514.02 ($109,000 - $64,485.98 = $44,514.02).
    o    The GALWA is $2,670.84, which is 6.00% of the new Lifetime Benefit
         Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1.  The Minimum Guaranteed Death Benefit will be reduced by
                 $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                     o   $43,460 / $80,000 x $100,000 - $43,460 = $10,865.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,865 = $39,135.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The GALWA after the step up is $7,500 (6.00% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
                     NOTE: Following your step-up election, you may pay a new
                           current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $6,600 (6.00% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).

             NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.

    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,700 (5.70% rate for age 65 - the time of the first withdrawal.
    o    Because no step up occurs, the withdrawal percentage does not change.
    o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $475 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,700. There has been a total of $4,750 withdrawn to this point this year (10 withdrawals of $475). The remaining lifetime withdrawal for the Contract Year is $950 ($5,700 - $4,750 = $950).
    o The excess withdrawal amount is $9,050 which is the $10,000 withdrawal amount less the $950 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,950 because the $10,000 withdrawal exceeds the $950 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $9,050.
                     o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $950 ($10,000 - $950 = $9,050).
             2. A proportional adjustment of $8,697.74 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $9,050.
                     o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $950 = $104,050).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                     o   For an adjustment of $9,050 / $104,050 x $100,000 =
                         $8,697.74.
    o The larger of these adjustments is $9,050, so the new Lifetime Benefit Basis is $90,950 ($100,000 - $9,050 = $90,950).
    o The GALWA is $5,184.15 after the withdrawal, which is 5.70% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,250. The initial $100,000 has been reduced a total of $4,750 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $9,050 ($10,000 - $950 = $9,050).
                     o   $9,050 / $105,000 x $95,250 - $9,050 = -$840.36.

    o The new Minimum Guaranteed Death Benefit after all adjustments is $95,250 - $10,000 - (-$840.36) = $86,090.36.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next rider anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,950 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $5,184.15. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,528.12 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of
         (1) or (2) below:

             1.  The amount of the excess withdrawal: $25,000.
             2. A proportional adjustment of $28,421.88 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $25,000.
                     o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,950.
                     o   For an adjustment of $25,000 / $80,000 x $90,950 =
                         $28,421.88.
    o The larger of these adjustments is $28,421.88, so the new Lifetime Benefit Basis is $62,528.12 ($90,950 - $28,421.88 = $62,528.12).

    o The GALWA is $3,564.10, which is 5.70% of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,090.36, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o   $25,000 / $80,000 x $86,090.36 - $25,000 = $1,903.24.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $86,090.36 - $25,000 - $1,903.24 = $59,187.12.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o    The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,000 if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).
    o    The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o    The GALWA is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.

    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.

    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $5,000 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $5,000 withdrawal in the first year does not exceed the $5,000, GALWA it is not an excess withdrawal, and;
             o   The Lifetime Benefit Basis remains $100,000.
             o   The GALWA remains $5,000.
             o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.
    o On the fifth anniversary the Lifetime Benefit Basis is $132,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second rider anniversary and the Lifetime Benefit Basis is increased by 8% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($8,000 x 4 = $32,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
    o The GALWA is $7,260 which is 5.50% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $132,000.
    o    The Owner takes a lifetime withdrawal of $7,260.
    o Because the $7,260 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
             o   The Lifetime Benefit Basis remains $132,000.
             o   The GALWA remains $7,260.

             o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $87,740, which is the prior Minimum Guaranteed Death Benefit of $95,000 less the withdrawal of $7,260.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial Lifetime Benefit Basis ($8,000) on each of the first three Contract Anniversaries; for a total increase of $24,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $80,820 because the $50,000 withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $43,180.
                     o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,820 ($50,000 - $6,820 =
                         $43,180).
             2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $43,180.
                     o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,820 = $143,180).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $124,000.
                     o   For an adjustment of $43,180 / $143,180 x $124,000 =
                         $37,395.73.
    o The larger of these adjustments is $43,180, so the new Lifetime Benefit Basis is $80,820 ($124,000 - $43,180 = $80,820).
    o The GALWA is $4,445.10 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                     o   $43,180 / $150,000 x $100,000 - $43,180 = -$14,393.33.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,393.33) = $64,393.33.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries, for a total increase of $24,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $50,833.56 because the withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $43,180.
                     o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,820 ($50,000 - $6,820 =
                         $43,180).
             2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $43,180.
                     o   Divided by the Contract Value prior to the withdrawal
                         reduced by the GALWA ($80,000 - $6,820 = $73,180).
                     o   Multiplied by the Lifetime Benefit Basis prior to the
                         withdrawal of $124,000.
                     o   For an adjustment of $43,180 / $73,180 x $124,000 =
                         $73,166.44.
    o The larger of these adjustments is $73,166.44, so the new Lifetime Benefit Basis is $50,833.56 ($124,000 - $73,166.44 = $50,833.56).
    o    The GALWA is $2,795.85, which is 5.50% of the new Lifetime Benefit
         Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                     o   $43,180 / $80,000 x $100,000 - $43,180 = $10,795.

    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,795 = $39,205.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
    o The GALWA after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
             NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,500 (5.00% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
             NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal).
    o    Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the contract year is $833.30 ($5,000 - $4,166.70 = $833.30).
    o The excess withdrawal amount is $9,166.70 which is the $10,000 withdrawal amount less the $833.30 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,833.70 because the $10,000 withdrawal exceeds the $833.30 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $9,166.70
                     o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $833.30 ($10,000 - $833.30 = $9,166.70)
             2. A proportional adjustment of $8,800.03 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $9,166.70.
                     o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $833.30 = $104,166.70).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                     o   For an adjustment of $9,166.70 / $104,166.70 x $100,000
                         = $8,800.03.

    o The larger of these adjustments is $9,166.70, so the new Lifetime Benefit Basis is $90,833.30 ($100,000 - $9,166.70 = $90,833.30).
    o The GALWA is $4,541.67 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 =
                 $9,166.70).
                     o   $9,166.70 / $105,000 x $95,833.30 - $9,166.70 =
                         -$820.27
    o The new Minimum Guaranteed Death Benefit after all adjustments $95,833.30 - $10,000 - (-$820.27) = $86,633.57.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next rider anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,833.30 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,541.67. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,447.89 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
             1.  The amount of the excess withdrawal: $25,000
             2. A proportional adjustment of $28,385.41 for the amount of the excess withdrawal calculated as follows:
                     o   The excess withdrawal amount of $25,000.
                     o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                     o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,833.30.
                     o   For an adjustment of $25,000 / $80,000 x $90,833.30 =
                         $28,385.41.
    o The larger of these adjustments is $28,385.41, so the new Lifetime Benefit Basis is $62,447.89 ($90,833.30 - $28,385.41 = $62,447.89).
    o The GALWA is $3,122.39, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
             1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
             2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                     o   $25,000 / $80,000 x $86,633.57 - $25,000 = $2,072.99.
    o The new Minimum Guaranteed Death Benefit after all adjustments $86,633.57 - $25,000 - $2,072.99 = $59,560.58.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
                       TO AN INCOME PROTECTOR (GUARANTEED
                LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional deposits have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $7,125 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,912.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,912.50, and the GALWA will remain $8,912.50 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional deposits have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,700 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $7,130 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,130, and the GALWA will remain $7,130 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional deposits have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,275 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $5,347.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,347.50, and the GALWA will remain $5,347.50 unless the Owner steps up the Benefit Basis.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
                       TO AN INCOME PROTECTOR (GUARANTEED
               LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional deposits have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $6,250 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $175,000 (it was increased by $10,000 - 8% of $125,000 each year).
    o The GALWA is $9,625 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $9,625, and the GALWA will remain $9,625 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional deposits have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,000 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $140,000 (it was increased by $8,000 - 8% of $100,000 each year).
    o The GALWA is $7,700 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,700, and the GALWA will remain $7,700 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional deposits have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,750 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $105,000 (it was increased by $6,000 - 8% of $75,000 each year).
    o The GALWA is $5,775 (5.50 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,775, and the GALWA will remain $5,775 unless the Owner steps up the Benefit Basis.

                                   APPENDIX D
      EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
                               ISSUED ON AND AFTER
                                NOVEMBER 24, 2008
================================================================================
                             10-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $150,000;
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000/$150,000)x $100,000 = $33,333.33.
   o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $80,000;
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000/$80,000)x $100,000 = $62,500.
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th rider anniversary the Contract Value is $135,000.

   o   The existing Benefit Basis is $100,000.
   o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

   NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

   NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10th rider anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th rider anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o We will add an amount equal to the total charges collected for the current 10-year benefit period to the Contract Value.
   o This will add $8,000 to the Contract - the $100,000 Benefit Basis times an 0.80% annual charge for the 10-year benefit period.
   o   So the Contract Value will be $113,000 after the refund of charges.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th rider anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o   The rider will renew for an additional 10-year benefit period.
   o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
   o   No charges will be refunded for the 10-year period that is expiring.

   NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

   NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX E
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                              NOVEMBER 23, 2008 BUT
                               BEFORE MAY 1, 2009
================================================================================


Guaranteed Lifetime Withdrawal Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after May 1, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.


Amount of your GALWA. The annual lifetime benefit percentages for individual Annuitants under the Income Now rider is as follows:

                       ---------------------------
                        Attained Age of Annuitant
                       ---------------------------
                           Age         Percentage
                       ---------------------------
                          55-58           4.75%
                       ---------------------------
                          59-64           5.25%
                       ---------------------------
                          65-69           5.75%
                       ---------------------------
                          70-74           6.25%
                       ---------------------------
                          75-79           6.75%
                       ---------------------------
                           80+            7.25%
                       ---------------------------

The annual lifetime benefit percentages for individual Annuitants under the Income Later rider is as follows:

              -----------------------------------------------------
                            Attained Age of Annuitant
              -----------------------------------------------------
               Age               55-58      59-69    70-79     80+
              -----------------------------------------------------
               Percentage         4.5         5        5.5      6
              -----------------------------------------------------

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

   (1) the Contract Value immediately following the withdrawal; or
   (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. Under the Income Now rider, the Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any step-up increases).

Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 10% of the Lifetime Benefit Basis at the end of the first rider year (before any step-up increase).

Termination. The rider does not terminate upon change of ownership of the Contract.


Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.70% of average daily Benefit Basis for the prior Contract Year.


                               *        *        *

EXAMPLES

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

   o   The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,250 (GALWA) if a withdrawal is taken immediately (5.25% rate for withdrawals beginning at attained age 64 x $100,000).
   o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,875, which is 5.25% of the new Lifetime Benefit Basis.
   o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,250 = $100,000 x 5.25%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,250 GALWA; and
   o The GALWA is $5,250; this does not change because the withdrawal does not exceed the $5,250 GALWA.
   o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $94,750, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,250.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,612.50 GALWA. The adjusted amount is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o The GALWA is $3,737.50 after the withdrawal, which is 5.75% (the rate for age 67) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
          1.   The death benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 (50,000 - 6,612.50 = 43,387.50).
                  o   43,387.50/ 150,000 * 100,000 - 43,765 = -14,462.50
   o New death benefit after all adjustments 100,000 - 50,000 - (-14,462.50) = 64,462.50

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
   o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,612.50 GALWA. The adjusted value is the lesser of (1) or
       (2) below:
          1.   The prior Lifetime Benefit Basis less the withdrawal: $115,000
               - $50,000 = $65,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
   o   The GALWA is $1,725, which is 5.75% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
          1.   The death benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 (50,000 - 6,612.50 = 43,387.50).
                  o   43,387.50 / 80,000 * 100,000 - 43,387.50 = 10,846.88
   o New death benefit after all adjustments 100,000 - 50,000 - 10,846.88 = 39,153.13

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $437.50 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,250. There has been a total of $4,375 withdrawn to this point this year (10 withdrawals of $437.50). The remaining lifetime withdrawal for the Contract Year is $875 ($5,250 - $4,375 = $875).
   o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,375, the $4,375 of prior withdrawals plus the $10,000 withdrawal.
   o The Lifetime Benefit Basis is adjusted to $85,625 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,375 = $85,625; or
          2. The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.
   o The GALWA is $4,495.31 after the withdrawal, which is 5.25% (the rate for age 64) of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
   o The death benefit before the withdrawal is $95,625. The initial $100,000 has been reduced a total of $4,375 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows

          1.   The death benefit will be reduced by $10,000 for the withdrawal.

          2. There will be an additional adjustment for the excess withdrawal amount of $9,125 ($10,000 - $875 = $9,125).


                  o   $9,125/ $105,000 * $95,625 - $9,125 = $-814.73
   o New death benefit after all adjustments $95,625 - $10,000 - ($-814.73) = $86,439.73


EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED
WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR):
Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next rider anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $85,625 as adjusted for the previous excess withdrawal.
   o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,495.31. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
   o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $85,625 - $25,000 = $60,625; or
          2.   The Contract Value after the withdrawal: $80,000 - $25,000 =
               $55,000
   o The GALWA is $2,887.50, which is 5.25% of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
   o The death benefit before the withdrawal is $86,439.73, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows

          1.   The death benefit will be reduced by $25,000 for the withdrawal.

          2. There will be an additional adjustment for the excess withdrawal amount of $25,000.


                  o   $25,000 / $80,000 * $86,439.73 - $25,000 = $2,012.42
   o New death benefit after all adjustments $86,439.73 - $25,000 - $2,012.42 = $59,427.31


EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED): Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The guaranteed annual lifetime withdrawal after the step up is $7,187.50 (5.75% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).
          NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.

   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal after the step up is $6,325 (5.75% rate for age 67 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
           NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

   o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The guaranteed annual lifetime withdrawal remains at $5,250 (5.25% rate for age 64 - the time of the first withdrawal.
   o   Because no step up occurs, the withdrawal percentage does not change.
   o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

   o   The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).
   o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
   o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
   o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
   o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $95,000, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial Lifetime Benefit Basis ($10,000) on each of the first three Contract Anniversaries; for a total increase of $30,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis).

   o The Lifetime Benefit Basis is adjusted to $80,000 because the $50,000 withdrawal exceeds the $7,150 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o The GALWA is $4,400 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows


          1.   The death benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                  o   $42,850 / $150,000 * $100,000 - $42,850 = $-13,500
   o New death benefit after all adjustments $100,000 - $50,000 - ($-13,500) = $63,500


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries, for a total increase of $30,000.
   o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $7,150 GALWA. The adjusted value is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
   o   The GALWA is $1,650, which is 5.50% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows


          1.   The death benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                  o   $42,850 / $80,000 * $100,000 - $42,850 = $10,875
   o New death benefit after all adjustments $100,000 - $50,000 - $10,875 = $39,125


EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 - $4,166.70 = $833.30).
   o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,166.70, the $4,166.70 of prior withdrawals plus the $10,000 withdrawal.
   o The Lifetime Benefit Basis is adjusted to $85,833.30 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,166.70 = $85,833.30; or
          2. The Contract Value after the withdrawal: $105,000 - $10,000 = $95,000.
   o The GALWA is $4,291.66 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
   o The death benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
          1.   The death benefit will be reduced by $10,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).


                  o   $9,166.70/ $105,000 * $95,833.30 - $9,166.70 = $-820.27
   o New death benefit after all adjustments $95,833.30 - $10,000 - ($-820.27) = $86,633.57


EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next rider anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $85,833.30 as adjusted for the previous excess withdrawal.
   o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,291.66. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
   o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal IS an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
          1.   The prior Lifetime Benefit Basis less the withdrawal: $85,833.30
               - $25,000 = $60,833.30; or
          2.   The Contract Value after the withdrawal: $80,000 - $25,000 =
               $55,000
   o The GALWA is $2,750, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next rider anniversary.
   o The death benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
          1.   The death benefit will be reduced by $25,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $25,000.


                  o   $25,000 / $80,000 * $86,633.57 - $25,000 = $2,072.99
   o New death benefit after all adjustments $86,633.57 - $25,000 - $2,072.99 = $59,560.58


EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $145,000.

   o The existing Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract
       Anniversaries.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
   o The guaranteed annual lifetime withdrawal after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).

          NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

   o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal after the step up is $5,000 (5.00% rate for age 68 -The withdrawal percentage is established based on current age at the time of the first withdrawal, and does not change once withdrawals have started).

          NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

   o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The guaranteed annual lifetime withdrawal remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal.
   o Because no step up occurs, the lifetime withdrawal amount does not change.
   o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX F
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008
================================================================================


Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after November 24, 2008 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.


Excess Withdrawal. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

   (1) the Contract Value immediately following the withdrawal; or

   (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.


Maximum Anniversary Death Benefit. An optional Maximum Anniversary Death Benefit is offered. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted. On or after the Annuitant's 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted.


On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1)  the date an additional purchase payment is received by us;
(2)  the date of payment of a partial withdrawal; and
(3)  on each rider anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, we will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

    (a) =    the excess withdrawal amount;
    (b) =    the Contract Value immediately before the excess withdrawal; and
    (c) =    the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The Maximum Anniversary Value on each rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Age Requirements. The rider is subject to the eligibility requirements described below.

 ------------------------------------------------------------------------------
         Type of Contract              Age Requirements At Rider Issue Date
 ------------------------------------------------------------------------------
  Single Owner                      Owner must be between ages 45-85
 ------------------------------------------------------------------------------
  Single Owner/Non-Natural Owner    Each Annuitant must be between ages 45-85
 ------------------------------------------------------------------------------
  Jointly Owned Contract            Joint Owner must both be between ages 45-85
                                    on the rider issue date
 ------------------------------------------------------------------------------

Amount of your GALWA. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

-------------------------------------------------------------------------------
  Attained Age of Annuitant        Joint Annuitants -- Attained Age of Younger
      at First Withdrawal                Annuitant at First Withdrawal*
-------------------------------------------------------------------------------
      Age        Percentage              Age                  Percentage
-------------------------------------------------------------------------------
     45-58           4%                 45-58                     3%
-------------------------------------------------------------------------------
     59-64           5%                 59-64                     4%
-------------------------------------------------------------------------------
     65-69          5.5%                65-69                     4.5%
-------------------------------------------------------------------------------
     70-74           6%                 70-74                     5%
-------------------------------------------------------------------------------
      75+           6.5%                 75+                      5.5%
-------------------------------------------------------------------------------


*If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Simple Interest Benefit. The restart of the Simple Interest Benefit on step up is not available. The Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any step-up increases). The benefit is in effect on each of the first 10 rider anniversaries, provided no withdrawals have occurred since the rider issue date.

Lifetime Benefit Basis Step Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped up" each year to equal your current Contract Value. Step ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date.

Benefit Allocation Models. Different Benefit Allocation Models were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for all riders where the Contract Owner wishes to change allocation options.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. The rider does not terminate upon change of ownership of the Contract.


Rider Charge. The maximum and current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows:


   o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The maximum charge is 1.00%;
   o 0.80% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and
   o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

                               *       *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

   o   The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).
   o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.
   o Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the Guaranteed Minimum Withdrawal Benefit rider. They do not apply to other optional death benefits riders.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.
   o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
   o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
   o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior step-ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o   The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age
       67) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

          1.   The death benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).


          3.   $43,675 / $150,000 * $100,000 - $43,675 = $-14,558
   o New death benefit after all adjustments $100,000 - $50,000 - ($-14,558) = $64,558


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step-ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
   o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
   o   The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

          1. The death benefit will be reduced by $6,325 for the withdrawal within the GALWA limits.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,675 (50,000 - 6,325 = 43,675).


          3.   $43,675 / $80,000 * $100,000 - $43,675 = $10,919
   o New death benefit after all adjustments $100,000 - $50,000 - $10,919 = $39,081


EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step-ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The guaranteed annual lifetime withdrawal after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

          NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

   o The Minimum Death Benefit remains $100,000 - it is not impacted by a step-up.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step-ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
   o The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

          NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

   o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX G
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007
================================================================================


Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued after October 29, 2007 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.


Age Requirements. These riders are subject to the eligibility requirements described below.

---------------------------------------------------------------------------------------------------------------------------------
    Type of Contract             Age Requirements At Rider Issue Date                         Annuitant Requirements
---------------------------------------------------------------------------------------------------------------------------------
Single Owner                Owner must be between ages 45-85                          Annuitant must be between ages 45-85
---------------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-           Each Annuitant must be between ages 45-85                 Annuitant must be a natural person between
Natural Owner                                                                         ages 45-85 on the rider issue date
---------------------------------------------------------------------------------------------------------------------------------
Jointly Owned Contract      Joint Owners must be spouses; each spouse must be         Annuitants must be natural persons between
                            between ages 45-85 on the rider issue date                ages 45-85 on the rider issue date
---------------------------------------------------------------------------------------------------------------------------------

Benefit Allocation Models. Different Benefit Allocation Models were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for all riders where the Contract Owner wishes to change allocation options.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the GALWA. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, Lifetime Benefit Basis will be reset to equal the lesser of:

   (a) the Contract Value immediately following the withdrawal; or
   (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:

   o   the date of your first withdrawal; or
   o the 10th rider anniversary (or the 10th step-up anniversary, if a step-up is elected).

Each increase will be equal to five percent (5%) of the Lifetime Benefit Basis as of your first rider anniversary (or step-up anniversary if a step-up is elected). The restart of the Simple Interest Benefit on step up is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

   (a) the Payout Date;
   (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;
   (c) the date there is a change of Annuitant for any reason; or
   (d) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GALWA. We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

------------------------------------------------------------------------------
                              Joint Annuitants (age    Joint Annuitants (age
                               difference 5 yrs or     difference over 5 yrs)
                              less) Attained Age of       Attained Age of
    Attained Age at First      Oldest Annuitant at      Oldest Annuitant at
         Withdrawal            First Withdrawal(1)      First Withdrawal(2)
------------------------------------------------------------------------------
      Age      Percentage      Age      Percentage      Age     Percentage
------------------------------------------------------------------------------
     45-58         4%         45-58         3%         45-58        2%
------------------------------------------------------------------------------
     59-64         5%         59-64         4%         59-64        3%
------------------------------------------------------------------------------
     65-69        5.5%        65-69        4.5%        65-69       3.5%
------------------------------------------------------------------------------
     70-74         6%         70-74         5%         70-74        4%
------------------------------------------------------------------------------
      75+         6.5%         75+         5.5%         75+        4.5%
------------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.
(2)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 2%.


Step-up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you may, subject to certain conditions, "step-up" the Lifetime Benefit Basis to equal your current Contract Value.

You may step-up the Lifetime Benefit Basis provided:

   (a) your Contract Value is greater than zero;
   (b) your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date;
   (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the step-up date; and
   (d) we receive your Written Request to step-up the Lifetime Benefit Basis at our Mailing Address.

The step-up date will be the monthly anniversary following the receipt of your Written Request. An automatic step up option is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.60% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the rider charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                              *        *         *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64.

This means:

   o   The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
   o The GALWA is $5,000. This does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or
          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o   The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age
       67) of the new Lifetime Benefit Basis.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
   o The guaranteed minimum withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
   o   The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The guaranteed annual lifetime withdrawal at after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).


   NOTE: If the Owner chooses to step-up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the step-up. Also, following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.


EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
   o The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).


NOTE: If the Owner chooses to step-up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the step-up. Also, following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX H
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued before October 30, 2006 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is only applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states that had not approved a more current version of this rider. We are no longer issuing riders in this form.

General. The rider is available only when you purchase the Contract.

Age Requirements. These riders are subject to the eligibility requirements described below.

------------------------------------------------------------------------------------------------------------------------------
     Type of Contract              Age Requirements At Rider Issue Date                       Annuitant Requirements
------------------------------------------------------------------------------------------------------------------------------
Single Owner                 Owner must be between ages 45-85                       Annuitant must be between ages 45-85
------------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-                                                                   Annuitant must be a natural person between
Natural Owner                Each Annuitant must be between ages 45-85              ages 45-85 on the rider issue date
------------------------------------------------------------------------------------------------------------------------------
                             Joint Owners must be spouses; each spouse must         Annuitants must be natural persons
Jointly Owned Contract       be between ages 45-85 on the rider issue date          between ages 45-85 on the rider issue date
------------------------------------------------------------------------------------------------------------------------------

Benefit Allocation Models. Different Benefit Allocation Models were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for all riders where the Contract Owner wishes to change allocation options.

Simple Interest Benefit. The restart of the Simple Interest Benefit on step up is not available. The Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any step-up increases).

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount ("GAWA") (under the annual withdrawal option) or the GALWA (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the Benefit Basis or the Lifetime Benefit Basis. Guaranteed withdrawals up to the GAWA will not impact the Benefit Basis, but will impact the Lifetime Benefit Basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to us. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement, we will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals. The Non-Lifetime Withdrawal is not available.

If you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date if later), you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option.

Excess Withdrawals more than the GAWA. Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first rider anniversary is an excess withdrawal. Excess withdrawals will reduce your Benefit Basis and/or Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.

If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GAWA, we will make the following adjustments:

   (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;
   (b) reset the Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Benefit Basis reduced dollar for dollar by the amount of the withdrawal; and (c) reset the Lifetime Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, we will make the following adjustments:

   (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the withdrawal; and
   (b) reset the Lifetime Benefit Basis to equal the lesser of: (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous Lifetime Benefit Basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the Lifetime Benefit Basis as a result of the excess withdrawal, we will also reduce the GALWA. Required minimum distributions from a Contract that are greater than GAWA or GALWA are considered excess withdrawals.

Conversion from the Guaranteed Minimum Accumulation Benefit rider. Conversions are only available on a Contract Anniversary. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

   (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;
   (b) the Payout Date;
   (c) the date Due Proof of Death of the Annuitant is received;
   (d) the date there is a change of Annuitant for any reason; or
   (e) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GAWA and GALWA. We determine your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the Benefit Basis or Lifetime Benefit Basis will also result in a change in the GAWA or GALWA, as appropriate. These riders did not offer two options designed for whether you expect to begin withdrawals now or later.

Step-up. On your fifth rider anniversary (and any subsequent fifth rider anniversary following a step-up), you may, subject to certain conditions, "step-up" the Benefit Basis and Lifetime Benefit Basis to equal your current Contract Value. You may step-up the Benefit Basis and Lifetime Benefit Basis provided:

   (a) you have not taken any withdrawals since the start date for the current benefit period;
   (b) your Contract Value is greater than zero;
   (c) your Contract Value is greater than the Benefit Basis as of the step-up date;
   (d) the Annuitant is age 85 or younger as of the step-up date; and
   (e) we receive your Written Request to step-up the Benefit Basis and Lifetime Benefit Basis at our Mailing Address at least thirty (30) days prior to the end of the fifth (5th) rider year for the current benefit period. The step-up date will be the rider anniversary as of the end of that rider year.

If you elect the "step-up," the start date for the new benefit period will be the step-up date, and the Benefit Basis and Lifetime Benefit Basis will equal your Contract Value as of the step-up date. A new Minimum Charge Period will begin. The charge for the new benefit period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year. An automatic step-up feature is not available.


Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.


                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

    o   the Benefit Basis is $100,000;
    o   the remaining withdrawal amount is $100,000;
    o   the GAWA is $7,000;
    o   the Lifetime Benefit Basis is $100,000; and
    o   the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;
   o the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;
   o   the GAWA is $10,500, which is 7% of the new Benefit Basis;
   o the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o   the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN AFTER THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

   o the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;
   o the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 lifetime withdrawal;
   o the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;
   o the Lifetime Benefit Basis is $100,000, this does not change because the lifetime withdrawal does not exceed the $4,000 GALWA; and
   o the GALWA is $4,000. This does not change because the lifetime withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3 (GUARANTEED ANNUAL WITHDRAWALS START AFTER THE FIRST ANNIVERSARY):
Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

   o The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;
   o The remaining withdrawal amount is $93,000, the prior remaining lifetime withdrawal amount minus the $7,000 withdrawal;
   o The GAWA is $7,000, this does not change because the lifetime withdrawal does not exceed the $7,000 GAWA;
   o the Lifetime Benefit Basis is adjusted to $93,000 Because the lifetime withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:
          1. the prior Lifetime Benefit Basis less the withdrawal: $100,000 - $7,000 = $93,000; or
          2. the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.
   o   The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.


   NOTE: While this withdrawal amount is allowed under the terms of the GAWA, it is an excess withdrawal under the terms of the GALWA.


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o The Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:
          1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o The remaining withdrawal amount is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:
          1.   The prior remaining withdrawal amount less the withdrawal:
               $100,000 - $50,000 = $50,000; or
          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o   The GAWA is $3,500, which is 7% of the new Benefit Basis;
   o The Lifetime Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of
       (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or

          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o   The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o The Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:
          1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = 50,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000.
   o The remaining withdrawal amount is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:
          1.   The prior remaining withdrawal amount less the withdrawal:
               $100,000 - $50,000 = $50,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000.
   o   The GAWA is $2,100, which is 7% of the new Benefit Basis;
   o The Lifetime Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of
       (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000
  o   The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

                                   APPENDIX I
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                    NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009
================================================================================


Guaranteed Minimum Accumulation Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009, except that the 7-year benefit period is no longer available in any state.


General. A 7-year benefit period was available. For the rider with the 7-year benefit period, if your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the benefit period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, there will be no increase to your Contract Value.


Benefit Basis. The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit is based.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.65% of average daily Benefit Basis for the prior Contract Year. The 7-year benefit period charges will not be refunded.


                               *        *       *

EXAMPLES

                              7-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $150,000;
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)x$100,000 = $33,333.33.
   o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $80,000;
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000.
   o   So, the proportion of the Benefit Basis withdrawn:
       ($50,000/$80,000)x$100,000 = $62,500.
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th rider anniversary the Contract Value is $135,000.

   o   The existing Benefit Basis is $100,000.
   o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.

   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 11th Contract Anniversary (7 years from the step up date).

    NOTE: Following your step-up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GMAB MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7th rider anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o We will add $25,000 to the contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7th rider anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o Because the Contract Value is larger than the amount guaranteed by the Benefit Basis, no value is added to the Contract.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 7-YEAR PERIOD - 7-YEAR PERIOD):
Starting with the Base Assumptions, on the 7th Contract anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o   The rider will renew for an additional 7-year benefit period.
   o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 14th Contract Anniversary (7 years from the renewal date).

   NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX J
      GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY ISSUED AFTER
                  OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008
================================================================================


Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.


Benefit Allocation Models. Different Benefit Allocation Models were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for all riders where the Contract Owner wishes to change allocation options.

Benefit Basis. Because the rider charge is calculated based on the Contract Value purchase payments made during the window period will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Conversion. To convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, your Benefit Basis must be greater than zero, the Annuitant (oldest Annuitant, if join Annuitants) must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. If you elect to discontinue using the available Benefit Allocation Models, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. Annual charges for these riders are non-refundable.

                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $150,000;
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000;
   o So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33
   o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $80,000;
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000;

   o So the proportion of the Benefit Basis withdrawn: ($50,000/ $80,000)*$100,000 = $62,500
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

   o   The existing Benefit Basis is $100,000.
   o The Owner chooses to step-up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).

NOTE: If the Owner chooses to step-up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.

NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If we are no longer issuing the rider, we will set the charge.

                                   APPENDIX K
 GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states where a more current rider had not been approved. We are no longer issuing riders in this form.

General. The rider is available only when you purchase your Contract.

Benefit Allocation Models. Different Benefit Allocation Models were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Model chosen at the time the rider was issued. However, the currently available Benefit Allocation Models must be used for all riders where the Contract Owner wishes to change allocation options.

Benefit Basis. Your Benefit Basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals. Because the rider charge is calculated based on the Contract Value such purchase payments will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Step-Up. On your fifth rider anniversary (and each subsequent fifth rider anniversary for a renewal benefit period, or new benefit period following a step-up) you have the one time opportunity to "step-up" your Benefit Basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following four conditions are met:

   (1) the expiration date for the new benefit period does not extend past the Contract Anniversary following the Annuitant's 85th birthday or 10 years from the Contract Issue Date, if later;
   (2) your Benefit Basis is greater than zero;
   (3) your Contract Value is greater than the Benefit Basis as of the step-up date; and


   (4) the Company receives your Written Request to step-up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth (5th) rider year for the benefit period. The step-up date will be the rider anniversary as of the end of that rider year.


Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

   (a) the expiration date of the benefit period;
   (b) the Payout Date;
   (c) the date Due Proof of Death of the Annuitant is received;
   (d) the date there is a change of Annuitant for any reason; or
   (e) the date you surrender your Contract.

If you elect to discontinue using the available Benefit Allocation Models, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider.


Conversion. You may also convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, if available, on a rider anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address at least thirty (30) days before a rider anniversary.


If you convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the rider anniversary date following receipt of your request. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. Annual charges for these riders are non-refundable.


On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.


                               *        *        *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $150,000
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000
   o So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000)*$100,000 = $33,333.33
   o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.   partial withdrawal amount: $50,000;
          2.   Contract Value immediately prior to the withdrawal: $80,000
          3.   the Benefit Basis immediately prior to the withdrawal: $100,000
   o So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000)*$100,000 = $62,500
   o Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS

   The Contract

   Incontestability

   Misstatement of Age or Gender

   Participation

   Section 403(b) Contract Loans

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

   Assumed Investment Rate

   Amount of Variable Income Payments

   Income Unit Value

OTHER INFORMATION

EXPERTS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or calling us at 1-800-798-5500.

                       STATEMENT OF ADDITIONAL INFORMATION


                          CUNA MUTUAL INSURANCE SOCIETY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

                         MEMBERS(R) VARIABLE ANNUITY III


         Individual Flexible Premium Deferred Variable Annuity Contract


This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the Contract offered by CUNA Mutual Insurance Society.

This SAI is not a prospectus, and it should be read only in conjunction with the Prospectus for the Contract dated May 1, 2009. Terms used, but not defined, in this SAI have the meaning given to them in the Prospectus.

You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

                                   May 1, 2009

                                TABLE OF CONTENTS
                                                                            PAGE


ADDITIONAL CONTRACT PROVISIONS.................................................1

   The Contract................................................................1

   Incontestability............................................................1

   Misstatement of Age or Gender...............................................1

   Participation...............................................................1

   Section 403(b) Contract Loans...............................................1

PRINCIPAL UNDERWRITER..........................................................2

VARIABLE INCOME PAYMENTS.......................................................2

   Assumed Investment Rate.....................................................2

   Amount of Variable Income Payments..........................................2

   Income Unit Value...........................................................3

OTHER INFORMATION..............................................................3

EXPERTS........................................................................3

FINANCIAL STATEMENTS...........................................................4

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT


The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY
We will not contest the Contract.


MISSTATEMENT OF AGE OR GENDER
If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION

The Contract may participate in our divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Payout Date would be paid with each income payment.


SECTION 403(B) CONTRACT LOANS


Loan Amounts. Generally, Owners of Contracts issued in connection with Code
Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. We will only make Contract loans after approving a Written Request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

Loan Processing. When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or the Fixed Account. The Owner must indicate in the loan application from which Subaccount or Fixed Account the Contract Value is to be transferred to the Loan Account, and in what amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Account as requested by the Owner. Any transfer to the Fixed Account must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to be allocated to the DCA one-year Fixed Period.

Loan Interest. We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

Additional Loan Terms and Loan Default. If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Effect of Death on Loan. Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

                              PRINCIPAL UNDERWRITER


The Contract is offered to the public on a continuous basis. We anticipate continuing to offer the Contract, but may discontinue the offering.

CUNA Brokerage Services, Inc. ("CBSI") serves as principal underwriter for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI offers the Contract through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to the Contract in the following amounts during the periods indicated:

---------------------------------------------------------------------------------------------
                                                        Aggregate Amount of Commissions
  Fiscal Year     Aggregate Amount of Commissions    Retained by CBSI After Payments to its
                            Paid to CBSI              Registered Persons and Selling Firms
---------------------------------------------------------------------------------------------
2008                                   $12,417,763                                $1,365,954
---------------------------------------------------------------------------------------------
2007                                   $14,916,590                                  $447,498
---------------------------------------------------------------------------------------------
2006                                   $12,995,778                                  $389,873
---------------------------------------------------------------------------------------------

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.


                            VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE
The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS
The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also INCOME PAYOUT OPTIONS, Variable Income Payments in the Prospectus.)


INCOME UNIT VALUE

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See DESCRIPTION OF THE CONTRACT, Contract Value in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:


            (1) is the Accumulation Unit value for the current Valuation Period;
            (2) is the Accumulation Unit value for the immediately preceding Valuation Period;
            (3) is the Income Unit value for the immediately preceding Valuation Period; and
            (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value
1.   Accumulation Unit value for current Valuation Period 12.56
2.   Accumulation Unit value for immediately preceding Valuation Period 12.55
3.   Income Unit value for immediately preceding Valuation Period 103.41
4.   Factor to compensate for the assumed investment rate of 3.5/0.99990575
5.   Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4) 103.48

Illustration of Variable Income Payments
1.   Number of Accumulation Units at Annuity Date 1,000.00
2.   Accumulation Unit value $18.00
3.   Adjusted Contract Value (1) x (2) $18,000.00
4.   First monthly income payment per $1,000 of adjusted Contract Value $5.63
5.   First monthly income payment (3) x (4) / 1,000 $101.34
6.   Income Unit value $98.00
7.   Number of Income Units (5) / (6) 1.034
8.   Assume Income Unit value for second month equal to $99.70
9.   Second monthly income payment (7) x (8) $103.09
10.  Assume Income Unit value for third month equal to $95.30
11.  Third monthly income payment (7) x (10) $98.54

                                OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007.


                                     EXPERTS


The financial statements of the Subaccounts comprising the CUNA Mutual Variable Annuity Account as of December 31, 2008 and for each of the two years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 16, 2009, appearing herein. Such financial statements are included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CUNA Mutual Insurance Society and Subsidiaries (the Company) as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 25, 2009, appearing herein. Such report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting for fair value of financial instruments in 2008 and the change in method of accounting for uncertainty in income taxes and defined pension and postretirement in 2007, and
(3) states that (a) Deloitte & Touche LLP did not audit the consolidated financial statements of the CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, and
(b) their opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of other auditors. The financial statements of The CUMIS Group Limited and Subsidiaries as of December 31, 2008 and for each of the three years in the period ended December 31, 2008 (not presented separately herein) are included on a consolidated basis in the consolidated financial statements of the Company and have been audited by KPMG LLP, independent auditors, as stated in their report, dated February 24, 2009, included herein. The financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2008 and for each of the three years in the period ended December 31, 2008 (not presented separately herein) are included on an equity basis in the consolidated financial statements of CUNA Mutual Insurance Society and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated February 20, 2009, included herein. The financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


Our and the Variable Account's financial statements are contained in this SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing on our ability to meet our obligations under your Contract.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                                DECEMBER 31, 2008

-------------------------------------------------------------------------------------------------------------------------------
                                                        CONSERVATIVE      MODERATE     AGGRESSIVE       MONEY
                                                         ALLOCATION      ALLOCATION    ALLOCATION       MARKET         BOND
                                                         SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Conservative Allocation Fund, 10,024,518 shares
   at net asset value of $8.48 per share (cost
   $103,803,043) ..................................     $84,990,398    $         --   $        --   $         --   $         --

INVESTMENTS IN ULTRA SERIES FUND:
   Moderate Allocation Fund, 20,400,536 shares at
   net asset value of $7.51 per share (cost
   $218,513,597) ..................................              --     153,290,809            --             --             --

INVESTMENTS IN ULTRA SERIES FUND:
   Aggressive Allocation Fund, 1,981,303 shares at
   net asset value of $6.57 per share (cost
   $20,711,162) ...................................              --              --    13,023,017             --             --

INVESTMENTS IN ULTRA SERIES FUND:
   Money Market Fund, 140,152,302 shares at net
   asset value of $1.00 per share (cost
   $140,152,302) ..................................              --              --            --    140,152,302             --

INVESTMENTS IN ULTRA SERIES FUND:
   Bond Fund, 23,321,893 shares at net asset value
   of $9.94 per share (cost $241,634,171) .........              --              --            --             --    231,899,121
                                                        -----------    ------------   -----------   ------------   ------------
      Total assets ................................      84,990,398     153,290,809    13,023,017    140,152,302    231,899,121
                                                        -----------    ------------   -----------   ------------   ------------
LIABILITIES:
   Accrued adverse mortality and expense charges ..          85,691         152,185        12,809        135,663        248,401
   Other accrued expenses .........................           9,776          18,211         1,098          8,806         16,852
                                                        -----------    ------------   -----------   ------------   ------------
      Total liabilities ...........................          95,467         170,396        13,907        144,469        265,253
                                                        -----------    ------------   -----------   ------------   ------------
      Total net assets ............................     $84,894,931    $153,120,413   $13,009,110   $140,007,833   $231,633,868
                                                        ===========    ============   ===========   ============   ============
NET ASSETS:
   Contracts in accumulation period (note 6) ......     $84,894,931    $152,849,745   $12,998,803   $140,003,483   $231,559,772
   Contracts in annuitization period (note 2 and
   note 6) ........................................              --         270,668        10,307          4,350         74,096
                                                        -----------    ------------   -----------   ------------   ------------
      Total net assets ............................     $84,894,931    $153,120,413   $13,009,110   $140,007,833   $231,633,868
                                                        ===========    ============   ===========   ============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                PIMCO                                 OPPENHEIMER    FRANKLIN
                                                                TOTAL      STRATEGIC        HIGH         HIGH       HIGH INCOME
                                                                RETURN       INCOME        INCOME       INCOME      SECURITIES
                                                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN PIMCO VARIABLE INSURANCE TRUST:
   Total Return Portfolio, 743,750 shares at net asset
   value of $10.31 per share (cost $7,675,864) ..........     $7,668,065   $       --   $        --   $       --    $       --

INVESTMENTS IN MFS VARIABLE INSURANCE TRUST:
   Strategic Income Series, 161,498 shares at net asset
   value of $8.72 per share (cost $1,649,684) ...........             --    1,408,263            --           --            --

INVESTMENTS IN ULTRA SERIES FUND:
   High Income Fund, 7,833,424 shares at net asset
   value of $7.34 per share (cost $76,928,075) ..........             --           --    57,492,575           --            --

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   High Income Fund/VA, 890,065 shares at net asset
   value of $1.58 per share (cost $8,269,002) ...........             --           --            --    1,406,303            --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST:
   Franklin High Income Securities Class 4,480,831
   shares at net asset value of $4.68 per share
   (cost $2,682,776) ....................................             --           --            --           --     2,250,290
                                                              ----------   ----------   -----------   ----------    ----------
     Total assets .......................................      7,668,065    1,408,263    57,492,575    1,406,303     2,250,290
                                                              ----------   ----------   -----------   ----------    ----------
LIABILITIES:
   Accrued adverse mortality and expense charges ........          7,316        1,588        58,400        1,557         1,976
   Other accrued expenses ...............................            741          191         3,316          187           265
                                                              ----------   ----------   -----------   ----------    ----------
     Total liabilities ..................................          8,057        1,779        61,716        1,744         2,241
                                                              ----------   ----------   -----------   ----------    ----------
     Total net assets ...................................     $7,660,008   $1,406,484   $57,430,859   $1,404,559    $2,248,049
                                                              ==========   ==========   ===========   ==========    ==========
NET ASSETS:
   Contracts in accumulation period (note 6) ............     $7,660,008   $1,402,544   $57,402,396   $1,398,429    $2,248,049
   Contracts in annuitization period (note 2 and
   note 6) ..............................................             --        3,940        28,463        6,130            --
                                                              ----------   ----------   -----------   ----------    ----------
     Total Net Assets ...................................     $7,660,008   $1,406,484   $57,430,859   $1,404,559    $2,248,049
                                                              ==========   ==========   ===========   ==========    ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   PIMCO                     FRANKLIN                   VAN KAMPEN
                                                                  GLOBAL      DIVERSIFIED     INCOME       LARGE CAP    GROWTH AND
                                                                   BOND          INCOME     SECURITIES       VALUE        INCOME
                                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN PIMCO VARIABLE INSURANCE TRUST:
   Global Bond Portfolio (Unhedged), 267,033 shares at
   net asset value of $12.25 per share (cost $3,355,194) ..     $3,271,155   $         --   $       --   $         --   $       --

INVESTMENTS IN ULTRA SERIES FUND:
   Diversified Income Fund, 16,407,057 shares at net
   asset value of $14.46 per share (cost $294,513,709) ....             --    237,250,153           --             --           --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST:
   Income Securities Class 4, 364,515 shares at net asset
   value of $11.54 per share (cost $5,234,505) ............             --             --    4,206,498             --           --

INVESTMENTS IN ULTRA SERIES FUND:
   Large Cap Value Fund, 10,973,338 shares at net asset
   value of $19.41 per share (cost $317,941,115) ..........             --             --           --    213,051,307           --

INVESTMENTS IN VAN KAMPEN LIFE INVESTMENT TRUST:
   Growth and Income Portfolio Class II Shares,
   264,593 shares at net asset value of $13.71 per share
   (cost $4,221,989) ......................................             --             --           --             --    3,627,569
                                                                ----------   ------------   ----------   ------------   ----------
      Total assets ........................................      3,271,155    237,250,153    4,206,498    213,051,307    3,627,569
                                                                ----------   ------------   ----------   ------------   ----------
LIABILITIES:
   Accrued adverse mortality and expense charges ..........          3,009        253,613        3,926        223,961        3,025
   Other accrued expenses .................................            347         16,505          465         16,857          382
                                                                ----------   ------------   ----------   ------------   ----------
      Total liabilities ...................................          3,356        270,118        4,391        240,818        3,407
                                                                ----------   ------------   ----------   ------------   ----------
      Total net assets ....................................     $3,267,799   $236,980,035   $4,202,107   $212,810,489   $3,624,162
                                                                ==========   ============   ==========   ============   ==========
NET ASSETS:
   Contracts in accumulation period (note 6) ..............     $3,267,799   $236,276,263   $4,198,776   $212,528,946   $3,620,679
   Contracts in annuitization period (note 2 and note 6) ..             --        703,772        3,331        281,543        3,483
                                                                ----------   ------------   ----------   ------------   ----------
      Total net assets ....................................     $3,267,799   $236,980,035   $4,202,107   $212,810,489   $3,624,162
                                                                ==========   ============   ==========   ============   ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        VAN KAMPEN
                                                               OPPENHEIMER     LARGE CAP     MID CAP        MID CAP       MID CAP
                                                               MAIN STREET       GROWTH       VALUE          GROWTH        GROWTH
                                                               SUBACCOUNT      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Main Street Fund/VA, 228,214 shares at net asset
   value of $14.42 per share (cost $4,071,077) ............    $3,290,843    $         --   $        --   $        --   $       --

INVESTMENTS IN ULTRA SERIES FUND:
   Large Cap Growth Fund, 8,299,113 shares at net
   asset value of $14.50 per share (cost
   $161,074,629) ..........................................            --     120,324,409            --            --           --

INVESTMENTS IN ULTRA SERIES FUND:
   Mid Cap Value Fund, 8,424,592 shares at net asset
   value of $9.51 per share (cost $129,924,813) ...........            --              --    80,149,717            --           --

INVESTMENTS IN ULTRA SERIES FUND:
   Mid Cap Growth Fund, 16,100,907 shares at net
   asset value of $3.01 per share (cost $95,786,658) ......            --              --            --    48,511,777           --

INVESTMENTS IN VAN KAMPEN LIFE INVESTMENT TRUST:
   Mid Cap Growth Portfolio Class II Shares,
   1,179,342 shares at net asset value of $2.04 per share
   (cost $3,357,618) ......................................            --              --            --            --    2,405,858
                                                               ----------    ------------   -----------   -----------   ----------
      Total assets ........................................     3,290,843     120,324,409    80,149,717    48,511,777    2,405,858
                                                               ----------    ------------   -----------   -----------   ----------
LIABILITIES:
   Accrued adverse mortality and expense charges ..........         2,886         126,937        84,121        51,019        2,223
   Other accrued expenses .................................           389           9,158         4,984         3,468          303
                                                               ----------    ------------   -----------   -----------   ----------
      Total liabilities ...................................         3,275         136,095        89,105        54,487        2,526
                                                               ----------    ------------   -----------   -----------   ----------
      Total net assets ....................................    $3,287,568    $120,188,314   $80,060,612   $48,457,290   $2,403,332
                                                               ==========    ============   ===========   ===========   ==========
NET ASSETS:
   Contracts in accumulation period (note 6) ..............    $3,287,568    $120,110,225   $80,024,437   $48,433,280   $2,403,332
   Contracts in annuitization period (note 2 and
   note 6) ................................................            --          78,089        36,175        24,010           --
                                                               ----------    ------------   -----------   -----------   ----------
     Total net assets .....................................    $3,287,568    $120,188,314   $80,060,612   $48,457,290   $2,403,332
                                                               ==========    ============   ===========   ===========   ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                             OPPENHEIMER
                                                                SMALL CAP    MAIN STREET  SMALL CAP       GLOBAL    INTERNATIONAL
                                                                  VALUE       SMALL CAP    GROWTH       SECURITIES     STOCK
                                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
   Small Cap Value Fund, 394,326 shares at net asset
   value of $6.53 per share (cost $3,232,337)                   $2,573,059   $       --   $       --   $        --   $        --

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Main Street Small Cap Fund/VA, 184,078 shares at net
   asset value of $10.54 per share (cost $2,501,043) ......             --    1,940,179           --            --            --

INVESTMENTS IN ULTRA SERIES FUND:
   Small Cap Growth Fund, 202,029 shares at net asset
   value of $5.63 per share (cost $1,732,075) .............             --           --    1,137,071            --            --

INVESTMENTS IN ULTRA SERIES FUND:
   Global Securities Fund, 2,968,707 shares at net asset
   value of $5.82 per share (cost $32,293,355) ............             --           --           --    17,266,266            --

INVESTMENTS IN ULTRA SERIES FUND:
   International Stock Fund, 6,694,732 shares at net asset
   value of $7.59 per share (cost $80,363,585) ............             --           --           --            --    50,826,446
                                                                ----------   ----------   ----------   -----------   -----------
     Total assets .........................................      2,573,059    1,940,179    1,137,071    17,266,266    50,826,446
                                                                ----------   ----------   ----------   -----------   -----------
Liabilities:
   Accrued adverse mortality and expense charges ..........          2,245        1,688        1,205        17,407        51,887
   Other accrued expenses .................................            222          237           79         1,080         3,212
                                                                ----------   ----------   ----------   -----------   -----------
     Total liabilities ....................................          2,467        1,925        1,284        18,487        55,099
                                                                ----------   ----------   ----------   -----------   -----------
     Total net assets .....................................     $2,570,592   $1,938,254   $1,135,787   $17,247,779   $50,771,347
                                                                ==========   ==========   ==========   ===========   ===========
Net Assets:
   Contracts in accumulation period (note 6) ..............     $2,570,592   $1,938,254   $1,135,787   $17,236,725   $50,749,231
   Contracts in annuitization period (note 2 and note 6) ..             --           --           --        11,054        22,116
                                                                ----------   ----------   ----------   -----------   -----------
     Total net assets .....................................     $2,570,592   $1,938,254   $1,135,787   $17,247,779   $50,771,347
                                                                ==========   ==========   ==========   ===========   ===========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FRANKLIN
                                                       OPPENHEIMER       FRANKLIN        T. ROWE PRICE    DEVELOPING     PIMCO
                                                      INTERNATIONAL  MUTUAL DISCOVERY    INTERNATIONAL      MARKETS    COMMODITY
                                                         GROWTH         SECURITIES           STOCK        SECURITIES   REAL RETURN
                                                       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   International Growth Fund/VA, 2,341,676 shares
   at net asset value of $1.25 per share (cost
   $3,788,251) ....................................    $2,927,095      $       --         $       --      $       --   $       --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST:
   Mutual Discovery Securities Class 111,091 shares
   at net asset value of $16.07 per share (cost
   $2,196,256) ....................................            --       1,785,232                 --              --           --

INVESTMENTS IN T. ROWE PRICE INTERNATIONAL
   SERIES, INC:
   International Stock Portfolio, 1,037,169 shares
   at net asset value of $8.24 per share (cost
   $13,866,764) ...................................           --               --          8,546,269              --           --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST:
   Developing Market Securities Fund,
   261,968 shares at net asset value of $6.04 per
   share (cost $2,107,653) ........................            --              --                 --       1,582,284           --

INVESTMENTS IN PIMCO VARIABLE INSURANCE TRUST:
   Commodity Real Return Strategy Portfolio,
   150,931 shares at net asset value of $7.01 per
   share (cost $1,476,043) ........................            --              --                 --              --    1,058,028
                                                       ----------      ----------         ----------      ----------   ----------
     Total assets .................................     2,927,095       1,785,232          8,546,269       1,582,284    1,058,028
                                                       ----------      ----------         ----------      ----------   ----------
LIABILITIES:
   Accrued adverse mortality and expense
   charges ........................................         2,573           1,720              9,261           1,757          804
   Other accrued expenses .........................           351             192              1,111             211           84
                                                       ----------      ----------         ----------      ----------   ----------
     Total liabilities ............................         2,924           1,912             10,372           1,968          888
                                                       ----------      ----------         ----------      ----------   ----------
     Total net assets .............................    $2,924,171      $1,783,320         $8,535,897      $1,580,316   $1,057,140
                                                       ==========      ==========         ==========      ==========   ==========
NET ASSETS:
   Contracts in accumulation period (note 6) ......    $2,924,171      $1,779,677         $8,525,133      $1,580,316   $1,057,140
   Contracts in annuitization period (note 2 and
   note 6) ........................................            --           3,643             10,764              --           --
                                                       ----------      ----------         ----------     -----------   ----------
     Total net assets .............................    $2,924,171      $1,783,320         $8,535,897      $1,580,316   $1,057,140
                                                       ==========      ==========         ==========      ==========   ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2008 (CONTINUED)

---------------------------------------------------------------------
                                                             AIM
                                                            GLOBAL
                                                          REAL ESTATE
                                                          SUBACCOUNT
---------------------------------------------------------------------
ASSETS:
INVESTMENTS IN AIM VARIABLE INSURANCE FUNDS:
   Global Real Estate Fund -- Series II shares,
   87,469 shares at net asset value of $9.10 per
   share (cost $1,219,547) ..........................     $795,964
                                                          --------
      Total assets ..................................      795,964
                                                          --------
LIABILITIES:
   Accrued adverse mortality and expense
   charges ..........................................          687
   Other accrued expenses ...........................           89
                                                          --------
      Total liabilities .............................          776
                                                          --------
      Total net assets ..............................     $795,188
                                                          ========
NET ASSETS:
   Contracts in accumulation period (note 6) ........     $792,267
   Contracts in annuitization period (note 2 and
   note 6) ..........................................        2,921
                                                          --------
      Total net assets ..............................     $795,188
                                                          ========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

-----------------------------------------------------------------------------------------------------------------------------------
                                                         CONSERVATIVE      MODERATE       AGGRESSIVE      MONEY
                                                          ALLOCATION      ALLOCATION      ALLOCATION      MARKET           BOND
                                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ...................................   $  2,652,001    $  3,383,535    $   125,431    $ 1,776,705    $11,915,005
   Mortality and expense charges (note 3) ............       (870,927)     (1,879,849)      (178,415)    (1,237,036)    (3,128,151)
   Administrative charges ............................        (94,712)       (219,803)       (14,653)       (65,594)      (201,864)
                                                         ------------    ------------    -----------    -----------    -----------
   Net investment income (loss) ......................      1,686,362       1,283,883        (67,637)       474,075      8,584,990
                                                         ------------    ------------    -----------    -----------    -----------
REALIZED GAIN(LOSS) ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ........     (1,705,798)     (3,406,365)      (965,668)            --     (1,173,577)
   Realized gain distributions .......................        793,106       3,223,602        565,149             --             --
                                                         ------------    ------------    -----------    -----------    -----------
   Net realized gain(loss) on investments ............       (912,692)       (182,763)      (400,519)            --     (1,173,577)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: ....................    (18,093,019)    (63,427,464)    (7,520,528)            --     (3,961,326)
                                                         ------------    ------------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS.........................................   $(17,319,349)   $(62,326,344)   $(7,988,684)   $   474,075    $ 3,450,087
                                                         ============    ============    ===========    ===========    ===========

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     OPPENHEIMER     FRANKLIN
                                                           PIMCO         STRATEGIC       HIGH           HIGH        HIGH INCOME
                                                       TOTAL RETURN       INCOME        INCOME         INCOME        SECURITIES
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ...................................   $105,051       $ 114,702    $  5,765,866    $   566,580     $  39,636
   Mortality and expense charges (note 3) ............    (28,190)        (22,162)       (931,883)       (86,070)       (9,311)
   Administrative charges ............................     (2,773)         (2,659)        (52,564)       (10,328)       (1,169)
                                                         --------       ---------    ------------     ----------     ---------
   Net investment income (loss) ......................     74,088          89,881       4,781,419        470,182        29,156
                                                         --------       ---------    ------------     ----------     ---------
REALIZED GAIN(LOSS) ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ........    (25,965)        (21,600)     (4,067,180)    (1,579,332)      (23,704)
   Realized gain distributions .......................    132,003              --              --             --            --
                                                         --------       ---------    ------------     ----------     ---------
   Net realized gain(loss) on investments ............    106,038         (21,600)     (4,067,180)    (1,579,332)      (23,704)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: ....................     (7,799)       (300,521)    (13,645,539)    (4,883,602)     (432,486)
                                                         --------       ---------    ------------     ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ........................................   $172,327       $(232,240)   $(12,931,300)   $(5,992,752)    $(427,034)
                                                         ========       =========    ============    ===========     =========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              PIMCO                        FRANKLIN                     VAN KAMPEN
                                                             GLOBAL       DIVERSIFIED       INCOME        LARGE CAP     GROWTH AND
                                                              BOND           INCOME       SECURITIES        VALUE         INCOME
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ......................................  $   41,905    $ 12,583,708    $     48,299   $   7,563,368   $       --
   Mortality and expense charges (note 3) ...............     (13,968)     (3,657,050)        (19,917)     (3,957,834)     (13,519)
   Administrative charges ...............................      (1,452)       (231,439)         (2,229)       (290,309)      (1,602)
                                                           ----------    ------------    ------------   -------------   ----------
   Net investment income (loss) .........................      26,485       8,695,219          26,153       3,315,225      (15,121)
                                                           ----------    ------------    ------------   -------------   ----------
REALIZED GAIN(LOSS) ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ...........     (36,636)    (10,475,733)        (79,881)    (13,385,343)     (27,648)
   Realized gain distributions ..........................          --         309,358          19,349         309,247           --
                                                           ----------    ------------    ------------   -------------   ----------
   Net realized gain(loss) on investments ...............     (36,636)    (10,166,375)        (60,532)    (13,076,096)     (27,648)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: .......................     (84,039)    (45,714,077)     (1,028,006)   (134,747,419)    (594,420)
                                                           ----------    ------------    ------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ............................................  $  (94,190)   $(47,185,233)   $ (1,062,385)  $(144,508,290)  $ (637,189)
                                                           ==========    ============    ============   =============   ==========

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        VAN KAMPEN
                                                           OPPENHEIMER     LARGE CAP       MID CAP        MID CAP         MID CAP
                                                           MAIN STREET       GROWTH         VALUE          GROWTH          GROWTH
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ......................................  $       --    $  1,141,839    $  1,844,748   $      70,812   $       --
   Mortality and expense charges (note 3) ...............     (12,936)     (2,197,336)     (1,551,004)     (1,037,128)     (10,534)
   Administrative charges ...............................      (1,707)       (152,597)        (87,127)        (67,401)      (1,353)
                                                           ----------    ------------    ------------   -------------   ----------
   Net investment income (loss) .........................     (14,643)     (1,208,094)        206,617      (1,033,717)     (11,887)
                                                           ----------    ------------    ------------   -------------   ----------
REALIZED GAIN(LOSS) ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ...........     (43,720)       (802,811)    (10,639,911)     (8,713,329)     (32,913)
   Realized gain distributions ..........................         --          404,674         213,115       1,187,217           --
                                                           ----------    ------------    ------------   -------------   ----------
   Net realized gain(loss) on investments ...............     (43,720)       (398,137)    (10,426,796)     (7,526,112)     (32,913)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: .......................    (780,234)    (80,435,003)    (46,786,669)    (40,952,676)    (951,760)
                                                           ----------    ------------    ------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................  $ (838,597)   $(82,041,234)   $(57,006,848)  $ (49,512,505)  $ (996,560)
                                                           ==========    ============    ============   =============   ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          OPPENHEIMER
                                                            SMALL CAP     MAIN STREET    SMALL CAP       GLOBAL      INTERNATIONAL
                                                              VALUE        SMALL CAP       GROWTH      SECURITIES       STOCK
                                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ......................................  $   24,611    $       --    $       143   $   1,282,825   $   1,652,205
   Mortality and expense charges (note 3) ...............     (23,644)       (7,985)       (16,768)       (302,493)       (946,941)
   Administrative charges ...............................      (2,368)       (1,062)        (1,156)        (17,339)        (53,179)
                                                           ----------    ----------    -----------   -------------   -------------
   Net investment income (loss) .........................      (1,401)       (9,047)       (17,781)        962,993         652,085
                                                           ----------    ----------    -----------   -------------   -------------
REALIZED GAIN(LOSS) ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ...........    (111,719)      (18,529)      (312,662)     (3,294,014)     (5,351,491)
   Realized gain distributions ..........................         416            --            201         410,824       4,024,591
                                                           ----------    ----------    -----------   -------------   -------------
   Net realized gain(loss) on investments ...............    (111,303)      (18,529)      (312,461)     (2,883,190)     (1,326,900)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: .......................    (594,754)     (560,864)      (590,981)    (10,550,340)    (38,399,228)
                                                           ----------    ----------    -----------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................  $ (707,458)   $ (588,440)   $  (921,223)  $ (12,470,537)  $ (39,074,043)
                                                           ==========    ==========    ===========   =============   =============

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FRANKLIN
                                                        OPPENHEIMER       FRANKLIN      T. ROWE PRICE   DEVELOPING       PIMCO
                                                       INTERNATIONAL  MUTUAL DISCOVERY  INTERNATIONAL    MARKETS       COMMODITY
                                                          GROWTH         SECURITIES         STOCK       SECURITIES    REAL RETURN
                                                        SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income .................................    $       --      $   34,223     $     277,362   $     78,123   $     35,207
   Mortality and expense charges (note 3) ..........       (11,958)         (8,378)         (196,156)       (36,220)        (4,589)
   Administrative charges ..........................        (1,500)           (875)          (23,539)        (4,346)          (501)
                                                        ----------      ----------     -------------   ------------   ------------
   Net investment income (loss) ....................       (13,458)         24,970            57,667         37,557         30,117
                                                        ----------      ----------     -------------   ------------   ------------
REALIZED GAIN(LOSS) ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ......       (34,651)        (30,892)           54,948        215,180       (232,995)
   Realized gain distributions .....................            --          56,990           535,596        585,588          9,965
                                                        ----------      ----------     -------------   ------------   ------------
   Net realized gain(loss) on investments ..........       (34,651)         26,098           590,544        800,768       (223,030)
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: ..................      (861,156)       (411,024)      (10,062,732)    (2,851,693)      (418,015)
                                                        ----------      ----------     -------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .................................    $ (909,265)     $ (359,956)    $  (9,414,521)  $ (2,013,368)  $   (610,928)
                                                        ==========      ==========     =============   ============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008 (CONTINUED)

---------------------------------------------------------------------------
                                                                   AIM
                                                                  GLOBAL
                                                                REAL ESTATE
                                                                SUBACCOUNT
---------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ......................................       $    57,411
   Mortality and expense charges (note 3) ...............            (3,940)
   Administrative charges ...............................              (440)
                                                                -----------
   Net investment income (loss) .........................            53,031
                                                                -----------
REALIZED GAIN(LOSS)ON INVESTMENTS:
   Realized gain(loss) on sale of fund shares ...........           (63,555)
   Realized gain distributions ..........................            89,511
                                                                -----------
   Net realized gain(loss) on investments ...............            25,956
NET CHANGE IN UNREALIZED APPRECIATION OR
   (DEPRECIATION) ON INVESTMENTS: .......................          (423,582)
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................       $  (344,595)
                                                                ===========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------
                                                       CONSERVATIVE ALLOCATION SUBACCOUNT     MODERATE ALLOCATION SUBACCOUNT
                                                         YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2008  DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) ..................        $  1,686,362       $   715,441        $  1,283,883       $  1,431,941
  Net realized gain (loss) on investments .......            (912,692)           86,262            (182,763)           515,329
  Net change in unrealized appreciation or
    (depreciation) on investments ...............         (18,093,019)         (712,319)        (63,427,464)        (1,764,792)
                                                         ------------       -----------        ------------       ------------
    Net increase(decrease) in net assets from
       operations ...............................         (17,319,349)           89,384         (62,326,344)           182,478
                                                         ------------       -----------        ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........          19,420,052        17,538,880          37,304,462         70,529,446
  Transfers between subaccounts (including
    fixed accounts), net ........................          47,352,643        29,445,080          57,880,977         64,523,856
  Transfers for contract benefits and
    terminations ................................         (10,600,382)       (1,998,335)        (16,423,469)        (5,663,931)
  Contract charges and fees .....................            (261,705)          (23,802)           (774,972)          (125,246)
  Adjustments to net assets allocated to
     contracts in payout period .................                  --                --             (38,515)            (1,008)
                                                         ------------       -----------        ------------       ------------
    Net increase (decrease) in net assets
       from contract transactions ...............          55,910,608        44,961,823          77,948,483        129,263,117
                                                         ------------       -----------        ------------       ------------
  Total increase (decrease) in net assets .......          38,591,259        45,051,207          15,622,139        129,445,595
NET ASSETS:
  Beginning of period ...........................          46,303,672         1,252,465         137,498,274          8,052,679
                                                         ------------       -----------        ------------       ------------
  End of period .................................        $ 84,894,931       $46,303,672        $153,120,413       $137,498,274
                                                         ============       ===========        ============       ============

--------------------------------------------------------------------------------------------------------------------------------
                                                        AGGRESSIVE ALLOCATION SUBACCOUNT          MONEY MARKET SUBACCOUNT
                                                         YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2008  DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) ..................         $   (67,637)       $   52,143        $    474,075       $  3,228,952
  Net realized gain (loss) on investments .......            (400,519)          137,721                  --                 --
  Net change in unrealized appreciation or
    (depreciation) on investments ...............          (7,520,528)         (166,771)                 --                 --
                                                          -----------        ----------        ------------       ------------
    Net increase(decrease) in net assets from
       operations ...............................          (7,988,684)           23,093             474,075          3,228,952
                                                          -----------        ----------        ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........           3,267,713         2,794,028           5,095,556          7,602,609
  Transfers between subaccounts (including
    fixed accounts), net ........................           9,466,322         6,489,239          78,557,694         45,469,706
  Transfers for contract benefits and
    terminations ................................          (1,524,196)         (241,675)        (40,378,738)       (48,561,051)
  Contract charges and fees .....................             (30,328)           (5,553)           (314,726)          (139,591)
  Adjustments to net assets allocated to
    contracts in payout period ..................                (447)               --                  64                 61
                                                          -----------        ----------        ------------       ------------
    Net increase (decrease) in net assets
       from contract transactions ...............          11,179,064         9,036,039          42,959,850          4,371,734
                                                          -----------        ----------        ------------       ------------
  Total increase (decrease) in net assets........           3,190,380         9,059,132          43,433,925          7,600,686
NET ASSETS:
  Beginning of period ...........................           9,818,730           759,598          96,573,908         88,973,222
                                                          -----------        ----------        ------------       ------------
  End of period .................................         $13,009,110        $9,818,730        $140,007,833       $ 96,573,908
                                                          ===========        ==========        ============       ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                                        BOND SUBACCOUNT                          PIMCO TOTAL RETURN SUBACCOUNT
                                                           YEAR ENDED          YEAR ENDED                  YEAR ENDED
                                                       DECEMBER 31, 2008    DECEMBER 31, 2007          DECEMBER 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) ..................        $  8,584,990         $  8,025,332                $   74,088
  Net realized gain (loss) on investments .......          (1,173,577)            (775,586)                  106,038
  Net change in unrealized appreciation or
    (depreciation) on investments ...............          (3,961,326)           3,320,192                    (7,799)
                                                         ------------         ------------                ----------
     Net increase(decrease) in net assets from
       operations ...............................           3,450,087           10,569,938                   172,327
                                                         ------------         ------------                ----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........           9,337,231           18,884,725                 1,984,636
  Transfers between subaccounts (including fixed
    accounts), net ..............................         (26,659,321)           8,937,485                 6,397,377
  Transfers for contract benefits and
    terminations ................................         (41,396,339)         (40,293,074)                 (853,712)
  Contract charges and fees .....................            (680,579)            (460,019)                  (40,620)
  Adjustments to net assets allocated to contracts
    in payout period ............................               1,858                1,853                        --
                                                         ------------         ------------                ----------
     Net increase (decrease) in net assets from
       contract transactions ....................         (59,397,150)         (12,929,030)                7,487,681
                                                         ------------         ------------                ----------
  Total increase (decrease) in net assets .......         (55,947,063)          (2,359,092)                7,660,008
NET ASSETS:
  Beginning of period ...........................         287,580,931          289,940,023                        --
                                                         ------------         ------------                ----------
  End of period .................................        $231,633,868         $287,580,931                $7,660,008
                                                         ============         ============                ==========

--------------------------------------------------------------------------------------------------------------------------------
                                                          STRATEGIC INCOME SUBACCOUNT             HIGH INCOME SUBACCOUNT
                                                         YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2008  DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) ..................          $   89,881        $   78,401        $  4,781,419       $  6,487,197
  Net realized gain (loss) on investments .......             (21,600)           12,212          (4,067,180)           462,979
  Net change in unrealized appreciation or
    (depreciation) on investments ...............            (300,521)          (40,393)        (13,645,539)        (6,088,395)
                                                           ----------        ----------        ------------       ------------
     Net increase(decrease) in net assets from
       operations ...............................            (232,240)           50,220         (12,931,300)           861,781
                                                           ----------        ----------        ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........                  --                --           2,255,130          4,686,944
  Transfers between subaccounts (including
    fixed accounts), net ........................             (45,449)          (54,220)        (17,910,910)         2,412,376
  Transfers for contract benefits and
    terminations ................................            (334,500)         (359,788)        (10,747,236)       (11,636,010)
  Contract charges and fees .....................              (1,387)           (1,944)           (203,892)          (153,436)
  Adjustments to net assets allocated to
    contracts in payout period ..................                 110                74                 588                189
                                                           ----------        ----------        ------------       ------------
     Net increase (decrease) in net assets from
       contract transactions ....................            (381,226)         (415,878)        (26,606,320)        (4,689,937)
                                                           ----------        ----------        ------------       ------------
  Total increase (decrease) in net assets .......            (613,466)         (365,658)        (39,537,620)        (3,828,156)
NET ASSETS:
  Beginning of period ...........................           2,019,950         2,385,608          96,968,479        100,796,635
                                                           ----------        ----------        ------------       ------------
  End of period .................................          $1,406,484        $2,019,950        $ 57,430,859       $ 96,968,479
                                                           ==========        ==========        ============       ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                   OPPENHEIMER HIGH                 FRANKLIN HIGH INCOME
                                                                   INCOME SUBACCOUNT                SECURITIES SUBACCOUNT
                                                             YEAR ENDED           YEAR ENDED             YEAR ENDED
                                                          DECEMBER 31, 2008    DECEMBER 31, 2007      DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..........................    $   470,182           $   861,470             $   29,156
  Net realized gain (loss) on investments...............     (1,579,332)             (904,502)               (23,704)
  Net change in unrealized appreciation or
    (depreciation) on investments ......................     (4,883,602)              (37,209)              (432,486)
                                                            -----------           -----------             ----------
    Net increase(decrease) in net assets from
      operations .......................................     (5,992,752)              (80,241)              (427,034)
                                                            -----------           -----------             ----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...............             --                    --              1,521,497
  Transfers between subaccounts (including fixed
    accounts), net .....................................       (722,635)             (634,535)             1,225,793
  Transfers for contract benefits and terminations .....     (2,101,316)           (5,050,500)               (69,703)
  Contract charges and fees ............................         (4,177)               (7,467)                (2,504)
  Adjustments to net assets allocated to contracts in
    payout period ......................................            428                  (605)                    --
                                                            -----------           -----------             ----------
    Net increase (decrease) in net assets from
      contract transactions ............................     (2,827,700)           (5,693,107)             2,675,083
                                                            -----------           -----------             ----------
  Total increase (decrease) in net assets ..............     (8,820,452)           (5,773,348)             2,248,049
NET ASSETS:
  Beginning of period ..................................     10,225,011            15,998,359                     --
                                                            -----------           -----------             ----------
  End of period ........................................    $ 1,404,559           $10,225,011             $2,248,049
                                                            ===========           ===========             ==========

-----------------------------------------------------------------------------------------------------------------------
                                                           PIMCO GLOBAL BOND
                                                              SUBACCOUNT             DIVERSIFIED INCOME SUBACCOUNT
                                                              YEAR ENDED             YEAR ENDED          YEAR ENDED
                                                           DECEMBER 31, 2008     DECEMBER 31, 2008    DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........................      $   26,485           $   8,695,219        $ 10,572,108
  Net realized gain (loss) on investments ..............         (36,636)            (10,166,375)         14,273,557
  Net change in unrealized appreciation or
    (depreciation) on investments ......................         (84,039)            (45,714,077)        (19,354,947)
                                                              ----------           -------------        ------------
    Net increase(decrease) in net assets from
      operations .......................................         (94,190)            (47,185,233)          5,490,718
                                                              ----------           -------------        ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...............       1,402,333               6,779,594          16,739,127
  Transfers between subaccounts (including fixed
    accounts), net .....................................       2,255,556             (40,075,613)        (16,137,408)
  Transfers for contract benefits and terminations .....        (289,480)            (58,942,114)        (79,049,252)
  Contract charges and fees ............................          (6,420)               (528,988)           (618,302)
  Adjustments to net assets allocated to contracts in
    payout period ......................................              --                   5,919                 674
                                                              ----------           -------------        ------------
    Net increase (decrease) in net assets from
      contract transactions ............................       3,361,989             (92,761,202)        (79,065,161)
                                                              ----------           -------------        ------------
  Total increase (decrease) in net assets ..............       3,267,799            (139,946,435)        (73,574,443)
NET ASSETS:
  Beginning of period ..................................             --              376,926,470         450,500,913
                                                              ----------           -------------        ------------
  End of period ........................................      $3,267,799           $ 236,980,035        $376,926,470
                                                              ==========           =============        ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                          FRANKLIN INCOME SECURITIES
                                                                SUBACCOUNT                LARGE CAP VALUE SUBACCOUNT
                                                                YEAR ENDED               YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2008        DECEMBER 31, 2008   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........................       $    26,153              $   3,315,225       $  2,514,078
  Net realized gain (loss) on investments ..............           (60,532)               (13,076,096)        68,281,477
  Net change in unrealized appreciation or
    (depreciation) on investments ......................        (1,028,006)              (134,747,419)       (70,978,251)
                                                               -----------              -------------       ------------
    Net increase(decrease) in net assets from
      operations .......................................        (1,062,385)              (144,508,290)          (182,696)
                                                               -----------              -------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...............         2,034,527                  7,766,330         20,308,229
  Transfers between subaccounts (including fixed
    accounts), net .....................................         3,391,795                (39,121,098)       (25,526,895)
  Transfers for contract benefits and terminations .....          (154,344)               (56,971,180)       (85,366,210)
  Contract charges and fees ............................            (3,920)                  (668,216)          (629,987)
  Adjustments to net assets allocated to contracts in
    payout period ......................................            (3,566)                     2,964              8,924
                                                               -----------              -------------       ------------
    Net increase (decrease) in net assets from contract
      transactions .....................................         5,264,492                (88,991,200)       (91,205,939)
                                                               -----------              -------------       ------------
  Total increase (decrease) in net assets ..............         4,202,107               (233,499,490)       (91,388,635)
NET ASSETS:
  Beginning of period ..................................                --                446,309,979        537,698,614
                                                               -----------              -------------       ------------
  End of period ........................................       $ 4,202,107              $ 212,810,489       $446,309,979
                                                               ===========              =============       ============

----------------------------------------------------------------------------------------------------------------------
                                                         VAN KAMPEN GROWTH AND              OPPENHEIMER MAIN STREET
                                                           INCOME SUBACCOUNT                      SUBACCOUNT
                                                               YEAR ENDED                         YEAR ENDED
                                                           DECEMBER 31, 2008                   DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................      $  (15,121)                          $  (14,643)
  Net realized gain (loss) on investments .............         (27,648)                             (43,720)
  Net change in unrealized appreciation or
    (depreciation) on investments .....................        (594,420)                            (780,234)
                                                             ----------                           ----------
    Net increase(decrease) in net assets from
      operations ......................................        (637,189)                            (838,597)
                                                             ----------                           ----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..............       2,266,025                            2,052,067
  Transfers between subaccounts (including fixed
    accounts), net ....................................       2,094,465                            2,171,518
  Transfers for contract benefits and terminations ....         (96,198)                             (95,035)
  Contract charges and fees ...........................          (2,962)                              (2,385)
  Adjustments to net assets allocated to contracts in
    payout period .....................................              21                                   --
                                                             ----------                           ----------
    Net increase (decrease) in net assets from
      contract transactions ...........................       4,261,351                            4,126,165
                                                             ----------                           ----------
  Total increase (decrease) in net assets .............       3,624,162                            3,287,568
NET ASSETS:
  Beginning of period .................................              --                                   --
                                                             ----------                           ----------
  End of period .......................................      $3,624,162                           $3,287,568
                                                             ==========                           ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                              LARGE CAP GROWTH SUBACCOUNT            MID CAP VALUE SUBACCOUNT
                                                            YEAR ENDED           YEAR ENDED      YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31, 2008 DECEMBER 31, 2007  DECEMBER 31, 2008 DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .........................   $  (1,208,094)   $ (2,340,568)       $    206,617       $   (611,120)
  Net realized gain (loss) on investments ..............        (398,137)     15,575,191         (10,426,796)        29,663,487
  Net change in unrealized appreciation or
    (depreciation) on investments ......................     (80,435,003)     12,818,891         (46,786,669)       (29,506,103)
                                                           -------------    ------------        ------------       ------------
    Net increase(decrease) in net assets
      from operations ..................................     (82,041,234)     26,053,514         (57,006,848)          (453,736)
                                                           -------------    ------------        ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...............       5,022,592      12,262,873           3,137,032          9,039,750
  Transfers between subaccounts (including
    fixed accounts), net ...............................     (18,668,867)     (7,704,766)        (23,947,600)        (6,054,161)
  Transfers for contract benefits and
    terminations .......................................     (26,869,352)    (37,426,152)        (18,484,312)       (25,154,735)
  Contract charges and fees ............................        (348,424)       (303,663)           (286,980)          (277,865)
  Adjustments to net assets allocated to
    contracts in payout period .........................           1,922            (564)              1,086              1,412
                                                           -------------    ------------        ------------       ------------
    Net increase (decrease) in net assets
      from contract transactions .......................     (40,862,129)    (33,172,272)        (39,580,774)       (22,445,599)
                                                           -------------    ------------        ------------       ------------
  Total increase (decrease) in net assets ..............    (122,903,363)     (7,118,758)        (96,587,622)       (22,899,335)
NET ASSETS:
  Beginning of period ..................................     243,091,677     250,210,435         176,648,234        199,547,569
                                                           -------------    ------------        ------------       ------------
  End of period ........................................   $ 120,188,314    $243,091,677        $ 80,060,612       $176,648,234
                                                           =============    ============        ============       ============

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    VAN KAMPEN MID CAP GROWTH
                                                               MID CAP GROWTH SUBACCOUNT               SUBACCOUNT
                                                            YEAR ENDED             YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31, 2008      DECEMBER 31, 2007   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .........................   $ (1,033,717)           $ (1,665,597)       $  (11,887)
  Net realized gain (loss) on investments ..............     (7,526,112)             14,666,646           (32,913)
  Net change in unrealized appreciation or
    (depreciation) on investments ......................    (40,952,676)             (3,346,887)         (951,760)
                                                           ------------            ------------        ----------
    Net increase(decrease) in net assets
      from operations ..................................    (49,512,505)              9,654,162          (996,560)
                                                           ------------            ------------        ----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...............      2,092,000               5,324,896         1,945,661
  Transfers between subaccounts (including
    fixed accounts), net ...............................    (12,791,437)             (6,538,450)        1,530,645
  Transfers for contract benefits and
    terminations .......................................    (10,987,240)            (18,194,286)          (70,368)
  Contract charges and fees ............................       (168,545)               (182,050)           (2,842)
  Adjustments to net assets allocated to
    contracts in payout period .........................            500                  (3,005)           (3,204)
                                                           ------------            ------------        ----------
    Net increase (decrease) in net assets
      from contract transactions .......................    (21,854,722)            (19,592,895)        3,399,892
                                                           ------------            ------------        ----------
  Total increase (decrease) in net assets ..............    (71,367,227)             (9,938,733)        2,403,332
NET ASSETS:
  Beginning of period ..................................    119,824,517             129,763,250                --
                                                           ------------            ------------        ----------
  End of period ........................................   $ 48,457,290            $119,824,517        $2,403,332
                                                           ============            ============        ==========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------
                                                                                            OPPENHEIMER MAIN
                                                                                            STREET SMALL CAP
                                                            SMALL CAP VALUE SUBACCOUNT         SUBACCOUNT
                                                          YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ....................     $   (1,401)        $    6,468         $   (9,047)
   Net realized gain (loss) on investments .........       (111,303)             9,823            (18,529)
   Net change in unrealized appreciation or
      (depreciation) on investments ................       (594,754)           (64,524)          (560,864)
                                                         ----------         ----------         ----------
      Net increase(decrease) in net assets from
         operations ................................       (707,458)           (48,233)          (588,440)
                                                         ----------         ----------         ----------
CONTRACT TRANSACTIONS:
   Payments received from contract owners ..........        778,006            363,704          1,451,770
   Transfers between subaccounts (including
      fixed accounts), net .........................      1,541,884            828,644          1,131,460
   Transfers for contract benefits and
      terminations .................................       (120,131)           (60,320)           (54,640)
   Contract charges and fees .......................         (5,298)              (206)            (1,896)
   Adjustments to net assets allocated to
      contracts in payout period ...................             --                 --                 --
                                                         ----------         ----------         ----------
      Net increase (decrease) in net assets from
         contract transactions .....................      2,194,461          1,131,822          2,526,694
                                                         ----------         ----------         ----------
   Total increase (decrease) in net assets .........      1,487,003          1,083,589          1,938,254
NET ASSETS:
   Beginning of period .............................      1,083,589                 --                 --
                                                         ----------         ----------         ----------
   End of period ...................................     $2,570,592         $1,083,589         $1,938,254
                                                         ==========         ==========         ==========

--------------------------------------------------------------------------------------------------------------------------------
                                                           SMALL CAP GROWTH SUBACCOUNT          GLOBAL SECURITIES SUBACCOUNT
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2008  DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .....................     $   (17,781)       $   (3,063)        $   962,993        $   283,550
  Net realized gain (loss) on investments ..........        (312,461)            5,950          (2,883,190)        12,450,358
  Net change in unrealized appreciation or
     (depreciation) on investments .................        (590,981)           (4,023)        (10,550,340)       (11,190,437)
                                                         -----------        ----------         -----------        -----------
      Net increase(decrease) in net assets from
         operations ................................        (921,223)           (1,136)        (12,470,537)         1,543,471
                                                         -----------        ----------         -----------        -----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...........         192,778           277,355           1,237,098          2,519,120
  Transfers between subaccounts (including
      fixed accounts), net .........................         953,307           754,274          (3,996,359)           625,867
  Transfers for contract benefits and
      terminations .................................         (93,170)          (23,473)         (3,098,420)        (3,234,235)
  Contract charges and fees ........................          (2,840)              (85)            (75,996)           (60,490)
  Adjustments to net assets allocated to
      contracts in payout period ...................              --                --                 356               (844)
                                                         -----------        ----------         -----------        -----------
      Net increase (decrease) in net assets from
         contract transactions .....................       1,050,075         1,008,071          (5,933,321)          (150,582)
                                                         -----------        ----------         -----------        -----------
  Total increase (decrease) in net assets ..........         128,852         1,006,935         (18,403,858)         1,392,889
NET ASSETS:
  Beginning of period ..............................       1,006,935                --          35,651,637         34,258,748
                                                         -----------        ----------         -----------        -----------
  End of period ....................................     $ 1,135,787        $1,006,935         $17,247,779        $35,651,637
                                                         ===========        ==========         ===========        ===========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                                                                             OPPENHEIMER INTERNATIONAL
                                                          INTERNATIONAL STOCK SUBACCOUNT         GROWTH SUBACCOUNT
                                                          YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                      DECEMBER 31, 2008   DECEMBER 31, 2007      DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .....................    $    652,085        $  1,007,614             $  (13,458)
  Net realized gain (loss) on investments ..........      (1,326,900)         15,336,951                (34,651)
  Net change in unrealized appreciation or
      (depreciation) on investments ................     (38,399,228)         (6,570,132)              (861,156)
                                                        ------------        ------------             ----------
      Net increase(decrease) in net assets
         from operations ...........................     (39,074,043)          9,774,433               (909,265)
                                                        ------------        ------------             ----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...........       3,766,070           7,187,380              2,160,802
  Transfers between subaccounts (including
      fixed accounts), net. ........................     (13,164,118)          7,854,617              1,765,013
  Transfers for contract benefits and
      terminations .................................     (10,034,568)        (11,732,874)               (89,063)
  Contract charges and fees ........................        (176,258)           (148,181)                (3,316)
  Adjustments to net assets allocated to
      contracts in payout period ...................             637                 794                     --
                                                        ------------        ------------             ----------
      Net increase (decrease) in net assets
         from contract transactions ................     (19,608,237)          3,161,736              3,833,436
                                                        ------------        ------------             ----------
  Total increase (decrease) in net assets ..........     (58,682,280)         12,936,169              2,924,171
NET ASSETS:
  Beginning of period ..............................     109,453,627          96,517,458                     --
                                                        ------------        ------------             ----------
  End of period ....................................    $ 50,771,347        $109,453,627             $2,924,171
                                                        ============        ============             ==========

------------------------------------------------------------------------------------------------------------------------
                                                      FRANKLIN MUTUAL DISCOVERY         T. ROWE PRICE INTERNATIONAL
                                                        SECURITIES SUBACCOUNT                STOCK SUBACCOUNT
                                                              YEAR ENDED               YEAR ENDED          YEAR ENDED
                                                          DECEMBER 31, 2008        DECEMBER 31, 2008   DECEMBER 31, 2007
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .....................         $   24,970               $    57,667         $  (32,8861)
  Net realized gain (loss) on investments ..........             26,098                   590,544           4,494,571
  Net change in unrealized appreciation or
      (depreciation) on investments ................           (411,024)              (10,062,732)         (1,824,866)
                                                             ----------               -----------         -----------
      Net increase(decrease) in net assets
         from operations ...........................           (359,956)               (9,414,521)          2,636,819
                                                             ----------               -----------         -----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...........            898,183                        --                  --
  Transfers between subaccounts (including
      fixed accounts), net .........................          1,314,996                  (769,246)         (1,103,764)
  Transfers for contract benefits and
      terminations .................................            (63,624)               (3,208,790)         (5,382,258)
  Contract charges and fees ........................             (2,197)                  (12,042)            (16,535)
  Adjustments to net assets allocated to
      contracts in
      payout period ................................             (4,082)                      258              (1,318)
                                                             ----------               -----------         -----------
      Net increase (decrease) in net assets
         from contract transactions ................          2,143,276                (3,989,820)         (6,503,875)
                                                             ----------               -----------         -----------
  Total increase (decrease) in net assets ..........          1,783,320               (13,404,341)         (3,867,056)
NET ASSETS:
  Beginning of period ..............................                 --                21,940,238          25,807,294
                                                             ----------               -----------         -----------
  End of period. ...................................         $1,783,320               $ 8,535,897         $21,940,238
                                                             ==========               ===========         ===========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
                                                           FRANKLIN DEVELOPING MARKETS      PIMCO COMMODITY REAL
                                                              SECURITIES SUBACCOUNT          RETURN SUBACCOUNT
                                                          YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31, 2008  DECEMBER 31, 2007   DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .....................     $    37,557         $   38,025          $   30,117
  Net realized gain (loss) on investments. .........         800,768            920,001            (223,030)
  Net change in unrealized appreciation or
      (depreciation) on investments ................      (2,851,693)            74,580            (418,015)
                                                         -----------         ----------          ----------
      Net increase(decrease) in net assets
         from operations ...........................      (2,013,368)         1,032,606            (610,928)
                                                         -----------         ----------          ----------
CONTRACT TRANSACTIONS:
    Payments received from contract owners .........              --                 --             640,262
    Transfers between subaccounts (including
      fixed accounts), net .........................        (134,402)          (270,188)          1,058,332
    Transfers for contract benefits and
      terminations .................................        (547,604)          (774,254)            (29,908)
    Contract charges and fees                                 (1,875)            (3,408)               (618)
    Adjustments to net assets allocated to
      contracts in payout period ...................              --                 --                  --
                                                         -----------         ----------          ----------
      Net increase (decrease) in net assets
         from contract transactions ................        (683,881)        (1,047,850)          1,668,068
                                                         -----------         ----------          ----------
    Total increase (decrease) in net assets ........      (2,697,249)           (15,244)          1,057,140
NET ASSETS:
    Beginning of period ............................       4,277,565          4,292,809                  --
                                                         -----------         ----------          ----------
    End of period ..................................     $ 1,580,316         $4,277,565          $1,057,140
                                                         ===========         ==========          ==========

-----------------------------------------------------------------------------
                                                       AIM GLOBAL REAL ESTATE
                                                             SUBACCOUNT
                                                             YEAR ENDED
                                                          DECEMBER 31, 2008
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss) .....................          $  53,031
  Net realized gain (loss) on investments ..........             25,956
  Net change in unrealized appreciation or
      (depreciation) on investments ................           (423,582)
                                                              ---------
      Net increase(decrease) in net assets
      from operations ..............................           (344,595)
                                                              ---------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ...........            525,809
  Transfers between subaccounts (including
      fixed accounts), net .........................            633,361
  Transfers for contract benefits and
      terminations .................................            (15,184)
  Contract charges and fees ........................               (648)
  Adjustments to net assets allocated to
      contracts in payout period ...................             (3,555)
                                                              ---------
      Net increase (decrease) in net assets
         from contract transactions ................          1,139,783
                                                              ---------
  Total increase (decrease) in net assets ..........            795,188
NET ASSETS:
  Beginning of period ..............................                 --
                                                              ---------
  End of period ....................................          $ 795,188
                                                              =========

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CUNA Mutual Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Insurance Society (CMIS or the Company), a mutual life insurance company, to receive and invest net premiums paid by the policyholders to CMIS under variable annuity policies issued by CMIS (Contracts).

    Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account are attributable to the Contracts and are segregated and may not be used to satisfy other liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

    The Variable Account currently includes four variable annuity products:
    MEMBERS Variable Annuity, MEMBERS Variable Annuity II, MEMBERS Choice Variable Annuity and MEMBERS Variable Annuity III.

    The accompanying financial statements include only the Contract owner deposits applicable to the variable portions of the Contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

    The Variable Account currently is divided into thirty one subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio, e.g., Ultra Series Fund (Class Z shares),
    T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, AIM Variable Insurance Funds, PIMCO Variable Insurance Trust, Van Kampen Life Investment Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The net investment income, and realized and unrealized gains and losses, from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    The Variable Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, AIM Variable Insurance Funds, PIMCO Variable Insurance Trust, and Van Kampen Life Investment Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    Ultra Series Fund currently has fifteen funds available as investment options under the Contracts. Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have four funds available as investment options under the Contracts. PIMCO Variable Insurance Trust has three funds available under the Contract and Van Kampen Life Investment Trust has two funds available under the Contracts. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), and AIM Variable Insurance Funds each have one fund available as an investment option under the Contracts. The T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the Contracts. These fund companies may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    MEMBERS Capital Advisors, Inc., a wholly owned subsidiary of the Company, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.

    Invesco Aim Advisors, Inc. serves as the investment adviser to the AIM Variable Insurance Funds and manages its assets in accordance with general policies and guidelines established by the board of the AIM Variable Insurance Funds.

    Franklin Advisors, Inc. and Franklin Mutual Advisers LLC serve as investment advisers to the Franklin Templeton Variable Insurance Products Trust and each manages its assets in accordance with general policies and guidelines established by the board of the Franklin Templeton Variable Insurance Products Trust.

    Massachusetts Financial Services Company serves as the investment adviser to the MFS(R) Variable Insurance Trust(SM) and manages its assets in accordance with general policies and guidelines established by the board of MFS(R) Variable Insurance Trust(SM).

    OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer Variable Account Funds and the Panorama Series Funds, Inc., and manages their assets in accordance with general policies and guidelines established by the board of the Oppenheimer Variable Account Funds or the Panorama Series Funds, Inc., as applicable.

    Pacific Investment Management Company LLC serves as the investment adviser to the PIMCO Variable Insurance Trust and manages its assets in accordance with general policies and guidelines established by the board of the PIMCO Variable Insurance Trust.

    T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of
    T. Rowe Price International Series, Inc.

    Van Kampen Asset Management serves as the investment adviser to the Van Kampen Life Investment Trust and manages its assets in accordance with general policies and guidelines established by the board of the Van Kampen Life Investment Trust.

    Each of these investment advisors may have retained one or more investment sub-advisors to manage some or all of a fund's portfolio.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation

    Investments in shares of the funds are stated at fair market value of the funds, which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

    Federal Income Taxes

    The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Variable Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    In September 2008, the Company determined that the assets of the Ultra Series Money Market Fund (the Fund) failed the diversification tests set forth in Section 817(h) of the IRC. The Company undertook corrective actions to adequately diversify the Fund's assets and satisfy the IRC 817(h) requirements effective September 30, 2008. Furthermore, the Company intends to file a closing agreement with the Internal Revenue Service in accordance with published procedures which will serve to resolve the issue for all Federal income tax purposes for the Company and its affected policyholders. It is expected that a payment will be made by the Company to the IRS along with the closing agreement.

    Annuity Reserves

    Annuity reserves are computed for contracts in the payout stage according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

    Contract Charges

    SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

    For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

    Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    ANNUAL CONTRACT FEE. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity contracts. The Maximum Anniversary Value Death

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85.

    On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    Optional death benefit riders are also available on MEMBERS Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    LIVING BENEFIT RIDERS. Generally, for Guaranteed Minimum Withdrawal
    Benefit riders issued on and after October 30, 2006, the annual charge is 0.60% of the average monthly Contract Value for the prior contract year. The annual charge for Guaranteed Minimum Withdrawal riders issued prior to that date is 0.50% of the average monthly contract value. The annual charge for the Guaranteed Minimum Accumulation Benefit riders is 0.50% of the average monthly contract value for the prior contract year, subject to state availability. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    TRANSFER FEE. No charge is generally made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
    (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    Variable Account Charges

    MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15% to 1.25%. These expenses are included in the Mortality and Expense Charges on the accompanying Statement of Operations.

    ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge to compensate it for certain expenses it incurs in administration of MEMBERS Variable Annuity and MEMBERS Variable Annuity III contracts. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. These expenses are included in the Mortality and Expense Charges on the Statement of Operations.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) FAIR VALUE MEASUREMENT

     The Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (SFAS 157) effective January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. Adopting this statement did not have a material effect on our financial position, cash flows, or results of operations.

     The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with SFAS 157, we have categorized our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

       o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

       o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

       o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

    The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarized the Company's assets that are measured at fair value on a recurring basis as of December 31, 2008, along with a brief description of the valuation technique for each type of asset or liability.

--------------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                                LEVEL 1          TOTAL
--------------------------------------------------------------------------------
Investments in funds ........................    $1,500,108,322   $1,500,108,322
   Total assets .............................    $1,500,108,322   $1,500,108,322

    Summary of Valuation Techniques for Classes of Financial Assets

    LEVEL 1 MEASUREMENTS
    --------------------
    Investments in Funds: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) PURCHASE AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:

-------------------------------------------------------------------------------------------
                                                              PURCHASES           SALES
-------------------------------------------------------------------------------------------
Conservative Allocation Fund ............................   $ 71,060,360      $  12,622,593
Moderate Allocation Fund ................................     99,346,698         16,862,049
Aggressive Allocation Fund ..............................     16,203,467          4,523,021
Money Market Fund .......................................    110,880,161         67,410,187
Bond Fund ...............................................     30,602,719         81,449,747
PIMCO Total Return Fund .................................      9,552,292          1,850,464
Strategic Income Fund ...................................        116,264            408,241
High Income Fund ........................................      8,206,299         30,067,341
Oppenheimer High Income Fund ............................        535,890          2,903,984
Franklin High Income Securities Fund ....................      2,796,948             90,467
PIMCO Global Bond Fund ..................................      3,770,742            378,911
Diversified Income Fund .................................     18,620,738        102,516,974
Franklin Income Securities Fund .........................      5,618,895            304,510
Large Cap Value Fund ....................................     16,077,488        101,693,565
Van Kampen Growth & Income Fund .........................      4,403,788            154,151
Oppenheimer Main Street Fund ............................      4,283,614            168,818
Large Cap Growth Fund ...................................      9,769,045         51,563,838
Mid Cap Value Fund ......................................      5,303,185         44,562,155
Mid Cap Growth Fund .....................................      4,706,451         26,482,613
Van Kampen Mid Cap Growth Fund ..........................      3,470,561             80,030
Small Cap Value Fund ....................................      2,861,225            666,270
Oppenheimer Main Street Small Cap Fund ..................      2,586,801             67,230
Small Cap Growth Fund ...................................      2,019,507            986,782
Global Securities Fund ..................................      3,814,905          8,393,113
International Stock Fund ................................     11,690,795         26,679,696
Oppenheimer International Growth Fund ...................      3,917,020             94,118
Franklin Mutual Discovery Securities Fund ...............      2,352,919            125,772
T. Rowe Price International Stock Fund ..................        806,755          4,219,351
Franklin Developing Markets Securities Fund .............        670,121            734,010
PIMCO Commodity Real Return Fund ........................      2,249,032            539,994
AIM Global Real Estate II Fund ..........................      1,459,317            176,216

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the years ended December 31, 2008 and 2007 were as follows:

                                                        CONSERVATIVE     MODERATE     AGGRESSIVE       MONEY
                                                         ALLOCATION     ALLOCATION    ALLOCATION       MARKET           BOND
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                        ------------   ------------  ------------   ------------    ------------
Units outstanding at December 31, 2006 ..............       123,093        782,785      73,109         7,852,295      22,805,898
Units issued ........................................     4,846,692     13,535,247     952,653        11,900,045      23,359,128
Units redeemed ......................................      (438,892)    (1,166,733)    (94,070)      (11,430,690)    (23,728,762)
                                                         ----------     ----------   ---------       -----------     -----------
Units outstanding at December 31, 2007 ..............     4,530,893     13,151,299     931,692         8,321,650      22,436,264
Units issued ........................................     9,629,382     14,419,427   2,000,032        12,958,725      19,183,453
Units redeemed ......................................    (3,936,871)    (6,269,073)   (801,158)       (9,199,560)    (23,531,544)
                                                         ----------     ----------   ---------       -----------     -----------
Units outstanding at December 31, 2008 ..............    10,223,404     21,301,653   2,130,566        12,080,815      18,088,173
                                                         ==========     ==========   =========       ===========     ===========

                                                           PIMCO                                    OPPENHEIMER      FRANKLIN
                                                           TOTAL        STRATEGIC        HIGH           HIGH        HIGH INCOME
                                                           RETURN         INCOME        INCOME         INCOME        SECURITIES
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                        ------------   ------------  ------------   -----------     -----------
Units outstanding at December 31, 2006 ..............           --      147,883       7,597,617      1,089,316             --
Units issued ........................................           --            4       7,223,452             30             --
Units redeemed ......................................           --      (25,415)     (7,458,028)      (382,539)            --
                                                         ---------      -------      ----------      ---------        -------
Units outstanding at December 31, 2007 ..............           --      122,472       7,363,041        706,807             --
Units issued ........................................    1,073,270          206       5,431,479          1,110        340,441
Units redeemed ......................................     (306,987)     (24,358)     (7,584,981)      (245,730)       (38,463)
                                                         ---------      -------      ----------      ---------        -------
Units outstanding at December 31, 2008 ..............      766,283       98,320       5,209,539        462,187        301,978
                                                         =========      =======      ==========      =========        =======

                                                           PIMCO                       FRANKLIN                      VAN KAMPEN
                                                           GLOBAL       DIVERSIFIED     INCOME       LARGE CAP       GROWTH AND
                                                            BOND          INCOME      SECURITIES       VALUE           INCOME
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                        ------------   ------------  ------------   ------------    -----------
Units outstanding at December 31, 2006 ..............         --        31,068,125         --         32,479,502           --
Units issued ........................................         --        15,108,654         --         22,009,406           --
Units redeemed ......................................         --       (19,689,378)        --        (26,266,731)          --
                                                         -------       -----------   --------        -----------      -------
Units outstanding at December 31, 2007 ..............         --        26,487,401         --         28,222,177           --
Units issued ........................................    441,177        11,201,651    737,336         18,695,026      582,849
Units redeemed ......................................    (88,625)      (18,057,345)  (128,249)       (25,432,480)     (66,085)
                                                         -------       -----------   --------        -----------      -------
Units outstanding at December 31, 2008 ..............    352,552        19,631,707    609,087         21,484,723      516,764
                                                         =======       ===========   ========        ===========      =======

                                                                                                                    VAN KAMPEN
                                                        OPPENHEIMER      LARGE CAP    MID CAP         MID CAP        MID CAP
                                                        MAIN STREET       GROWTH       VALUE           GROWTH         GROWTH
                                                         SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                        -----------    -----------  ------------    ------------    ----------
Units outstanding at December 31, 2006 ..............          --        19,947,650   11,316,983      12,628,563           --
Units issued ........................................          --        15,886,333    8,711,526       8,279,723           --
Units redeemed ......................................          --       (17,662,570)  (9,658,627)     (9,840,060)          --
                                                          -------       -----------   ----------      ----------      -------
Units outstanding at December 31, 2007 ..............          --        18,171,413   10,369,882      11,068,226           --
Units issued ........................................     588,657        13,628,783    7,182,737       7,317,490      490,555
Units redeemed ......................................     (73,079)      (17,293,547)  (9,899,950)     (9,931,453)     (43,130)
                                                          -------       -----------   ----------      ----------      -------
Units outstanding at December 31, 2008 ..............     515,578        14,506,649    7,652,669       8,454,263      447,425
                                                          =======       ===========   ==========      ==========      =======

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                       OPPENHEIMER
                                                         SMALL CAP     MAIN STREET    SMALL CAP        GLOBAL       INTERNATIONAL
                                                           VALUE        SMALL CAP      GROWTH        SECURITIES        STOCK
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                        ------------   ------------  ------------   ------------    ------------
Units outstanding at December 31, 2006 ..............          --            --             --         2,254,279      5,772,358
Units issued ........................................     137,870            --        127,819         2,518,464      5,117,801
Units redeemed ......................................     (17,188)           --        (23,142)       (2,501,187)    (4,861,781)
                                                         --------       -------       --------        ----------     ----------
Units outstanding at December 31, 2007 ..............     120,682            --        104,677         2,271,556      6,028,378
Units issued ........................................     475,028       330,650        330,135         2,199,413      4,188,692
Units redeemed ......................................    (206,437)      (30,062)      (223,513)       (2,645,239)    (5,555,881)
                                                         --------       -------       --------        ----------     ----------
Units outstanding at December 31, 2008 ..............     389,273       300,588        211,299         1,825,730      4,661,189
                                                         ========       =======       ========        ==========     ==========

                                                                                                      FRANKLIN
                                                         OPPENHEIMER     FRANKLIN    T. ROWE PRICE   DEVELOPING        PIMCO
                                                        INTERNATIONAL     MUTUAL     INTERNATIONAL    MARKETS        COMMODITY
                                                           GROWTH       DISCOVERY       STOCK        SECURITIES      REAL RETURN
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                        -------------  ------------  -------------  ------------    ------------
Units outstanding at December 31, 2006 ..............         --             --       1,401,077       311,347               --
Units issued ........................................         --             --              22            --               --
Units redeemed ......................................         --             --        (332,509)      (67,086)              --
                                                         -------        -------       ---------       -------         --------
Units outstanding at December 31, 2007 ..............         --             --       1,068,590       244,261               --
Units issued ........................................    540,853        288,063             107            --          330,255
Units redeemed ......................................    (42,287)       (45,606)       (246,639)      (50,706)        (104,391)
                                                         -------        -------       ---------       -------         --------
Units outstanding at December 31, 2008 ..............    498,566        242,457         822,058       193,555          225,864
                                                         =======        =======       =========       =======         ========

                                                         AIM GLOBAL
                                                         REAL ESTATE
                                                         SUBACCOUNT
                                                        ------------
Units outstanding at December 31, 2006 ..............          --
Units issued ........................................          --
Units redeemed ......................................          --
                                                          -------
Units outstanding at December 31, 2007 ..............          --
Units issued ........................................     187,115
Units redeemed ......................................     (39,453)
                                                          -------
Units outstanding at December 31, 2008 ..............     147,662
                                                          =======

--------------
* This fund not available in this product type.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(7) FINANCIAL HIGHLIGHTS

    The table below provides per unit information of each subaccount.

-----------------------------------------------------------------------------------------------------------------------------------
                                    AT DECEMBER 31                                   FOR THE YEAR ENDED DECEMBER 31,
                      --------------------------------------------   --------------------------------------------------------------
                       UNITS        UNIT FAIR VALUE     NET ASSETS   INVESTMENT(1)    EXPENSE RATIO(2)         TOTAL RETURN(3)
                      (000's)      LOWEST TO HIGHEST      (000's)    INCOME RATIO    LOWEST TO HIGHEST        LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION SUBACCOUNT:
2008 ................  10,223       $8.15 to $7.97        $84,895        3.44%         1.15% to 1.80%        (18.82%) to (19.33%)
2007 ................   4,531      10.04* to 10.05*        46,304        4.92%         1.15% to 1.80%          0.40%* to 0.50%*
2006 ................     123           10.17***            1,252        1.56%              1.30%                   1.70%***

MODERATE ALLOCATION SUBACCOUNT:
2008 ................  21,302       $6.92 to $6.71       $153,120        2.05%         1.15% to 1.80%        (31.08%) to (31.46%)
2007 ................  13,151       10.04* to 9.61*       137,498        3.25%         1.15% to 1.80%          0.40%* to (3.90%)*
2006 ................     783           10.29***            8,053        2.41%              1.30%                   2.90%***

AGGRESSIVE ALLOCATION SUBACCOUNT:
2008 ................   2,131       $5.87 to $5.72        $13,009        0.81%         1.15% to 1.80%        (41.77%) to (42.16%)
2007 ................     932     10.08* to 10.00**         9,819        2.25%         1.15% to 1.80%          0.80%* to 0.00%**
2006 ................      73           10.39***              760        1.78%              1.30%                   3.90%***

MONEY MARKET SUBACCOUNT:
2008 ................  12,081      $11.24 to $10.00      $140,008        1.65%         1.15% to 1.80%          .54% to (0.10%)
2007 ................   8,322      11.18 to 10.00**        96,574        4.52%         1.15% to 1.80%          3.52% to 0.00%**
2006 ................   7,852       10.80 to 13.40         88,973        4.33%         1.15% to 1.40%           3.35% to 3.08%
2005 ................   6,419       10.45 to 13.00         71,365        2.74%         1.15% to 1.40%           1.65% to 1.33%
2004 ................   5,545       10.28 to 12.83         62,924        0.91%         1.15% to 1.40%         (0.29% to (0.47%)

BOND SUBACCOUNT:
2008 ................  18,088      $13.57 to $10.21      $231,634        4.49%         1.15% to 1.80%           1.72% to 1.09%
2007 ................  22,436       13.34 to 10.10*       287,581        4.02%         1.15% to 1.80%           3.81% to 1.00%*
2006 ................  22,806       12.85 to 16.63        289,940        4.62%         1.15% to 1.40%           2.80% to 2.59%
2005 ................  20,429       12.50 to 16.21        265,644        4.14%         1.15% to 1.40%           1.38% to 1.12%
2004 ................  18,801       12.33 to 16.03        252,712        4.09%         1.15% to 1.40%           2.15% to 1.91%

PIMCO TOTAL RETURN SUBACCOUNT:
2008 ................     766   $9.99**** to $9.96****     $7,660        2.91%         1.15% to 1.80%    (0.10%)**** to (0.40%)****

STRATEGIC INCOME SUBACCOUNT:(4)
2008 ................      98           $14.31             $1,406        6.57%              1.40%                  (13.22%)
2007 ................     122            16.49              2,020        4.98%              1.40%                    2.23%
2006 ................     148            16.13              2,386        5.69%              1.40%                    5.22%
2005 ................     209            15.33              3,202        7.09%              1.40%                    0.46%
2004 ................     282            15.26              4,308        5.53%              1.40%                    6.19%

HIGH INCOME SUBACCOUNT:
2008 ................   5,210       $12.28 to $8.27       $57,431        7.30%         1.15% to 1.80%        (15.72% to (16.21%)
2007 ................   7,363       14.57 to 10.01*        96,968        7.69%         1.15% to 1.80%          1.30% to 0.10%*
2006 ................   7,598       14.43 to 12.68        100,797        7.29%         1.15% to 1.40%           7.93% to 7.73%
2005 ................   6,655       13.37 to 11.77         83,896        6.56%         1.15% to 1.40%           1.36% to 1.12%
2004 ................   5,526       13.19 to 11.64         70,925        7.10%         1.15% to 1.40%           7.67% to 7.38%

OPPENHEIMER HIGH INCOME SUBACCOUNT:(4)
2008 ................     462            $3.04             $1,405        8.62%              1.40%                  (78.99%)
2007 ................     707            14.47             10,225        8.02%              1.40%                   (1.50%)
2006 ................   1,089            14.69             15,998        8.27%              1.40%                    7.94%
2005 ................   1,583            13.61             21,539        6.90%              1.40%                    0.89%
2004 ................   2,039            13.49             27,500        6.62%              1.40%                    7.49%

FRANKLIN HIGH INCOME SECURITIES SUBACCOUNT:
2008 ................     302   $7.45**** to $7.43****     $2,248        3.30%         1.15% to 1.80%            (25.50%)****
                                                                                                                       to
                                                                                                                 (25.70%)****

PIMCO GLOBAL BOND SUBACCOUNT:
2008 ................     353   $9.28**** to $9.24****     $3,268        2.34%         1.15% to 1.80%    (7.20%)**** to (7.60%)****

DIVERSIFIED INCOME SUBACCOUNT:
2008 ................  19,632       $10.04 to $8.76      $236,980        4.14%         1.15% to 1.80%        (14.19%) to (12.40%)
2007 ................  26,487      11.70 to 10.00**       376,926        3.81%         1.15% to 1.80%          1.30% to 0.00%**
2006 ................  31,068       11.55 to 22.26        450,501        2.49%         1.15% to 1.40%           8.76% to 8.48%
2005 ................  35,144       10.62 to 20.52        490,164        2.22%         1.15% to 1.40%           2.71% to 2.45%
2004 ................  35,951       10.34 to 20.03        512,331        2.35%         1.15% to 1.40%           7.04% to 6.83%

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                    AT DECEMBER 31                                   FOR THE YEAR ENDED DECEMBER 31,
                      --------------------------------------------   --------------------------------------------------------------
                       UNITS        UNIT FAIR VALUE     NET ASSETS   INVESTMENT(1)    EXPENSE RATIO(2)         TOTAL RETURN(3)
                      (000's)      LOWEST TO HIGHEST      (000's)    INCOME RATIO    LOWEST TO HIGHEST        LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES SUBACCOUNT:
2008 ................     609   $6.91**** to $6.88****     $4,202        1.88%         1.15% to 1.80%            (30.90%)****
                                                                                                                      to
                                                                                                                 (31.20%)****

LARGE CAP VALUE SUBACCOUNT:
2008 ................  21,485       $7.23 to $6.16       $212,810        2.30%         1.15% to 1.80%        (36.75%) to (37.08%)
2007 ................  28,222       11.43 to 9.66*        446,310        1.80%         1.15% to 1.80%         (0.52%) to (3.40%)*
2006 ................  32,480       11.49 to 31.10        537,699        1.85%         1.15% to 1.40%          19.19% to 18.88%
2005 ................  33,688        9.64 to 26.16        498,121        1.71%         1.15% to 1.40%           4.33% to 4.14%
2004 ................  33,060        9.24 to 25.12        507,027        1.59%         1.15% to 1.40%          11.19% to 10.86%

VAN KAMPEN GROWTH AND INCOME SUBACCOUNT
2008 ................     517    $7.08**** to $6.94****    $3,624        0.00%         1.15% to 1.80%            (29.20%)****
                                                                                                                      to
                                                                                                                 (30.60%)****

OPPENHEIMER MAIN STREET SUBACCOUNT:
2008 ................     516    $6.39**** to $6.37****    $3,288        0.00%         1.15% to 1.80%            (36.10%)****
                                                                                                                      to
                                                                                                                 (36.30%)****

LARGE CAP GROWTH SUBACCOUNT:
2008 ................  14,507        $5.87 to $6.03      $120,188        0.63%         1.15% to 1.80%        (37.88%) to (38.41%)
2007 ................  18,171        9.45 to 9.73*        243,092        0.34%         1.15% to 1.80%         11.05% to (2.70%)*
2006 ................  19,948        8.51 to 27.06        250,210        0.36%         1.15% to 1.40%           6.64% to 6.41%
2005 ................  20,474        7.98 to 25.43        256,021        0.89%         1.15% to 1.40%           1.27% to 0.99%
2004 ................  21,186        7.88 to 25.18        278,129        0.73%         1.15% to 1.40%           7.65% to 7.42%

MID CAP VALUE SUBACCOUNT:
2008 ................   7,653        $10.68 to $6.06      $80,061        1.42%         1.15% to 1.80%        (37.21%) to (37.59%)
2007 ................  10,370        17.01 to 9.56*       176,648        0.94%         1.15% to 1.80%        (0.87%) to (4.40%)*
2006 ................  11,317        17.16 to 22.79       199,548        0.99%         1.15% to 1.40%          15.63% to 15.33%
2005 ................  11,200        14.84 to 19.76       177,360        0.64%         1.15% to 1.40%           9.04% to 8.81%
2004 ................  10,106        13.61 to 18.16       152,906        1.02%         1.15% to 1.40%          14.56% to 14.29%

MID CAP GROWTH SUBACCOUNT:
2008 ................   8,454        $4.32 to $5.08       $48,457        0.08%         1.15% to 1.80%        (47.51%) to (47.79%)
2007 ................  11,068        8.23 to 9.63*        119,825        0.00%         1.15% to 1.80%          7.16% to (3.70%)*
2006 ................  12,629        7.68 to 16.53        129,763        0.00%         1.15% to 1.40%           10.19% to 9.83%
2005 ................  12,600        6.97 to 15.05        119,814        0.00%         1.15% to 1.40%           7.56% to 7.27%
2004 ................  11,974        6.48 to 14.03        108,534        0.03%         1.15% to 1.40%          12.11% to 11.88%

VAN KAMPEN MID CAP GROWTH SUBACCOUNT:
2008 ................     447   $5.41**** to $5.40****     $2,403        0.00%         1.15% to 1.80%            (45.90%)****
                                                                                                                      to
                                                                                                                 (46.00%)****

SMALL CAP VALUE SUBACCOUNT:
2008 ................     389        $6.55 to $7.16        $2,571        1.14%         1.15% to 1.80%        (26.40%) to (26.86%)
2007 ................     121        8.90^ to 9.61*         1,084        2.21%         1.15% to 1.80%        (11.05%)^ to (3.90%)*

OPPENHEIMER MAIN STREET SMALL CAP SUBACCOUNT:
2008 ................     301   $6.48**** to $6.41****     $1,938        0.00%         1.15% to 1.80%            (35.20%)****
                                                                                                                      to
                                                                                                                 (35.90%)****

SMALL CAP GROWTH SUBACCOUNT:
2008 ................     211        $5.42 to $6.26        $1,136        0.01%         1.15% to 1.80%        (44.12%) to (37.40%)
2007 ................     105       9.70^ to 10.00**        1,007        0.20%         1.15% to 1.80%        (3.00%)^ to (0.00%)**

GLOBAL SECURITIES SUBACCOUNT:
2008 ................   1,826        $9.54 to $5.90       $17,248        5.00%         1.15% to 1.80%        (38.85%) to (39.30%)
2007 ................   2,272        15.60 to 9.59*        35,652        1.99%         1.15% to 1.80%          4.56% to (4.10%)*
2006 ................   2,254        14.92 to 21.25        34,259        1.26%         1.15% to 1.40%          16.02% to 15.74%
2005 ................   1,729        12.86 to 18.36        22,996        0.82%         1.15% to 1.40%          12.71% to 12.43%
2004 ................   1,265        11.41 to 16.33        15,070        0.28%         1.15% to 1.40%          17.03% to 16.81%

INTERNATIONAL STOCK SUBACCOUNT:
2008 ................   4,661       $10.60 to $5.95       $50,771        2.06%         1.15% to 1.80%        (39.36%) to (39.72%)
2007 ................   6,028        17.48 to 9.69*       109,454        2.19%         1.15% to 1.80%          10.14% to (3.10%)*
2006 ................   5,772        15.87 to 21.78        96,517        1.58%         1.15% to 1.40%          22.83% to 22.50%
2005 ................   4,141        12.92 to 17.78        57,109        1.47%         1.15% to 1.40%          15.25% to 14.93%
2004 ................   2,791        11.21 to 15.47        33,841        1.54%         1.15% to 1.40%          19.13% to 18.82%

OPPENHEIMER INTERNATIONAL GROWTH SUBACCOUNT:
2008 ................     499   $5.93**** to $5.88****     $2,924        0.00%         1.15% to 1.80%            (40.70%)****
                                                                                                                      to
                                                                                                                 (41.20%)****

FRANKLIN MUTUAL DISCOVERY SECURITIES SUBACCOUNT:
2008 ................     242   $7.36**** to $7.37****     $1,783        3.19%         1.15% to 1.80%            (26.40%)****
                                                                                                                      to
                                                                                                                 (26.30%)****

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                    AT DECEMBER 31                                   FOR THE YEAR ENDED DECEMBER 31,
                      --------------------------------------------   --------------------------------------------------------------
                       UNITS        UNIT FAIR VALUE     NET ASSETS   INVESTMENT(1)    EXPENSE RATIO(2)         TOTAL RETURN(3)
                      (000's)      LOWEST TO HIGHEST      (000's)    INCOME RATIO    LOWEST TO HIGHEST        LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT:(4)
2008 ................     822           $10.38             $8,536         1.80%            1.40%                   (49.44%)
2007 ................   1,069            20.53             21,940         1.27%            1.40%                    11.45%
2006 ................   1,401            18.42             25,807         1.04%            1.40%                    17.47%
2005 ................   1,856            15.68             29,096         1.47%            1.40%                    14.45%
2004 ................   2,393            13.70             32,791         1.03%            1.40%                    12.20%

FRANKLIN DEVELOPING MARKETS SECURITIES SUBACCOUNT:(4)
2008 ................     194            $8.16             $1,580         2.76%            1.40%                   (53.40%)
2007 ................     244            17.51              4,278         2.28%            1.40%                    26.98%
2006 ................     311            13.79              4,293         1.13%            1.40%                    26.40%
2005 ................     415            10.91              4,533         1.31%            1.40%                    25.69%
2004 ................     503             8.68              4,364         1.84%            1.40%                    22.95%

PIMCO COMMODITY REAL RETURN SUBACCOUNT:
2008 ................     226   $4.64**** to $4.84****     $1,057         5.98%        1.15% to 1.80%            (53.60%)****
                                                                                                                      to
                                                                                                                 (51.60%)****

AIM GLOBAL REAL ESTATE SUBACCOUNT:
2008 ................     148   $5.50**** to $5.38****       $795        11.21%        1.15% to 1.80%            (45.00%)****
                                                                                                                      to
                                                                                                                 (46.20%)****

-------------------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. Prior to 2004, only two products were available; therefore, these two products represent the low and high values of the range presented for those years. An additional product was added in 2004 with an expense ratio of 1.30%.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(4)  This subaccount is available in the MEMBERS Variable Annuity product only.

*    For the period November 1, 2007 to December 31, 2007.

** The VA 2007 Shortened Surrender Charge Option (L-Share) was introduce on November 1, 2007 and for several accounts there is no activity at December 31, 2007.

***  For the period of October 30, 2006 to December 31, 2006.

**** For the period of May 1, 2008 to December 31, 2008.

^    For the period of May 1, 2007 to December 31, 2007.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(8) RECENT ACCOUNTING PRONOUNCEMENTS

    In 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"), effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively. SFAS 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. In February 2008 the FASB issued Staff Positions No. 157-1 and No. 157-2 which partially defer the effective date of SFAS 157 for one year for certain nonfinancial assets and liabilities and remove certain leasing transactions from the scope of SFAS
    157. In October 2008 the FASB issued Staff Position No. 157-3 which clarifies the application of SFAS 157 when the market for an asset is not active. The Variable Account adopted SFAS 157 in 2008 with no impact on its financial statements (see note 4).

    In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. Adoption of SFAS 159 in 2008 had no impact on the financial statements of the Variable Account.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and Contract Owners of CUNA Mutual Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, PIMCO Total Return, Strategic Income, High Income, Oppenheimer High Income, Franklin High Income Securities, PIMCO Global Bond, Diversified Income, Franklin Income Securities, Large Cap Value, Van Kampen Growth and Income, Oppenheimer Main Street, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Van Kampen Mid Cap Growth, Small Cap Value, Oppenheimer Main Street Small Cap, Small Cap Growth, Global Securities, International Stock, Oppenheimer International Growth, Franklin Mutual Discovery Securities, T. Rowe Price International Stock, Franklin Developing Markets Securities, PIMCO Commodity Real Return and AIM Global Real Estate Subaccounts (the "Subaccounts") comprising CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2008, and the financial highlights for each of the five years in the period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Annuity Account of the CUNA Mutual Insurance Society as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2008, and the financial highlights for each of the five years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 16, 2009

DELOITTE

                                                          Deloitte & Touche LLP
                                                          111 S. Wacker Drive
                                                          Chicago, IL 60606-4301
                                                          USA

INDEPENDENT AUDITORS' REPORT                              Tel: +1 312 486 1000
                                                          Fax: +1 312 486 1486
                                                          WWW.deloitte.com

To the Board of Directors of
CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned Canadian subsidiary, which statements reflect total assets of $867 million and $1,238 million at December 31, 2008 and 2007, respectively, and total revenues of $144 million, $163 million, and $131 million and total net income of $10 million, $53 million, and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $122 million and $118 million at December 31, 2008 and 2007, respectively. The Company's equity in the net income of CMG was $4 million, $15 million, and $17 million for the years ended December 31, 2008, 2007, and 2006, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the report of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2008 and 2007, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for and reporting for the fair value measurement of financial instruments in 2008 and uncertainty in income taxes and defined pension and other postretirement plans in 2007.

/s/ Deloitte & Touche LLP
March 25, 2009
                                                        MEMBER OF
                                                        DELOITTE TOUCHE TOHMATSU

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 AND 2007 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2008
AND INDEPENDENT AUDITORS' REPORT

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2008 and 2007
(000s omitted)

=============================================================================================================
                                ASSETS                                           2008                2007
-------------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
     (amortized cost 2008 - $6,117,054; 2007 - $5,944,461)                   $ 5,331,132          $ 5,705,846
   Equity securities, available for sale, at fair value
     (amortized cost 2008 - $283,475; 2007 - $441,538)                           216,930              467,757
   Equity in unconsolidated affiliates                                           157,903              165,561
   Mortgage loans                                                                760,902              642,804
   Real estate, at cost less accumulated depreciation
     (2008 - $6,145; 2007 - $63,764)                                               9,190               53,061
   Real estate held for sale, at cost less accumulated depreciation
     (2008 - $27,917)                                                             21,221                    -
   Policy loans                                                                  104,775              105,136
   Short-term investments                                                        227,088              232,864
   Limited partnerships                                                          329,684              245,485
   Other invested assets                                                          61,346               95,726
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              7,220,171            7,714,240
   Cash and cash equivalents                                                     278,855              607,209
-------------------------------------------------------------------------------------------------------------
TOTAL CASH AND INVESTMENTS                                                     7,499,026            8,321,449
   Accrued investment income                                                      74,565               73,329
   Premiums receivable, net                                                      289,295              232,204
   Reinsurance recoverables                                                      193,788              157,609
   Federal income taxes receivable                                                 7,205                    -
   Deferred policy acquisition costs                                             776,622              734,316
   Office properties, equipment and computer software at cost less
     accumulated depreciation (2008 - $308,272; 2007 - $367,822)                 192,455              209,300
   Deferred tax asset, net                                                       516,996              227,800
   Goodwill and other intangibles, net                                            21,690               23,350
   Other assets and receivables                                                  232,496              171,309
   Separate account assets                                                     3,414,109            5,051,272
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $13,218,247          $15,201,938
=============================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2008 and 2007
(000s omitted)

=============================================================================================================
               LIABILITIES AND POLICYHOLDERS' SURPLUS                            2008                2007
-------------------------------------------------------------------------------------------------------------
LIABILITIES
   Claim and policy benefit reserves - life and health                       $ 2,533,919          $ 2,541,949
   Loss and loss adjustment expense reserves - property and casualty             499,161              458,702
   Policyholder account balances                                               4,168,056            3,896,845
   Unearned premiums                                                             536,006              503,024
   Notes payable                                                                 100,000                  928
   Dividends payable to policyholders                                             19,114               18,136
   Reinsurance payable                                                            68,275               23,420
   Federal income taxes payable                                                        -               15,046
   Accrued postretirement benefit liability                                       41,390              188,053
   Accrued pension liability                                                     199,489               83,737
   Accounts payable and other liabilities                                        397,443              595,936
   Separate account liabilities                                                3,414,109            5,051,272
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             11,976,962           13,377,048
-------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

MINORITY INTEREST                                                                 36,932               28,641
-------------------------------------------------------------------------------------------------------------
POLICYHOLDERS' SURPLUS
   Retained earnings                                                           1,804,996            1,953,098
   Accumulated other comprehensive loss, net
     of tax (2008 - ($306,081); 2007 - ($101,013))                              (600,643)            (156,849)
-------------------------------------------------------------------------------------------------------------
TOTAL POLICYHOLDERS' SURPLUS                                                   1,204,353            1,796,249
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                                 $13,218,247          $15,201,938
=============================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

=============================================================================================================
                                                                       2008           2007            2006
-------------------------------------------------------------------------------------------------------------
REVENUES:
  Life and health premiums                                         $1,280,413      $1,262,066      $1,230,932
  Contract charges                                                     88,518          81,835          69,959
  Property and casualty premiums                                      893,912         712,035         561,084
  Net investment income                                               372,652         451,503         419,138
  Net realized investment gains (losses)                             (460,783)        (69,874)         22,349
  Other income                                                        257,868         303,686         298,273
-------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                      2,432,580       2,741,251       2,601,735
-------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
  Life and health insurance claims and benefits                       770,616         796,388         741,659
  Property and casualty insurance loss and loss adjustment
    expenses                                                          577,966         420,264         360,251
  Interest credited to policyholder account balances                  148,988         150,710         149,137
  Policyholder dividends                                               30,760          30,173          29,300
  Operating and other expenses                                      1,132,426       1,147,234       1,096,522
-------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                         2,660,756       2,544,769       2,376,869
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
  EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES AND
    MINORITY INTEREST                                                (228,176)        196,482         224,866
  Income tax expense (benefit)                                        (74,334)         45,381          57,028
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
  INCOME OF UNCONSOLIDATED AFFILIATES AND MINORITY INTEREST          (153,842)        151,101         167,838
  Equity in income of unconsolidated affiliates, net
    of tax (2008 - $3,193; 2007 - $200; 2006 - $2,314)                  5,208          16,492          19,096
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  MINORITY INTEREST                                                  (148,634)        167,593         186,934
    Minority interest in income                                          (277)         (1,841)         (3,153)
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                             (148,911)        165,752         183,781
  Gain from discontinued operations, net of tax
    (2007 - $9,945; 2006 - $433)                                            -          17,875           2,820
-------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                  $ (148,911)     $  183,627      $  186,601
=============================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Policyholders' Surplus
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

==========================================================================================================================
                                                                                Accumulated
                                                                                   other                        Total
                                                                Comprehensive   comprehensive    Retained   policyholders'
                                                                income (loss)   income (loss)    earnings      surplus
--------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                                                        $  92,647     $1,582,470    $1,675,117

  Net income                                                      $ 186,601               -        186,601       186,601
  Foreign currency translation adjustment,
     net of tax - ($891)                                                (60)            (60)             -           (60)
  Change in unrealized losses, net of tax - ($15,087)               (35,298)        (35,298)             -       (35,298)
  Reclassification adjustment for losses
     included in net income, net of tax - $12,192                    38,397          38,397              -        38,397
  Change in minimum pension liability,
     net of tax - $9,756                                             18,369          18,369              -        18,369
                                                                  ---------
  Comprehensive income                                            $ 208,009
                                                                  =========
                                                                           ---------------------------------------------
BALANCE, DECEMBER 31, 2006                                                          114,055      1,769,071     1,883,126

  Net income                                                      $ 183,627               -        183,627       183,627
  Cumulative effect of change in
     accounting for income taxes                                          -               -            400           400
  Cumulative effect of change in accounting
     for pension obligations, net of tax - ($32,059)                      -         (59,190)             -       (59,190)
  Foreign currency translation adjustment,
     net of tax - ($1,601)                                           33,331          33,331              -        33,331
  Change in unrealized losses, net of tax - ($106,012)             (210,871)       (210,871)             -      (210,871)
  Reclassification adjustment for (gains)
     included in net income, net of tax - ($19,523)                 (37,841)        (37,841)             -       (37,841)
  Change in pension liability, net of tax - $1,975                    3,667           3,667              -         3,667
                                                                  ---------
  Comprehensive loss                                              $ (28,087)
                                                                  =========
                                                                           ---------------------------------------------
BALANCE, DECEMBER 31, 2007                                                         (156,849)     1,953,098     1,796,249

  Net loss                                                        $(148,911)                      (148,911)     (148,911)
  Cumulative effect of change in accounting
     for SFAS No. 157, net of tax - $435                                                               809           809
  Foreign currency translation adjustment,
     net of tax - $3,239                                            (18,595)        (18,595)             -       (18,595)
  Change in unrealized losses, net of tax - ($184,344)             (383,557)       (383,557)             -      (383,557)
  Reclassification adjustment for losses
     included in net loss, net of tax - $7,665                       14,236          14,236              -        14,236
  Change in pension liability, net of tax - ($31,628)               (55,878)        (55,878)             -       (55,878)
                                                                  ---------
  Comprehensive loss                                              $(592,705)
                                                                  =========
                                                                           ---------------------------------------------
BALANCE, DECEMBER 31, 2008                                                        $(600,643)    $1,804,996    $1,204,353
========================================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

================================================================================================
                                                                2008        2007        2006
------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                         $(148,911)   $ 183,627   $ 186,601
      Adjustments to reconcile net income (loss) to
         net cash provided by operating activities:
      Undistributed (earnings) losses of
         unconsolidated subsidiaries                               403        3,349      (1,657)
      Other investment (income)                                      -            -        (696)
      Amortization of deferred policy acquisition
         costs                                                 354,142      317,348     284,503
      Policy acquisition costs deferred                       (360,811)    (371,137)   (458,044)
      Depreciation of office properties, equipment,
         software and real estate                               45,058       44,322      39,794
      Amortization of bond premium and discount                 49,627           12      11,481
      Net realized investment (gains) losses                   460,783       69,874     (22,349)
      Policyholder assessments on investment-type
         contracts                                             (29,168)     (30,785)    (47,690)
      Interest credited to policyholder account
         balances                                              148,988      162,143     149,137
      Gain on sale of discontinued operations                        -      (17,875)     (2,820)
      Impairment of computer software                           15,725            -           -
   Changes in other assets and liabilities:
      Accrued investment income                                 (2,825)       4,649       2,518
      Reinsurance recoverables                                 (51,298)     (15,731)     88,126
      Premiums receivable                                      (67,151)     (87,581)     (6,850)
      Other assets and receivables                              13,504       17,723     (75,572)
      Deferred tax asset, net                                  (89,037)     (24,427)     12,156
      Insurance reserves                                       139,361      272,527     156,371
      Unearned premiums                                         19,646      (78,375)      2,725
      Accrued income taxes                                     (22,749)      14,169     (20,484)
      Accounts payable and other liabilities                   (97,383)     (47,392)     75,783
------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                      377,904      416,440     373,033
================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2008, 2007 and 2006
(000s omitted)

=========================================================================================================
                                                                    2008           2007           2006
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments:
     Debt securities                                            $(2,461,114)   $(1,970,580)   $(3,138,725)
     Equity securities                                             (284,396)      (344,491)      (341,865)
     Mortgage loans                                                (108,562)      (277,746)      (260,445)
     Real estate                                                     (2,894)        (2,634)        (4,221)
     Short-term investments                                        (414,498)      (240,597)      (292,842)
     Other invested assets                                         (610,696)      (269,226)      (173,838)
  Proceeds on sale or maturity of investments:
     Debt securities                                              1,714,319      2,322,072      3,535,678
     Equity securities                                              385,687        521,419        356,851
     Mortgage loans                                                  51,437         73,890         48,503
     Real estate                                                     53,841         12,350             76
     Short-term investments                                         218,636        362,657        154,682
     Other invested assets                                          487,640         79,490        105,344
  Purchases of office properties, equipment, and
     computer software                                              (43,245)       (53,065)       (46,486)
  Proceeds from sale of discontinued operations                           -         75,260              -
  Proceeds from sale of unconsolidated affiliate                      1,312              -              -
  Investments in unconsolidated affiliates                             (137)       (12,223)       (27,525)
  Change in policy loans and other, net                               5,519          1,445          5,418
---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES              (1,007,151)       278,021        (79,395)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholder account deposits                                   1,170,101      1,112,242      1,030,592
  Policyholder account withdrawals                                 (969,675)    (1,446,817)    (1,312,874)
  Change in bank overdrafts                                          18,403         (5,485)        34,067
  Distribution to minority partners                                 (13,064)             -              -
  Notes payable - borrowings                                        102,643              -              -
  Notes payable - repayments                                         (3,572)          (810)           (56)
---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                 304,836       (340,870)      (248,271)
---------------------------------------------------------------------------------------------------------
EFFECT OF FOREIGN EXCHANGE RATE ON CASH BALANCES                     (3,943)         7,338          3,333
CHANGE IN CASH AND CASH EQUIVALENTS                                (324,411)       353,591         45,367
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                      607,209        246,280        197,580
---------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                        $   278,855    $   607,209    $   246,280
=========================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Cash paid during the year for interest                        $     3,310    $     3,977    $        62
  Cash paid during the year for income taxes, net of refunds         38,653         59,521         59,175
=========================================================================================================

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. GENERAL
--------------------------------------------------------------------------------

MERGER

CUNA Mutual Insurance Society is a mutual life insurance company that represents the merger of two predecessor companies, CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company ("CMLIC"), both of which were mutual life insurance companies. Prior to the merger, which was consummated on December 31, 2007, CUNA Mutual Insurance Society and CMLIC had been joined in an agreement of permanent affiliation. The companies had a common management team and board of directors. During 2007 CUNA Mutual Insurance Society changed its state of domicile from Wisconsin to Iowa and both companies secured the necessary approvals from the Iowa Insurance Commissioner and the Attorney General as well as the approvals of their respective Boards of Directors and policyholders to merge into a single corporate entity ("CUNA Mutual" or the "Company"). The Internal Revenue Service also issued a private letter ruling that the merger would be tax free.

The merger has been accounted for as a pooling of interests. Accordingly, the accompanying consolidated financial statements reflect the sum of the two merged entities' previous financial statements as if they had been merged prior to the earliest period presented herein. The accompanying consolidated financial statements reflect the elimination of intercompany balances and transactions between the two merged companies.

NATURE OF BUSINESS

CUNA Mutual is a mutual life insurance company organized under the laws of Iowa for the purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, investment management, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members. The Company also writes crop insurance.

CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in Canada and other foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States have a significant concentration of business.

The current financial market turmoil could impact the operations of both credit unions as well as credit union members, which in turn could impact the Company's collection of balances due from its customers and future revenues and operations. Management believes that it has made appropriate provision for any probable collection losses of balances due from credit unions or their members at December 31, 2008.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and companies in which the Company directly or indirectly has a controlling financial interest. All intercompany accounts and transactions have been eliminated. The Company consolidates Variable Interest Entities ("VIE") when it is the primary beneficiary. A primary beneficiary is the variable interest that will absorb a majority of the expected losses or receive a majority of the entity's expected returns, or both. The Company began consolidating CU System Funds ("CUSF"), a VIE, after it became the primary beneficiary effective August 1, 2008. CUSF invests primarily in commercial mortgage loans issued by credit unions.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, determinations of other-than-temporary impairments, deferred policy acquisition costs, capitalized internally developed software, goodwill and intangible assets, deferred tax asset valuation, insurance reserves, pension and post-retirement obligations and accrued expenses are most affected by the use of estimates and assumptions.

INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive loss as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

Debt and equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment gains (losses), when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, net of valuation allowances. Impairments are recorded in net realized investment gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

estimated fair value of the underlying collateral. The present value of expected future cash flows discounted at the loan's effective interest rate is used to determine fair value. Valuation allowances are provided when it becomes probable the Company will be unable to collect the total contractual amounts due. Based on the Company's analysis as of December 31, 2008 and 2007 there was no need for a mortgage loan valuation allowance. The Company carries certain investments in mortgage loans at fair value that are owned by an investment company consolidated effective August 1, 2008. See Note 16.

Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impairments are determined when the carrying value of the real estate investment exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains (losses). Certain real estate was reclassified to held for sale August 1, 2008 and is not being depreciated after that date.

Policy loans are reported at their unpaid principal balance.

Short-term investments includes debt securities with maturities from date of purchase under one year, and in 2007 the reinvestment of cash collateral received for securities lending transactions, are reported at amortized cost, which approximates fair value.

Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other corporations. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently hold non-investment grade debt and private equity securities of smaller privately held companies which are significantly less liquid than public securities. As such, they are subject to market-related risks and uncertainties and the risk inherent in estimating the fair values of such securities.

Other invested assets primarily represent derivatives and student loans receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" below for a detailed discussion of the Company's derivatives. Student loans receivable are also carried at fair value and changes in fair value are reported in net realized investment gains (losses).

Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans receivable and derivative activity. Income from real estate investments and student loans receivables is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for utilizing the equity method of accounting is recognized based on the financial results of the entity and Company's proportionate interest. Income from derivatives is recognized when the cash settlement is received.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS No. 157"), as of January 1, 2008, for its financial assets and financial liabilities that are, by policy, carried at fair value. See Note 3 for a discussion of the provisions of this accounting standard and the effects of its implementation.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps and foreign currency futures and forwards, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at estimated fair value.

Derivatives embedded within non-derivative instruments must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies and equity indexed annuities.

When derivatives meet specific criteria, the Company may classify derivatives as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to measure the ineffectiveness and assesses the effectiveness of the hedging relationship and records any ineffectiveness in net realized investment gains (losses).

Fair Value Hedges: The Company designates certain interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in net realized investment gains (losses). The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment gains (losses). The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates cross currency swaps and interest rate swaps as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive loss to the extent it is effective. Amounts are reclassified from accumulated other comprehensive loss to net investment income when the hedged item affects earnings.

Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of the outstanding after tax equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

are recorded in accumulated other comprehensive loss. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded currently in net realized investment gains (losses).

Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as qualified hedges are recorded in net realized investment gains (losses).

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes investments in companies in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when its ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

The Company owns 50% of an affiliate which collects fees from credit unions for use of technology used to make consumer auto loan underwriting and interest rate pricing determinations. The fee is only collected on issued loans which are covered by default insurance underwritten by the Company. The Company has determined that this is a revenue arrangement with multiple deliverables which cannot be divided into separate units of accounting. Accordingly, the Company defers its share of the earnings of the affiliate and recognizes them in proportion to the premium recognized over the expected period of insurance risk.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase under 90 days.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Generally, individual and group life and health insurance premiums are recognized as earned on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Premiums written for crop insurance are recorded on the later of the effective date of the contract or when they can be reasonably estimated, and are generally earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral. For these types of policies, the Company recognizes the premium over the expected period of exposure, usually two to six years. The premium is also recognized on an accelerated basis compared to the pro rata method to reflect the pattern of declining insurance loss exposure. An unearned premium reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income and policy fees such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

The Company acts as an advisor for mutual funds and recognizes investment advisory fees when earned in accordance with the underlying agreements. CUNA Mutual also acts as investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer's portfolio. Fees received for performance of recordkeeping and reporting services for benefit plans are recognized as revenue when the service is performed or earned. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on expected cancellations. Service fee income is generally recognized ratably over the period of service.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and sales costs, premium taxes, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur from the production of new and renewal business sold by the Company. These expenses primarily relate to credit life and credit disability policies as well

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $224,776, $194,821 and $184,775 for the periods ended December 31, 2008, 2007 and 2006, respectively. These expenses are also deferred unless the expenses are associated with non-insurance products or brokered business, or do not vary with production.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies generally in proportion to the premium recognized. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts is made and allocated to accumulated other comprehensive income for the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses, on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. The current economic turmoil, particularly the volatility of the current financial markets and the impairment of securities, increase the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred acquisition costs. Future changes in estimated gross profits could result in additional retrospective adjustments to deferred acquisition costs and such adjustments could be material.

Recoverability and Loss Recognition: Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, deferred acquisition costs would be written off in the consolidated statement of operations to the extent that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense. Acquisition costs, sales inducements, and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

substantial change is accounted for as a continuation of the existing contract and the existing deferred acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs related to sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to ten years, while for office properties it is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

===================================================================================================
                                                                              2008           2007
---------------------------------------------------------------------------------------------------
Office properties                                                           $ 201,074     $ 199,675
Office equipment                                                              131,113       190,174
Computer software                                                             168,540       187,273
---------------------------------------------------------------------------------------------------
Total cost of office properties, equipment, and computer software             500,727       577,122
Accumulated depreciation                                                     (308,272)     (367,822)
---------------------------------------------------------------------------------------------------
Office properties, equipment and computer
  software at cost less accumulated depreciation                            $ 192,455     $ 209,300
===================================================================================================

Depreciation expense totaled $42,337, $39,444, and $34,593 in 2008, 2007, and 2006, respectively. The Company determined that a portion of its internally developed software was impaired in 2008 and recorded a charge to expense of $15,725.

SEPARATE ACCOUNTS

Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities, variable life insurance policies, and certain other contracts, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum return or account value upon death, partial withdrawal or specified contract anniversary date. The liabilities for these guarantees are not included in the separate accounts. See Note 3, Investments--Embedded Derivatives, for a discussion of these guarantees. Contract holders are able to invest in investment funds managed for their benefit. More than 50% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The Company acts as the investment advisor for more than 85% of the funds invested in the unit investment trusts.

Separate account assets are carried at fair value. Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income, except to the extent that the Company has an investment in the separate account.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) by the Company when they are assessed to the contract holder.

GOODWILL AND OTHER INTANGIBLES

Goodwill and other intangible assets resulting from acquisitions are subject to an annual impairment test. See Note 16 for a description of 2008 and 2006 impairments charged to expense. Other intangible assets are amortized on the straight line basis over their estimated useful lives, typically five or six years. Goodwill is not amortized. Goodwill and other intangible assets are set forth in the following table.

================================================================================
                                                          2008            2007
--------------------------------------------------------------------------------
Goodwill, net                                           $20,641         $20,656
--------------------------------------------------------------------------------
Intangible assets                                         5,402           6,270
Accumulated amortization on intangible assets            (4,353)         (3,576)
--------------------------------------------------------------------------------
Intangible assets, net                                    1,049           2,694
--------------------------------------------------------------------------------
Total goodwill and other intangibles, net               $21,690         $23,350
================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Amortization expense of other intangible assets was $1,338, $999, and $727 for the years ended December 31, 2008, 2007, and 2006, respectively. The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

================================================================================
Estimated aggregate amortization expense for other intangibles
--------------------------------------------------------------------------------
   2009                                                                   $  230
   2010                                                                      161
   2011                                                                      161
   2012                                                                      161
   2013                                                                      154
   Thereafter                                                                182
--------------------------------------------------------------------------------
Total estimated amortization expense                                      $1,049
================================================================================

INSURANCE RESERVES

Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities is determined.

For non-participating term-life and whole-life insurance products, or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.5% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.8% to 7.0%.

Reserves for property and casualty products represent the estimated claim cost and loss adjustment emerging expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid. Similar reserves are also recorded for unpaid life and accident and health benefits. Certain claims, usually resulting from a disability, are discounted. Such estimates are based on individual case estimates for reported losses and estimates for incurred but not reported losses based on past experience and are stated net of estimated salvage and subrogation recoverables of $33,702 and $38,175 at December 31, 2008 and 2007, respectively. These estimates are adjusted in the aggregate for ultimate

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.4% to 4.3% in 2008 and 2.8% to 7.0% in 2007. Future minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

PREPAID COMMISSIONS

The Company offers mutual funds to credit union members and other investors. Investors purchasing "B" or "C" shares do not pay an upfront sales charge but are subject to higher annual fees and must pay a surrender charge for redemptions during a designated surrender period, currently six years for "B" shares and one year for "C" shares. Commissions paid to the Company's sales representatives are deferred and amortized to expense ratably over the surrender charge period. The Company assesses the recoverability of the prepaid commissions by calculating the undiscounted cash flows expected from future annual fees and surrender charges. An impairment is required if the asset exceeds the expected cash flows. No such impairments were required in the periods presented.

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded as an asset for the portion of benefits paid and insurance reserves that have been ceded. A prepaid reinsurance asset is recorded for the portion of unearned premiums that relate to policies that have been ceded. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - An Amendment of FASB Statements No. 87, 88, 106, and 132(R). Effective with the adoption of the statement on December 31, 2007, the Company recognized the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2007 are now charged, net of income tax, to accumulated other comprehensive loss. Changes in funded status in future periods will also be charged, net of income tax, to accumulated other comprehensive loss. Additionally, the statement amended the additional minimum pension liability provision required by previous accounting guidance.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met. These benefits were eliminated effective December 31, 2008 for non-represented employees and those represented employees who retired prior to June 1, 2005. See Note 9 for a detailed discussion of these changes.

INCOME TAXES

The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between financial reporting and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 4 for a detailed discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities in accordance with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, beginning in 2007. Accordingly, the Company reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive loss as a separate component of policyholders' surplus.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive loss as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

RECENT ACCOUNTING STANDARDS - ADOPTED

In 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS No. 157"), effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively. SFAS No. 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. In February 2008 the FASB issued Staff Positions No. 157-1 and No. 157-2 which partially defer the effective date of SFAS No. 157 for one year for certain nonfinancial assets and liabilities and remove certain leasing transactions from the scope of SFAS No. 157. In October 2008 the FASB issued Staff Position No. 157-3 which clarifies the application of SFAS No. 157 when the market for an asset is not active.

The Company applied the provisions of SFAS No. 157 in the 2008 consolidated financial statements. In addition to the new disclosures required by SFAS No. 157, the most significant impact was on the calculation of the fair value of derivatives embedded in annuity products. The Company recognized an increase to policyholders' surplus of $809 at January 1, 2008 to reflect the effect of initial adoption of SFAS No. 157 on the fair value of embedded derivatives, net of tax. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments. The Company did not apply SFAS No. 157 to nonfinancial assets and liabilities as permitted by FASB Staff Position No. FAS 157-2. See Note 3 for a further discussion of fair value measurement and SFAS No. 157.

In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159"), effective for fiscal years beginning after November 15, 2007. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. The Company did not apply the fair value option to any existing assets or liabilities as of January 1, 2008. Accordingly, the initial adoption of SFAS No. 159 had no impact on the Company's consolidated financial statements. During 2008, the Company chose to apply the fair value option to its originations/purchases of student loans receivables. See Note 3 for a further discussion of the fair value measurement and SFAS No. 159.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 162"). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. SFAS No. 162 became effective November 15, 2008. SFAS No. 162 and had no effect on the Company's consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In January 2009, the FASB issued FASB Staff Position ("FSP") No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, effective for fiscal years ending after December 15, 2008. The objective of the new FSP is to make the impairment models for debt securities more consistent between those subject to analysis under SFAS No. 115 and Emerging Issues Task Force No. 99-20. Adoption of the FSP did not have a material impact on the Company's consolidated financial statements.

RECENT ACCOUNTING STANDARDS - PENDING

In 2007, the FASB issued a revision of SFAS No. 141, Business Combinations, which is effective prospectively for fiscal years beginning after December 14, 2008. Some of the significant provisions include: a clear definition of the acquirer in a business combination; full recognition of all assets acquired and liabilities assumed at their fair values on the acquisition date, including certain contingencies; expensing acquisition-related costs; and recognition of a bargain purchase as a gain in earnings. Because the new statement will be adopted prospectively, it will only have an impact on the Company in the event the Company makes future acquisitions.

In 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 ("SFAS No. 160"). The new statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest that should be reported in equity; requires disclosure in the income statement of the amounts of consolidated net income attributed to both the parent and the noncontrolling interest; establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation; and requires a parent to recognize a gain or loss in net income when a subsidiary is deconsolidated. The Company is currently evaluating SFAS No. 160, which is effective for fiscal years beginning after December 14, 2008, and has not determined the impact on its consolidated balance sheet or statement of operations.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities--An Amendment of FASB Statement No. 133 ("SFAS No. 161"). SFAS No. 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Because SFAS No. 161 only requires additional disclosures, it will have no impact on the Company's consolidated balance sheets and statements of operations, and cash flows.

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60 ("SFAS No. 163"). The Company does not issue financial guarantee insurance contracts and therefore SFAS No. 163 will have no impact on its consolidated financial statements.

The FASB issued FSP No. 132(r)-1, Employers' Disclosures About Postretirement Benefit Plan Assets which will be effective for fiscal years ending after December 15, 2009. The main objectives of the new FSP are to expand information about benefit plan assets and provide detail about determination of fair values of plan assets consistent with SFAS No. 157. The FSP will increase disclosures but will not have an impact on the Company's consolidated balance sheets and statements of operations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. INVESTMENTS
--------------------------------------------------------------------------------

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2008 are as follows:

==================================================================================================
                                        Amortized           Gross Unrealized            Estimated
December 31, 2008                         Cost           Gains           Losses         Fair Value
--------------------------------------------------------------------------------------------------
U.S. government and agencies           $  451,149       $ 9,359        $  (2,371)       $  458,137
States and political subdivisions         348,691         1,339          (22,345)          327,685
Foreign government securities             250,997        12,008           (6,949)          256,056
Domestic corporate securities           2,358,712        22,538         (275,302)        2,105,948
Mortgage-backed securities:
   Residential mortgage-backed          1,084,999        12,347         (178,647)          918,699
   Commercial mortgage-backed             472,939         2,227         (137,226)          337,940
Non-mortgage asset-backed securities      300,312           297         (129,249)          171,360
Foreign corporate securities              849,255         3,838          (97,786)          755,307
--------------------------------------------------------------------------------------------------
Total debt securities                  $6,117,054       $63,953        $(849,875)       $5,331,132
==================================================================================================

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2007 are as follows:

==================================================================================================
                                        Amortized           Gross Unrealized            Estimated
December 31, 2007                         Cost           Gains           Losses         Fair Value
--------------------------------------------------------------------------------------------------
U.S. government and agencies            $   88,258      $   957        $       -        $   89,215
States and political subdivisions          301,885        5,227           (1,450)          305,662
Foreign government securities              360,710        8,778           (2,812)          366,676
Domestic corporate securities            2,375,012       30,658          (44,564)        2,361,106
Mortgage-backed securities:
   Residential mortgage-backed           1,236,934        3,756         (183,557)        1,057,133
   Commercial mortgage-backed              521,691        1,753          (35,213)          488,231
Non-mortgage asset-backed securities       220,231          485           (2,521)          218,195
Foreign corporate securities               839,740       10,867          (30,979)          819,628
--------------------------------------------------------------------------------------------------
Total debt securities                   $5,944,461      $62,481        $(301,096)       $5,705,846
==================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The amortized cost and estimated fair values of investments in debt securities at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

=========================================================================================
                                                        Amortized              Estimated
                                                          Cost                 Fair Value
-----------------------------------------------------------------------------------------
Due in one year or less                                 $  155,410             $  150,546
Due after one year through five years                    1,501,108              1,433,278
Due after five years through ten years                   1,766,813              1,616,940
Due after ten years                                        835,473                702,368
Mortgage-backed securities:
  Residential mortgage-backed                            1,084,999                918,699
  Commercial mortgage-backed                               472,939                337,941
Non-mortgage asset-backed securities                       300,312                171,360
-----------------------------------------------------------------------------------------
Total debt securities                                   $6,117,054             $5,331,132
=========================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair value of investments in available for sale equity securities at December 31 are as follows:

===========================================================================================
                                                    Gross Unrealized             Estimated
                                  Cost           Gains          Losses           Fair Value
-------------------------------------------------------------------------------------------
2008                            $283,475        $ 2,722        $(69,267)          $216,930
2007                             441,538         37,085         (10,866)           467,757
===========================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

EQUITY IN UNCONSOLIDATED AFFILIATES

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

=================================================================================================
         Name of Affiliate               CUNA Mutual                  CUNA Mutual Share of Net
        and the Company's               Carrying Value                Income (Loss), After Tax
       Ownership Percentage            2008        2007            2008        2007         2006
-------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
   Company (50%)                     $117,903    $113,840        $ 4,233     $15,321      $16,802
CMG Mortgage Assurance
   Company (50%)                        4,324       4,411            (94)       (138)          78
CMG Mortgage Reinsurance
   Company (50%)                        9,501       9,636             48       1,083        1,216
Credential Financial Inc. (50%)        11,245      15,597         (1,366)      1,690        1,315
All other affiliates (various
   ownership percentages)              14,930      22,077          2,387      (1,464)        (315)
-------------------------------------------------------------------------------------------------
Total                                $157,903    $165,561        $ 5,208     $16,492      $19,096
=================================================================================================

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2008 and 2007 are set forth in the table below:

=======================================================================================================
                                                   Assets       Liabilities     Assets      Liabilities
                                                    2008           2008          2007          2007
-------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company                    $339,431       $103,625      $283,199      $ 55,518
CMG Mortgage Assurance Company                       9,344            696         9,577           755
CMG Mortgage Reinsurance Company                    30,577         11,575        23,859         4,588
Credential Financial Inc.                          178,162        155,673       199,204       168,012
=======================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

MORTGAGE LOANS

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2008, the commercial mortgage loan portfolio had an average remaining life of 6.0 years, with all principal due prior to 2028. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 4.1% of the aggregate mortgage loan portfolio balance. There were no delinquencies and no valuation allowances as of December 31, 2008 and 2007.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

==================================================================
                                             2008           2007
------------------------------------------------------------------
California                                   15.1%          15.6%
Illinois                                      8.3            8.7
Texas                                         8.0            9.1
Kansas                                        7.3            7.4
Missouri                                      6.4            7.8
Ohio                                          5.9            8.0
Florida                                       5.8            5.3
New York                                      5.4            1.2
Washington                                    5.1            6.4
Minnesota                                     4.9            6.4
==================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

==================================================================
                                             2008           2007
------------------------------------------------------------------
Office                                       31.7%          36.7%
Industrial                                   26.1           25.1
Retail                                       23.2           21.8
Apartment                                     9.6           10.1
Other                                         9.4            6.3
------------------------------------------------------------------
 Total                                      100.0%         100.0%
==================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

REAL ESTATE

Real estate investments consisted of the following at December 31:

===============================================================================
                                                         2008           2007
-------------------------------------------------------------------------------
Real estate held for the production of income          $ 15,335       $116,825
Accumulated depreciation                                 (6,145)       (63,764)
-------------------------------------------------------------------------------
Net real estate held for the production of income      $  9,190       $ 53,061
===============================================================================
Real estate held for sale                              $ 49,138       $      -
Accumulated depreciation                                (27,917)             -
-------------------------------------------------------------------------------
Net real estate held for sale                          $ 21,221       $      -
===============================================================================

Depreciation expense on investments in real estate totaled $2,721, $4,878 and $5,201 for the years ended December 31, 2008, 2007 and 2006, respectively. There were no impairments recognized on real estate in 2008, 2007 or 2006.

Real estate investments were categorized as follows at December 31:

==============================================================================================
                                                           2008                    2007
                                                  --------------------------------------------
                                                  Amount       Percent     Amount      Percent
----------------------------------------------------------------------------------------------
Office                                            $25,588       84.1%     $38,718        73.0%
Land                                                3,766       12.4        4,194         7.9
Retail                                              1,057        3.5       10,149        19.1
----------------------------------------------------------------------------------------------
Total real estate investments                     $30,411      100.0%     $53,061       100.0%
==============================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS

The details of short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

================================================================================
                                                   2008                  2007
--------------------------------------------------------------------------------
U.S. government and agencies                     $211,605              $      -
Foreign government securities                       9,301                11,565
Domestic corporate securities                       1,001               208,883
Certificates of deposit                             4,381                 9,822
Foreign corporate securities                          800                 2,594
--------------------------------------------------------------------------------
Total short-term investments                     $227,088              $232,864
================================================================================

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships under the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of normal delays in the reporting of results by the partnerships, the Company records its equity interests on a one quarter lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year. Given fourth quarter 2008 market conditions, the Company expects the limited partnerships will report to the Company losses from their fourth quarter operations, which the Company will record in the first quarter of 2009.

The cost and carrying values of limited partnerships were composed of the following as of December 31:

================================================================================================
                                            2008                               2007
                                   Cost        Carrying Value         Cost        Carrying Value
------------------------------------------------------------------------------------------------
Energy funds                     $ 16,189         $ 15,237          $  6,884         $  6,412
Mezzanine                         130,464          125,348            85,829           83,674
Private equity                    151,977          144,290            98,446          106,664
Real estate                        43,087           18,241            26,794           25,081
Other                              31,279           26,568            23,617           23,654
------------------------------------------------------------------------------------------------
Total limited partnerships       $372,996         $329,684          $241,570          $245,485
================================================================================================

The Company funded $177,926 in 2008 and $197,549 in 2007, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

============================================================================================
                                                     2008           2007             2006
--------------------------------------------------------------------------------------------
Gross investment income (loss):
   Debt securities, available for sale             $342,109       $373,268         $366,851
   Equity securities, available for sale             11,865         32,293           25,080
   Mortgage loans                                    46,140         37,732           25,288
   Real estate                                       16,993         19,735           18,680
   Policy loans                                       7,134          7,248            7,200
   Limited partnerships                             (34,941)         1,737           (3,313)
   Derivative financial instruments                     673            229              295
   Short-term investments and other                  12,863         14,565           11,192
--------------------------------------------------------------------------------------------
Total gross investment income                       402,836        486,807          451,273
Investment expenses                                 (30,184)       (35,304)         (32,135)
--------------------------------------------------------------------------------------------
Net investment income                              $372,652       $451,503         $419,138
============================================================================================

Additional net investment income of $7,178 in 2007 and $4,969 in 2006 has been included with the results of discontinued operations. See Note 15.

Limited partnerships generally carry their investments at fair value. Changes in market value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships is highly judgmental given the nature of the investments held by these limited partnerships, the fact that observable market data is frequently not available, and the current illiquid markets. Accordingly, the values assigned are subject to risks of variability. See discussion of "Fair Value Measurement" which is included in this Note.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

NET REALIZED INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

====================================================================================================
                                                          2008              2007             2006
----------------------------------------------------------------------------------------------------
Debt securities:
   Gross gains on sales                             $  41,101            $  18,245         $ 48,631
   Gross losses on sales                              (43,916)             (36,401)         (54,615)
   Maturities and other                               (19,549)              10,988            7,292
   Other than temporary impairment losses            (421,853)            (143,335)          (7,913)
Equity securities:
   Gross gains on sales                                23,690              118,559           50,312
   Gross losses on sales                              (21,929)             (13,880)          (4,056)
   Other                                               (1,436)                (225)            (380)
   Other than temporary impairment losses             (19,182)              (4,966)             (25)
Real estate                                            31,194                1,927                -
Mortgage loans                                         (1,593)               6,441                -
Derivative financial instruments                      (11,866)             (22,278)         (22,752)
Derivative financial instruments - embedded            (5,424)                   -                -
Other                                                 (10,020)              (4,949)           5,855
----------------------------------------------------------------------------------------------------
Net realized investment gains (losses)              $(460,783)           $ (69,874)        $ 22,349
====================================================================================================

Additional net realized investment gains of $19,531 and $298 in 2007 and 2006, respectively, have been reported in the results of discontinued operations; they were recognized by a Canadian property and casualty subsidiary which was sold in 2007. See Note 15.

Proceeds from the sale of debt securities were $1,168,584, $1,812,882 and $3,071,520 in 2008, 2007 and 2006, respectively. Proceeds from the sale of equity securities were $291,771, $494,233 and $310,413 in 2008, 2007 and 2006, respectively.

OTHER THAN TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of the Company's cost the Company monitors the security for impairment. When the fair value drops below 80% of the Company's cost or amortized cost or the potential impairment is greater than $1,000, the Company performs a full analysis to determine if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and will depend on several factors, including:

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

  o The duration and extent to which fair value has been less than book value.

  o The reason for the decline in fair value (credit concerns, interest rates, etc.)

  o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

  o The intent and ability of CUNA Mutual to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

  o The Company's ability to recover all amounts due according to the contractual terms of the agreements. (Investments will be considered impaired when it is probable that amounts due according to contractual terms of the agreements will be uncollectible.)

  o The Company's collateral positions. (The bankruptcy of an issuer will not automatically trigger other-than-temporary impairment if the Company holds sufficient collateral.)

Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of all of the relevant factors including those noted above. These determinations are estimates which are subject to risks and uncertainties of variability. If a security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and the cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recorded if the Company does not expect the fair value of the security to recover to its cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

For certain securitized financial assets with contractual cash flows, Emerging Issues Task Force No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery.
Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

The provision for other-than-temporary impairments in 2008 ($441,035) was substantially larger than the provisions in 2007 ($148,301) and 2006 ($7,938). As shown in the table on the next page the vast majority of the Company's charges for other-than-temporary impairments have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage, asset-backed securities as well as other securities. The significant increase in the provision for these losses over the past three years, and particularly in 2008, is due to a number of significant factors and downward trends in the general economy and financial markets, which have negatively affected the values of virtually all financial investments. The most significant factor contributing to the increased losses in both 2008 and 2007 is the severe decrease in residential real estate values.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2008, 2007 and 2006. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and greater understanding of economic trends develop. However, interpreting the effects and extent of the current market turmoil--particularly the decline in residential home values, the nature and effect of the government's actions, the overall employment trends, and the availability of credit--is a very complex estimation process and the predictive usefulness of historical trends is not known. Consistent with the Company's past practices, additional loss provisions will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional provisions could be material.

The following table identifies the Company's other-than-temporary impairments by type as of December 31:

=============================================================================================
                                                2008                 2007              2006
---------------------------------------------------------------------------------------------
States and political subdivisions            $     (27)           $       -          $      -
Foreign government securities                        -                 (261)               (3)
Domestic corporate securities                  (27,590)              (3,024)              (11)
Mortgage-backed securities:
   Residential mortgage-backed
      Prime                                       (844)                (938)                -
      Alt-A                                   (120,608)             (18,978)             (308)
      Sub-prime                                (59,871)             (76,162)           (6,798)
      Other                                     (3,995)                (974)             (399)
   Commercial mortgage-backed
      Non-resecuritized                              -               (1,900)             (331)
Non-mortgage asset-backed securities
      Collateralized debt obligations         (199,968)             (40,600)              (46)
      Other                                     (1,113)                 (74)              (17)
Foreign corporate securities                    (7,837)                (424)                -
---------------------------------------------------------------------------------------------
Total debt securities                         (421,853)            (143,335)           (7,913)

Equity securities                              (19,182)              (4,966)              (25)
---------------------------------------------------------------------------------------------
Total other than temporary
   impairment losses                         $(441,035)           $(148,301)         $ (7,938)
=============================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

=========================================================================================
                                                       2008          2007         2006
-----------------------------------------------------------------------------------------
Debt securities                                     $(785,922)    $(238,615)    $ 50,534
Equity securities                                     (66,545)       26,219      134,117
Derivatives                                            56,988        (2,471)        (423)
Deferred policy acquisition cost adjustments           56,740        16,984       (9,992)
Deferred income taxes                                 239,899        66,886      (55,693)
Other, including minority interest                     (6,055)       (4,577)      (5,405)
-----------------------------------------------------------------------------------------
Net unrealized investment gains (losses)            $(504,895)    $(135,574)    $113,138
=========================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008.

=========================================================================================================
                                   Months in Unrealized Loss Position
                           ---------------------------------------------------
                                  Less Than                   Twelve                        Total
                               Twelve Months             Months or Greater           December 31, 2008
--------------------------------------------------------------------------------------------------------
                                         Unrealized               Unrealized                  Unrealized
--------------------------------------------------------------------------------------------------------
Debt securities            Fair Value       Loss      Fair Value     Loss         Fair Value     Loss
--------------------------------------------------------------------------------------------------------
U.S. government
   and agencies            $  255,552     $  2,371     $      -    $      -       $  255,552    $  2,371
States and political
   subdivisions               260,438       20,008        7,192       2,337          267,630      22,345
Foreign government
   securities                  69,088        6,728        9,723         222           78,811       6,950
Domestic corporate
   securities               1,388,306      211,317      114,516      63,985        1,502,822     275,302
Mortgage-backed
   securities:
     Residential
       mortgage-backed        298,682       76,586       78,359     102,061          377,041     178,647
     Commercial
       mortgage-backed        224,478       69,164       45,717      68,062          270,195     137,226
Asset backed non-
   mortgage-backed
   securitites                 86,349       42,886       50,232      86,363          136,581     129,249
Foreign corporate
   securities                 470,093       71,721      103,436      26,064          573,529      97,785
--------------------------------------------------------------------------------------------------------
Total of debt securities    3,052,986      500,781      409,175     349,094        3,462,161     849,875
========================================================================================================
Equity securities             105,827       54,722       23,570      14,545          129,397      69,267
========================================================================================================
Total temporarily
   impaired securities     $3,158,813     $555,503     $432,745    $363,639       $3,591,558    $919,142
========================================================================================================

At December 31, 2008, the Company owned 1,913 debt securities with a fair value of $3,462,161 in an unrealized investment loss position. Of these, 394, with a fair value of $409,175, have been in an unrealized loss position for twelve or more months. The $349,094 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 46.0% price impairment. The price impairment on the remaining 1,519 debt securities is 14.1%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2008 and which are rated "investment grade," is $3,169,522 or 91.5% of the total fair value of all debt securities which reflect an unrealized loss at

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

December 31, 2008. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2008, the Company owned 83 stocks with a fair value of $129,397 in an unrealized loss position. Of these, 18 with a fair value of $23,570 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents a 38.3% price impairment.

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

=============================================================================================================
                                          Months in Unrealized Loss Position
                               ---------------------------------------------------
                                     Less Than                    Twelve                       Total
                                   Twelve Months             Months or Greater          December 31, 2007
-------------------------------------------------------------------------------------------------------------
                                             Unrealized                 Unrealized                 Unrealized
Debt securities                Fair Value       Loss      Fair Value       Loss       Fair Value      Loss
-------------------------------------------------------------------------------------------------------------
States and political
  subdivisions                 $   79,722     $  1,440     $  1,078       $    10     $   80,800     $  1,450
Foreign government
  securities                      114,226        2,516       28,119           296        142,345        2,812
Domestic corporate
  securities                      900,040       36,049      155,098         8,515      1,055,138       44,564
Mortgage-backed
  securities:
     Residential
       mortgage-backed            567,286      149,644      273,694        33,913        840,980      183,557
     Commercial
       mortgage-backed            262,192       24,704      109,657        10,509        371,849       35,213
Asset backed non-
  mortgage-backed
  securitites                     163,579        2,110        8,086           411        171,665        2,521
Foreign corporate
  securities                      367,652       20,127       87,007        10,852        454,659       30,979
-------------------------------------------------------------------------------------------------------------
Total of debt securities        2,454,697      236,590      662,739        64,506      3,117,436      301,096
=============================================================================================================
Equity securities                 147,412       10,596       24,030           270        171,442       10,866
=============================================================================================================
Total temporarily
  impaired securities          $2,602,109     $247,186     $686,769      $ 64,776     $3,288,878     $311,962
=============================================================================================================

At December 31, 2007, the Company owned 955 debt securities with a fair value of $3,117,436 in an unrealized investment loss position. Of these, 162, with a fair value of $662,739, have been in an unrealized loss position for twelve or more months. The $64,506 unrealized loss for debt securities with

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

a loss period twelve months or greater represents an aggregate 8.9% price impairment. The price impairment on the remaining 800 debt securities is 8.8%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2007 and which are rated "investment grade," (as defined previously), was $2,808,191, or 90.1% of the total fair value of all debt securities which reflect and unrealized loss at December 31, 2007.

At December 31, 2007, the Company owned 58 stocks with a fair value of $171,442 in an unrealized loss position. Of these, five with a fair value of $24,030 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents less than a one percent price impairment.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2008. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown are the number of structured securities involved.

=======================================================================================================
                                                         Fair Value By Percent of Impairment
                                           ------------------------------------------------------------
                           Amortized                                                           Greater
                             Cost            Total     Under 20%       20-49%       50-80%     than 80%
-------------------------------------------------------------------------------------------------------
Residential
  mortgage-backed:
    Six months or less     $  177,834      $157,745    $120,796       $ 36,949     $     -      $     -
    Greater than six
      to twelve months        197,435       140,938      46,135         90,984       3,819            -
    Greater than
      twelve months           180,419        78,358      22,868         30,372      19,265        5,853
-------------------------------------------------------------------------------------------------------
Total residential
  mortgage-backed             555,688       377,041     189,799        158,305      23,084        5,853
-------------------------------------------------------------------------------------------------------
  Number of securities                          100          55             30           9            6
Commercial
  mortgage-backed:
    Six months or less        226,524       184,774     155,133         18,329      10,888          424
    Greater than six
      to twelve months         67,119        39,705       6,162         26,147       6,768          628
    Greater than
      twelve months           113,778        45,716      11,499         17,816      10,576        5,825
-------------------------------------------------------------------------------------------------------
Total commercial
  mortgage-backed             407,421       270,195     172,794         62,292      28,232        6,877
-------------------------------------------------------------------------------------------------------
  Number of securities                           72          42             11          12            7
Non-mortgage
  asset-backed securities:
    Six months or less         94,976        71,526      62,639          6,081           -        2,806
    Greater than six
      to twelve months         34,259        14,823           -          9,791       3,529        1,503
    Greater than
      twelve months           136,595        50,232      19,735          9,033      16,501        4,963
-------------------------------------------------------------------------------------------------------
Total non-mortgage
  asset-backed securities     265,830       136,581      82,374         24,905      20,030        9,272
-------------------------------------------------------------------------------------------------------
  Number of securities                           55          30              4          10           11
Total:
  Six months or less          499,334       414,045     338,568         61,359      10,888        3,230
  Greater than six
    to twelve months          298,813       195,466      52,297        126,922      14,116        2,131
  Greater than
    twelve months             430,792       174,306      54,102         57,221      46,342       16,641
-------------------------------------------------------------------------------------------------------
  Total                    $1,228,939      $783,817    $444,967       $245,502     $71,346      $22,002
=======================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk. The Company's largest ten exposures by fair value to a single credit exposure, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2008 are as follows:

======================================================================================================
                                                          Average          Amortized
December 31, 2008                                      Credit Rating         Cost           Fair Value
------------------------------------------------------------------------------------------------------
Spartech Corporation                                        BBB-            $ 35,000         $ 30,041
American Capital Strategies                                 BBB               31,279           28,466
JP Morgan Mortgage Trust 2005-S3                            AAA               24,818           19,090
Cattles PLC                                                 BBB               20,000           18,549
Dupont E I Nemours & Company                                 A                20,444           18,456
GMAC Mortgage Corporation 2005-JI                           AAA               19,953           17,354
LB-UBS Commercial Mortgage Trust 2001-C7                    AAA               17,732           17,009
RREEF America II                                             A-               19,000           16,769
Bank of America Alternative 2005-6                          AAA               25,248           16,485
Verizon Wireless Inc.                                        A                14,867           16,409
------------------------------------------------------------------------------------------------------
                                                                            $228,341         $198,628
======================================================================================================

The Company's largest ten unrealized loss positions, at December 31, 2008 are as follows:

====================================================================================================
December 31, 2008                                  Amortized Cost     Fair Value     Unrealized Loss
----------------------------------------------------------------------------------------------------
Countrywide Alternative Loan T 2005-46CB              $ 16,571          $ 4,463        $ (12,109)
Preferred Term XXIV                                     12,384            1,576          (10,808)
Credit Suisse 2006-OMA                                  13,129            2,518          (10,611)
Popular ABS Mortgage 2005-6                             12,000            1,476          (10,524)
Countrywide Alternative Loan 2005-57CB                  12,068            1,759          (10,308)
G-Force LLC 2005 RR2                                    20,059            9,935          (10,124)
Morgan Stanley Managed ACES 2007-11A                     9,968              200           (9,768)
Washington Mutual 2005-AR15                             10,184              927           (9,257)
Bank of America Alternative 2005-6                      25,248           16,485           (8,763)
Alesco Preferred Funding 10X                            10,064            1,414           (8,650)
----------------------------------------------------------------------------------------------------
                                                      $141,675          $40,753        $(100,922)
====================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

SECURITIES LENDING AGREEMENTS

The Company and certain of its subsidiaries were party to securities lending agreements until October 2008 when the Company and its subsidiaries discontinued its participation in these lending agreements. Prior to the discontinuance of the program, unrelated parties could borrow debt securities from the Company and were required to deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitored the collateral position daily and additional collateral was obtained if the market value of the collateral fell below 102% of the market value of the loaned securities. The Company remained the beneficial owner and the loaned securities were reported with debt securities on the consolidated balance sheets. At December 31, 2007, the fair value of securities loaned by the Company totaled $236,514.

The majority of collateral received was invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The cash flow changes related to securities lending activities are included in the investing section of the consolidated statements of cash flow. The fair value of collateral held was $243,845 at December 31, 2007, of which $47,283 was not available for investment by the Company and is not reflected in the consolidated balance sheets. The Company earned income from the cash collateral or received a fee from the borrower.

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency and market risks; and to manage exposure to various equity and fixed income market sectors.

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2008:

====================================================================================================
                                               Carrying       Notional           Fair Value
           December 31, 2008                    Value          Amount        Assets      Liabilities
----------------------------------------------------------------------------------------------------
Financial futures                              $(14,227)      $304,678       $   115       $14,342
Cross currency swaps                              8,352         37,989         8,352             -
Purchased option contracts                       11,737        280,733        11,737             -
Written option contracts                         (8,902)         2,808             -         8,902
----------------------------------------------------------------------------------------------------
Total derivative financial instruments         $ (3,040)      $626,208       $20,204       $23,244
====================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2007:

=====================================================================================================
                                                Carrying      Notional             Fair Value
           December 31, 2007                     Value         Amount          Assets     Liabilities
-----------------------------------------------------------------------------------------------------
Financial futures                               $  1,053      $142,418        $ 1,356       $   303
Currency forwards                                    (24)        1,967              4            28
Cross currency swaps                              (1,491)       37,989            197         1,687
Interest rate swaps                               (2,388)       29,000              -         2,388
Purchased option contracts                        17,155       233,430         17,155             -
Written option contracts                         (10,113)       (4,238)             -        10,114
-----------------------------------------------------------------------------------------------------
Total derivative financial instruments          $  4,192      $440,566        $18,712       $14,520
=====================================================================================================

Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2008 and 2007. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. Based on this assessment of effectiveness, the foreign net investment hedge using short foreign currency futures contracts were effective in 2008 and 2007.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment gains (losses).

Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2008 and 2007. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment gains (losses) with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in net realized investment gains (losses).

Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive loss to an extent it is effective. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains (losses). Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2008 and 2007.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In 2008, the Company entered into interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged instruments. Based on this assessment of effectiveness, the cash flow hedges were highly effective in 2008. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive loss was adjusted to the lesser of the actual swap fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive loss was limited to the hypothetical swap's fair value, the difference was recorded in net realized investment gains (losses). The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged instruments. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

In 2007, the Company designated its interest rate swaps as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2007. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

The Company also purchases over-the-counter call options to mitigate the risk of returns offered to policyholders who purchase equity indexed annuities. Net gains (losses) of ($13,823), $459 and $2,084 were recorded to net realized investment gains (losses) in 2008, 2007 and 2006, respectively.

The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives and the offset of the hedged item in an effective hedge for the years ended December 31:

=========================================================================================================
                                                                     2008          2007           2006
---------------------------------------------------------------------------------------------------------
Net investment income, reclassed from
  accumulated other comprehensive income (loss):
    Cross currency swaps, cash flow hedge                          $      -      $ (2,208)       $      -
    Interest rate swaps, cash flow hedge                                317           148               -
---------------------------------------------------------------------------------------------------------
Total derivatives reclassed to net investment income                    317        (2,060)              -
---------------------------------------------------------------------------------------------------------
Net realized investment gains (losses):
  Currency futures, fair value hedge                                 13,245       (10,065)        (19,491)
  Currency futures, ineffectiveness in hedge                            307          (268)           (207)
  Currency futures, non-qualifying                                    1,271       (10,377)         (4,860)
  Currency forwards, non-qualifying                                     (14)         (171)           (144)
  Equity futures, non-qualifying                                    (10,736)          333               -
  Interest rate swaps, fair value hedge                              (1,706)       (1,927)              -
  Interest rate swaps, ineffectiveness in hedge                        (366)         (173)              -
  Interest rate swaps, non-qualifying                                     -             -            (190)
  Options, non-qualifying                                           (13,867)          370           2,140
---------------------------------------------------------------------------------------------------------
Total net realized investment gains (losses) on derivatives         (11,866)      (22,278)        (22,752)
---------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss):
  Currency futures, net investment hedge                             44,525        (1,783)           (711)
  Cross currency swaps, cash flow hedge                               9,843        (3,896)            288
  Interest rate swaps, cash flow hedge                                5,408         1,571               -
---------------------------------------------------------------------------------------------------------
Total accumulated other comprehensive
  income (loss) on derivatives                                       59,776        (4,108)           (423)
---------------------------------------------------------------------------------------------------------
Total derivative impact                                            $ 48,227      $(28,446)       $(23,175)
=========================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table presents the components of accumulated other comprehensive loss, before income tax, related to cash flow hedges as of December 31:

======================================================================================================
                                                                    2008           2007          2006
------------------------------------------------------------------------------------------------------
Unrealized loss on derivatives included in accumulated
  other comprehensive loss as of January 1                         $(2,471)       $  (423)       $   -
Gains (losses) deferred in accumulated other comprehensive
  loss on the effective portion of cash flow hedges                 59,776         (4,108)        (423)
Amounts reclassified to net investment income                         (317)         2,060            -
------------------------------------------------------------------------------------------------------
Unrealized gain (loss) on derivatives included in accumulated
  other comprehensive loss as of December 31                       $56,988        $(2,471)       $(423)
======================================================================================================

In 2009 the Company estimates that $1,031 will be reclassed from accumulated other comprehensive loss to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2008. The Company is hedging its exposure to the variability in future cash flows for a maximum of 11 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have little or no counterparty risk.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

================================================================================
                                                         2008             2007
--------------------------------------------------------------------------------
Equity indexed annuities                                $20,272          $22,627
Guarantees on variable annuities                          8,851            1,180
--------------------------------------------------------------------------------
Total embedded derivatives                              $29,123          $23,807
================================================================================

The following table presents changes in fair value related to embedded derivatives for the years ended December 31:

=====================================================================================
                                                        2008        2007        2006
-------------------------------------------------------------------------------------
Net realized investment gains (losses)                 $5,424      $    -      $    -
Interest credited to policyholder account balances          -       1,136       5,204
=====================================================================================

FAIR VALUE MEASUREMENT

The Company adopted SFAS No. 157 effective January 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards.

The Company applied the provisions of SFAS No. 157 in the 2008 consolidated financial statements. In addition to the new disclosures required by SFAS No. 157, the most significant impact was on the calculation of the fair value of derivatives embedded in annuity products. The Company recognized an increase to policyholders' surplus of $809 to reflect the effect of initial adoption of SFAS No. 157 on the fair value of embedded derivatives, net of tax. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments. The Company did not apply SFAS No. 157 to nonfinancial assets and liabilities as permitted by FASB Staff Position No. FAS 157-2.

SFAS No. 157 establishes a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value into three broad levels. In accordance with SFAS No. 157, we have categorized

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

our financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

   o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

   o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,
      (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

   o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

For purposes of applying the provisions of SFAS No. 157, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In periods of market turmoil, such as that existing at year end 2008, the ability to observe prices and inputs may be reduced for many investments, which in turn could cause an investment to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The availability of observable inputs varies by investment. The availability can also be significantly affected by illiquid or disrupted markets such as the market at December 31, 2008. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008.

=================================================================================================
                                                                                     Total
Assets, at fair value                   Level 1       Level 2      Level 3      December 31, 2008
-------------------------------------------------------------------------------------------------
Cash equivalents                      $   69,533    $        -     $      -        $   69,533
Debt securities:
  U.S. government and agencies           375,226        82,911            -           458,137
  States and political subdivisions            -       327,685            -           327,685
  Foreign government securities                -       254,953        1,103           256,056
  Domestic corporate securities                -     2,029,126       76,822         2,105,948
  Mortgage-backed securities:
    Residential mortgage-backed                -       549,078      369,621           918,699
    Commercial mortgage-backed                 -       286,211       51,729           337,940
  Non-mortgage
    asset-backed securities                    -       119,325       52,035           171,360
  Foreign corporate securities                 -       731,112       24,195           755,307
-------------------------------------------------------------------------------------------------
    Total debt securities                375,226     4,380,401      575,505         5,331,132

Equity securities                        189,408         4,153       23,369           216,930
Mortgage loans                                 -             -       55,767            55,767
Short-term investments                   225,617         1,471            -           227,088
Student loans receivable                       -             -        8,159             8,159
Derivative assets                        (14,227)       11,187            -            (3,040)
Separate account assets                3,414,109             -            -         3,414,109
-------------------------------------------------------------------------------------------------
   Total assets                       $4,259,666    $4,397,212     $662,800        $9,319,678
=================================================================================================

=================================================================================================
                                                                                      Total
Liabilities, at fair value             Level 1        Level 2      Level 3      December 31, 2008
-------------------------------------------------------------------------------------------------
Derivatives embedded in
  annuity contracts                      $-             $-         $29,123           $29,123
-------------------------------------------------------------------------------------------------
  Total liabilities                      $-             $-         $29,123           $29,123
=================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-MBS/ABS) issued by agencies of the U.S. government. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Derivative assets: Exchange traded derivatives (primarily futures and options) that are actively traded and are valued based on quoted prices for identical instruments in markets that are active. Other derivatives are reported in Level 2, as their fair value is based on inputs that are not directly observable and based on certain valuation inputs.

Separate account assets: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Level 2 Measurements
--------------------
U.S. Government and agencies: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian sovereign and provincial debentures and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Non-mortgage asset-backed securities: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives used for hedging purposes. Valuation inputs having a material effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets. Exchange-traded derivatives are reported in Level 1.

Level 3 Measurements
--------------------
Foreign government securities: Valued based on unobservable inputs such as quoted prices for similar assets in markets that may not be active.

Domestic corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Commercial mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Non-mortgage asset-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Foreign corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, non-publicly traded: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: Consists of commercial mortgage loans; valuation is based on the loan interest rate compared to published rates of similar loans based on type, duration (including prepayment positions), and interest rate and by considering collateral values and credit risk of the borrower.

Student loans receivable: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Derivatives embedded in annuity contracts: The Company offers certain variable annuity products with guaranteed minimum benefit riders. These include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity indexed annuities also contain an embedded derivative, the option on a stock index. Changes in fair value are reported in net realized investment gains (losses).

The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. In 2007, a risk neutral valuation methodology was used under which the cash flows from the riders were projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS No. 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

fluctuations in the fair value of the riders that could materially affect net income. See Embedded Derivatives within this Note for the 2008 impact to net income.

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy:

========================================================================================================================

                                             Total Realized/Unrealized
                                             Gain (Loss) Included in:
                                             -------------------------
                                                                                 Net
                                 Balance                       Other          Purchases,                      Balance
                                January 1,                  Comprehensive    (Sales) and     Transfer in    December 31,
                                  2008        Earnings(1)      Income        (Maturities)     to Level 3       2008(2)
------------------------------------------------------------------------------------------------------------------------
Debt securities                 $213,374       $(198,546)      $16,729         $(16,092)       $560,040       $575,505
Equity securities                 19,404          (1,004)       (9,118)          14,087               -         23,369
Mortgage loans                         -          (3,336)            -           59,103               -         55,767
Student loans receivable               -            (530)            -            8,689               -          8,159
------------------------------------------------------------------------------------------------------------------------
   Total assets                 $232,778       $(203,416)      $ 7,611         $ 65,787        $560,040       $662,800
========================================================================================================================
Derivatives embedded
   in annuity contracts         $ 23,807       $   5,316       $     -         $      -        $      -       $ 29,123
------------------------------------------------------------------------------------------------------------------------
   Total liabilities            $ 23,807       $   5,316       $     -         $      -        $      -       $ 29,123
========================================================================================================================

(1)Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.

(2)There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2008.

FAIR VALUE MEASUREMENT - NONRECURRING BASIS

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances. The Company had no assets or liabilities that required a fair value adjustment as of December 31, 2008.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

FAIR VALUE OPTION AND STUDENT LOANS

As set forth in Note 2 the Company adopted SFAS No. 159 at January 1, 2008. In addition, beginning in the third quarter of 2008 with the Company's initiation of its student lending program, the Company elected the fair value option with respect to all of these loans/receivables to better reflect the economics of this program. The Company expects to securitize these receivables in the future, which are included in other invested assets at December 31, 2008.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the SFAS No. 159 fair value option has been elected at December 31, 2008 are as follows:

===============================================================================================
                                                                               Fair Value Over
                                                            Aggregate         (Under) Aggregate
                                                           Contractual           Contractual
                                                          Principal Amount     Principal Amount
December 31, 2008                           Fair Value      Outstanding          Outstanding
-----------------------------------------------------------------------------------------------
Student loans for which
  fair value option has been elected          $8,343           $8,862               $(519)
===============================================================================================

The fair values of the student loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The change in the fair value of the loans is included in net realized investment gains (losses) in the accompanying consolidated statement of operations. Interest income is recorded on an accrual basis and is included in net investment income. At December 31, 2008 no loan amounts were currently due or past due and no loans were in a nonaccrual status.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2008 and 2007, bonds and notes, mortgage loans and policy loans with a carrying value of $5,133,615 and $4,924,728, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $38,578 and $37,595 were on deposit as of December 31, 2008 and 2007, respectively. The Company has also pledged debt securities to the Federal Home Loan Bank of Des Moines. See Note 12.

The Company entered into a modified coinsurance agreement in 2008. Under the terms of the coinsurance agreement the risk of loss is not sufficiently transferred to the reinsurer. Accordingly, the agreement is accounted for using the deposit method. As part of the agreement the Company is required to maintain certain assets according to guidelines contained in the agreement. These assets are managed

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

according to guidelines contained in the agreement and provide the basis for investment income to be earned and paid to the reinsurer.

ASSET RESTRICTIONS

Certain contract holders' account balances that relate to contracts issued by the Company are legally "separate accounts" but are reported in the consolidated balance sheets as part of general account assets because the Company has retained the risk of investment gains and losses. As a result, debt securities with a market value of $21,000 as of December 31, 2007 were restricted and available only to satisfy the obligations of these contract holders. There were no such similarly restricted assets as of December 31, 2008.

At December 31, 2008 and 2007, $41,506 and $41,243 of securities were held in trust, securing an agreement by the Company's wholly owned subsidiary, CUNA Mutual Investment Corporation, to provide, under certain circumstances, capital support to an unconsolidated subsidiary. See Note 11, Commitments and Contingencies--Capital Support Agreement, for a further description of this arrangement.

--------------------------------------------------------------------------------
4. INCOME TAX
--------------------------------------------------------------------------------

CUNA Mutual and certain of its domestic subsidiaries file a consolidated life-nonlife federal income tax return. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense between CUNA Mutual and its subsidiaries and is based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

================================================================================
                                                 2008          2007       2006
--------------------------------------------------------------------------------
Current tax expense                            $ 10,913      $ 85,638    $44,338
Deferred tax expense (benefit)                  (85,247)      (40,257)    12,690
--------------------------------------------------------------------------------
Total income tax expense (benefit)             $(74,334)     $ 45,381    $57,028
================================================================================

The income tax effects of discontinued operations are shown in Note 15.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Income tax expense (benefit) differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income (loss) from continuing operations before income taxes, equity in income of unconsolidated affiliates and minority interest due to the items listed in the following reconciliation:

===========================================================================================
                                                             2008       2007          2006
-------------------------------------------------------------------------------------------
Tax expense computed at federal corporate tax rate        $(79,861)   $68,769      $ 78,703
Tax-exempt investment income                                (4,511)    (3,869)       (4,047)
Settlement of prior year taxes                                   -     (9,623)      (12,378)
Dividends-received deduction                                (2,761)    (4,972)       (3,982)
Meals and entertainment                                        986        869           749
Investments held for sale                                        -          -        (3,151)
Rate differential on dividends
  received from foreign affiliates                           6,268      3,854           308
Foreign operations                                           3,738     (9,785)         (808)
Other, net                                                   1,807        138         1,634
-------------------------------------------------------------------------------------------
Total income tax expense (benefit) on
  continuing operations                                   $(74,334)   $45,381      $ 57,028
===========================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2008 and 2007 are as follows:

==========================================================================================
                                                                  2008              2007
------------------------------------------------------------------------------------------
Deferred tax assets:
  Policy liabilities and reserves                               $141,859          $124,615
  Pension and other employee benefits                             90,350           102,334
  Investments                                                    130,088            14,958
  Unearned revenue                                                49,292            51,210
  Loss reserve discounting                                        11,951            12,215
  Accrued expenses                                                32,445            37,802
  Fixed assets and real estate                                         -             5,714
  Dividends payable to policyholders                              12,517            11,734
  Foreign currency translation                                     9,037            12,275
  Loss carryforwards                                              25,469            12,152
  Unrealized investment losses                                   252,899            66,886
  Other                                                            5,132             3,984
------------------------------------------------------------------------------------------
Gross deferred tax assets                                        761,039           455,879
------------------------------------------------------------------------------------------
  Less: valuation allowance                                       13,000                 -
------------------------------------------------------------------------------------------
Net deferred tax assets                                          748,039           455,879
------------------------------------------------------------------------------------------
Deferred tax liabilities:
  Deferred policy acquisition costs                              164,452           166,479
  Deferred and uncollected premium                                 7,789                 -
  Fixed assets and real estate                                     3,359                 -
  Intangible assets                                               15,450            16,670
  Undistributed net income of unconsolidated affiliates           31,500            32,441
  Other                                                            8,493            12,489
------------------------------------------------------------------------------------------
Gross deferred tax liabilities                                   231,043           228,079
------------------------------------------------------------------------------------------
Deferred tax asset, net                                         $516,996          $227,800
==========================================================================================

SFAS No. 109, "Accounting for Income Taxes", requires a company to determine the need for a valuation allowance for recorded gross deferred income tax assets. All available evidence, both positive

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

and negative, should be considered in making this evaluation. Sources of taxable income available under the tax law to realize these deferred tax assets, which represent a combination of tax benefits associated with temporary differences and carryforwards, include (1) future reversals of existing taxable temporary differences, (2) future taxable income exclusive of reversing temporary differences and carryforwards, (3) taxable income in prior carryback years, and
(4) tax planning strategies. To qualify as a source of taxable income, tax planning strategies must, among meeting other tests, be prudent and feasible.

Forming a conclusion with respect to valuation allowances can be difficult in certain circumstances, including situations where there are significant deferred tax assets related to realized and unrealized capital losses, the benefit of which may ultimately require the realization of future capital gain taxable income during a carryforward period that is limited by tax law. These determinations are ultimately judgments based on an evaluation of the best facts available at the time. The ultimate outcome could vary from the amounts recorded.

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets, including deferred tax assets, aggregating $434,000, that relate to realized and unrealized capital losses recorded in the determination of income and other comprehensive income for financial statement purposes as of December 31, 2008. Included in the $434,000 is approximately $280,000 related to fixed income securities with unrealized losses, for which a valuation allowance is not required as management has the intent and ability to hold these securities to recovery. Based on the Company's evaluation of both the positive and negative evidence and certain identified tax planning strategies, the Company recorded a valuation allowance of $13,000, all of which related to investment capital losses. No valuation allowance was recorded or determined to be required at December 31, 2007. The realization of further investment capital losses in 2009 could generate additional deferred tax assets. Those deferred tax assets, along with the remaining deferred tax assets from December 31, 2008, would be subjected to subsequent determinations of the need for a valuation allowance. The outcome of such future determinations would necessarily be based on the facts and circumstances at that time and cannot be predicted with certainty.

As of December 31, 2008, for income tax purposes the Company had federal capital loss carryforwards of approximately $57,000; the related tax benefits are $20,000. These carryforwards expire in 2012 and 2013. As of December 31, 2008, for income tax purposes the Company had federal operating loss carryforwards of approximately $13,000; the related tax benefits are approximately $5,000. These carryforwards expire in years 2024 through 2026.

The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on undistributed earnings from foreign affiliates since the earnings are intended to be reinvested indefinitely. It is not practical to estimate the amount of additional taxes that might be payable on such undistributed earnings. In 2008, however, the Company established U.S. deferred income taxes of $2,700 related to its investment in a Canadian affiliate.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

=========================================================================================
                                                                   2008            2007
-----------------------------------------------------------------------------------------
Balance at January 1,                                             $55,981         $43,090
  Additions based on tax positions related to the current year      4,526          12,521
  Additions for prior years' tax positions                          7,303             904
  Reductions for prior years' tax positions                          (631)            (56)
  Reductions for settlements                                       (4,657)           (444)
  Reductions for expiration of statutes                               (73)            (34)
-----------------------------------------------------------------------------------------
Balance at December 31,                                           $62,449         $55,981
=========================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2008 and 2007 are $35,500 and $30,700, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The statute of limitations relating to certain tax years may close in 2009. Management does not anticipate that the closing of any statute of limitation will result in a material change in its uncertain tax benefits.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2008 and 2007, the Company recognized approximately $3,273 and ($955) in interest and penalties. The Company had accrued $26,944 and $23,672 for the payment of interest and penalties at December 31, 2008 and 2007, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2005 for CUNA Mutual and subsidiaries and December 31, 2005 for CMLIC and subsidiaries. However, the statutes remain open for years ended before December 31, 2001 for CUNA Mutual and subsidiaries and December 31, 1998 for CMLIC and subsidiaries. The merger of CMLIC into CUNA Mutual was a tax free merger at December 31, 2007 with CUNA Mutual as the survivor. The merger does not affect the possibility of income tax examinations for years prior to the merger for CMLIC.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

In the normal course of business, there are various transactions between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

The Company and Producers Agriculture Insurance Company ("PAIC") are parties to a crop insurance pooling arrangement. CUNA Mutual Investment Corporation ("CMIC"), a wholly-owned subsidiary of the Company, owns 22.4% of PAIC's parent company. All crop insurance business written by the Company is ceded to PAIC. A portion of the pooled premiums is ceded to the Federal Crop Insurance Corporation ("FCIC"). The Company assumed 50% and 40% of the net business after cessions to the FCIC in 2008 and 2007, respectively. The Company has a recoverable of $48,017 and $21,890 from PAIC at December 31, 2008 and 2007, respectively.

In 2006, the Company began offering through a program called the CMG Employee Co-Investment Fund ("Co-Investment plan") the ability for selected senior leaders to participate in a program to invest their personal funds in limited partnerships in which the Company had invested in. This participation came in the form of a percentage share of the underlying investment pool of all of the Company's limited partnership investments. In July 2008, the Company bought out the employee participants in the Co-Investment plan due to the increasing complexity of the program from an administrative and tax perspective for both the Company and the participants. The participants received their net capital contributions through their last statement date of March 31, 2008 and calculated interest on those contributions from inception of their investment through the buyout date. The total distributed back to participants was $2,300 with $189 of that being calculated interest.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. REINSURANCE
--------------------------------------------------------------------------------

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

=========================================================================================================================
                                          2008                            2007                            2006
-------------------------------------------------------------------------------------------------------------------------
                                   Life &      Property &        Life &         Property &        Life &       Property &
                                   Health       Casualty         Health          Casualty         Health        Casualty
                                 Insurance     Insurance       Insurance         Insurance      Insurance       Insurance
-------------------------------------------------------------------------------------------------------------------------
Premiums:
  Direct                        $1,403,946      $605,224       $1,349,783         $535,144      $1,343,151      $499,775
  Assumed from affiliates                -       248,309                -          127,830               -         1,288
  Assumed from
    non-affiliates                  19,814       161,601           14,991          126,131          14,951       111,910
  Ceded to affiliates                    -       (66,857)               -          (32,970)              -             -
  Ceded to non-affiliates         (143,347)      (54,365)        (102,708)         (44,100)       (127,170)      (51,889)
-------------------------------------------------------------------------------------------------------------------------
Net premiums                    $1,280,413      $893,912       $1,262,066         $712,035      $1,230,932      $561,084
=========================================================================================================================
Claims, benefits and losses
incurred:
  Direct                        $  825,005      $325,008       $  855,789         $300,614      $  787,876      $309,086
  Assumed from affiliates                -       203,466                -           93,418               -         2,989
  Assumed from
      non-affiliates                17,045       128,125           15,440           81,059          12,928        77,221
  Ceded to affiliates                    -       (49,828)               -          (30,751)              -             -
  Ceded to non-affiliates          (71,434)      (28,805)         (74,841)         (24,076)        (59,145)      (29,045)
-------------------------------------------------------------------------------------------------------------------------
Net claims, benefits and
losses                          $  770,616      $577,966       $  796,388         $420,264      $  741,659      $360,251
=========================================================================================================================

The balance of reinsurance recoverables at December 31, 2008 and 2007 was $193,788 and $157,609, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risk. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. Based on the Company's evaluation, no allowance for uncollectible reinsurance was recorded at December 31, 2008 or 2007. The Company has a recoverable of $48,017 and $21,890 from PAIC, a related party (see Note
5), at December 31, 2008 and 2007, respectively. The Company also has recoverables of $112,942 and

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

$106,024 from three non-affiliated reinsurers at December 31, 2008 and 2007, respectively. The Company believes there is no significant risk of loss related to these recoverables.

--------------------------------------------------------------------------------
7. DEFERRED POLICY ACQUISITION COSTS
--------------------------------------------------------------------------------

A summary of the policy acquisition costs deferred and amortized is shown in the following table:

=========================================================================================================
                                                            2008                         2007
---------------------------------------------------------------------------------------------------------
                                                   Life and     Property and    Life and     Property and
                                                    Health        Casualty       Health        Casualty
                                                  Insurance      Insurance     Insurance      Insurance
---------------------------------------------------------------------------------------------------------
Balance at beginning of year                      $ 706,486      $ 27,830      $ 632,149       $ 26,626
  Policy acquisition costs deferred                 291,353        69,458        309,440         61,697
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions       (283,154)      (70,988)      (256,467)       (60,881)
  Effect of change in net unrealized gains
    (losses) on securities available for sale        69,084             -         26,976              -
  Impact of foreign exchange                        (32,430)       (1,017)        (5,612)           388
---------------------------------------------------------------------------------------------------------
Balance at end of year                            $ 751,339      $ 25,283      $ 706,486       $ 27,830
=========================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LIABILITY FOR CLAIM RESERVES
--------------------------------------------------------------------------------

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

=============================================================================================================
                                                          2008                               2007
-------------------------------------------------------------------------------------------------------------
                                             Accident and      Property and     Accident and     Property and
                                                Health           Casualty          Health          Casualty
                                              Insurance         Insurance        Insurance        Insurance
-------------------------------------------------------------------------------------------------------------
Balance as of January 1                        $425,032          $458,702         $445,400         $428,753
  Less discontinued operations                        -                 -                -           68,378
  Less experience refunds liability              51,648             3,862           43,513                -
  Less reinsurance recoverables                   5,805            90,256            5,183           51,849
-------------------------------------------------------------------------------------------------------------
Net balance as of January 1                     367,579           364,584          396,704          308,526
-------------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
  recoverable, related to:
    Current year                                236,681           641,066          254,619          461,550
    Prior years                                 (26,936)          (63,100)         (45,096)         (41,286)
-------------------------------------------------------------------------------------------------------------
Total incurred                                  209,745           577,966          209,523          420,264
-------------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
  recoverable related to:
    Current year                                 82,406           359,747           82,159          231,799
    Prior years                                 152,681           165,238          156,489          132,407
-------------------------------------------------------------------------------------------------------------
Total paid                                      235,087           524,985          238,648          364,206
-------------------------------------------------------------------------------------------------------------
Net balance at December 31                      342,237           417,565          367,579          364,584
  Plus experience refunds liability              50,664             5,241           51,648            3,862
  Plus reinsurance recoverables                   6,277            76,355            5,805           90,256
-------------------------------------------------------------------------------------------------------------
Balance at December 31                         $399,178          $499,161         $425,032         $458,702
=============================================================================================================

The liability for claim reserves from prior years decreased by $26,936 and $45,096 for accident and health products in 2008 and 2007, respectively. For property and casualty products, the decreases were $63,100 and $41,286 in 2008 and 2007, respectively. The experience improvements, as determined by actuarial analysis, can be generally attributed to loss mitigation efforts, and the benefit resulting from implementation of claim handling best practices.

For accident and health products, the 2008 and 2007 decreases in claim reserves primarily relates to better experience in both group and credit disability products.

For property and casualty products, the significant decreases in 2008 and 2007 relates to improvements from losses associated with fraudulent use of credit and debit cards issued by credit unions, which were in part covered by fidelity bond insurance issued by the Company. Smaller favorable development in certain other property and casualty lines was offset by adverse experience in workers compensation.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. BENEFIT PLANS
--------------------------------------------------------------------------------

The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of The CUMIS Group, Ltd., a holding company for the Canadian insurance operations, which is owned 87% by CUNA Mutual, and the employees of Lending Call Center Services, LLC, a 100% owned subsidiary of the Company. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. $231,772 and $448,033 of the United States benefit plan assets shown in the table below, at December 31, 2008 and 2007, respectively, are invested in the Ultra Series Fund, a family of mutual funds which is managed by a wholly-owned investment advisor.

The CUMIS Group, Ltd. maintains a noncontributory defined benefit pension plan, which covers substantially all of its employees, and two contributory defined benefit pension plans. Retirement benefits are based on length of service and final average earnings.

The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Effective December 31, 2008 retiree health benefits were eliminated for all non represented employees and those represented employees who had retired prior to June 1, 2005. As discussed in greater detail below, the effect of eliminating these benefits was a pre-tax increase to 2008 income of $121,823.

The measurement date for all benefit plans is December 31.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Amounts recognized in accumulated other comprehensive income as of December 31, 2008 and 2007 are as follows:

===============================================================================================
                                                                            2008         2007
-----------------------------------------------------------------------------------------------
Net transition obligation                                                $ (1,564)     $ (2,777)
Net prior service costs                                                       (46)      (21,804)
Net actuarial loss                                                        183,368       115,830
------------------------------------------------------------------------------------------------
Total recognized in accumulated other comprehensive loss, before tax      181,758        91,249
Tax expense                                                                68,043        32,059
------------------------------------------------------------------------------------------------
Total recognized in accumulated other comprehensive loss, net of tax     $113,715      $ 59,190
================================================================================================

The estimated net actuarial loss and prior service cost for the postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2009 are $11,250 and ($450), respectively.

The following table summarizes information about the plans at December 31:

================================================================================================
                                          Pension Benefits         Other Postretirement Benefits
                                       2008              2007          2008             2007
------------------------------------------------------------------------------------------------
Fair value of plan assets           $ 433,358         $ 635,670      $  6,625        $   8,918
Benefit obligation                   (632,847)         (719,407)      (48,015)        (196,971)
------------------------------------------------------------------------------------------------
Net liability recognized in the
   consolidated balance sheet       $(199,489)        $(83,737)      $(41,390)       $(188,053)
================================================================================================

The accumulated benefit obligations for the Company's defined benefit pension plans were $556,612 and $622,782 at December 31, 2008 and 2007, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table provides information for the plans for the years ended December 31:

====================================================================================================
                                          Pension Benefit                      Other Benefits
                                   2008        2007         2006       2008         2007       2006
====================================================================================================
Pension benefits:
   Employee contributions        $     -     $     -      $   422    $     -      $     -    $     -
   Employer contributions          9,807      11,980       71,955      8,243        6,406      6,921
   Benefit payments               40,783      45,103       49,450      8,002        6,406      6,921
   Net periodic benefit cost      13,308      22,193       33,525     12,107       11,387     10,075
   Settlement gain                     -           -            -     75,101            -          -
   Curtailment gain                    -           -            -     46,722        6,573          -
----------------------------------------------------------------------------------------------------

The postretirement benefit costs for 2008 include recognition of a curtailment gain of $46,722. This curtailment gain is the result of the suspension of the Company's retiree health benefits for employees not represented under a collective bargaining agreement, effective December 31, 2008. Subsequently, retiree health benefits were eliminated for those non-represented employees and retirees as well as represented employees who retired prior to June 1, 2005. This resulted in a settlement gain of $75,101 recorded as a reduction to 2008 operating expenses in the consolidated 2008 statement of operations.

The postretirement benefit costs for 2007 include recognition of a curtailment gain of $6,573. This curtailment gain is the result of the termination of a significant number of employees covered under the plan as the result of the Company's outsourcing effort that began in 2005. Termination dates for the impacted employees ended in 2007, which triggered the recognition of the curtailment gain.

The 2007 curtailment was net of $3,329, which is the amount the Company recognized for the implementation of SFAS No. 158. This reduction was for the elimination of prior service costs related to the curtailment that were recognized as a part of the curtailment gain in postretirement benefit costs.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

====================================================================
                                                   2008       2007
--------------------------------------------------------------------
Projected benefit obligation                     $588,890   $128,362
Accumulated benefit obligation                    522,660    113,709
Fair value of plan assets:
   Debt securities                               $245,550   $ 50,614
   Equity securities                              118,439     27,890
   All other investments                           25,434      3,667
--------------------------------------------------------------------
Total fair value of plan assets                  $389,423   $ 82,171
====================================================================

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

====================================================================
                                                     2008      2007
--------------------------------------------------------------------
Discount rate                                        5.76%     5.62%
Expected long-term rate of return on plan assets     7.87%     7.91%
Assumed rate of compensation                         4.13%     4.89%
====================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 11.2% reducing to 3.6% by 2077. The discount rate used in determining the accumulated postretirement benefit obligation is 6.8% and 5.6% for 2008 and 2007 respectively.

The CUMIS Group Ltd.'s actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

====================================================================
                                                     2008      2007
--------------------------------------------------------------------
Discount rate                                        7.50%     5.75%
Expected long-term rate of return on plan assets     6.66%     7.13%
Assumed rate of compensation                         4.25%     4.25%
====================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation for The CUMIS Group Ltd is 8.0% reducing to 5.0% by 2011. The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% for 2008 and 5.8% for 2007.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2008 was a reduction of the postretirement benefit cost of $2,388 including $938 related to service cost, $1,266 related to interest cost and $184 related to recognized net actuarial gain/loss. Comparable figures for 2007 were a reduction of the postretirement benefit cost of $2,945 including $1,192 related to service cost, $1,482 related to interest cost and $271 related to recognized net actuarial gain/loss. The subsidy reduced the 2008 accumulated postretirement benefit obligation by $4,500 compared to $22,870 in 2007. Subsidies received in 2008 and 2007 amounted to $489 and $416, respectively.

Estimated future benefit payments for the years ended December 31 are as follows:

========================================================================================
                                                        Other       Other        Other
                                                      Benefits     Benefits     Benefits
                                       Pension         Before      Medicare      After
                                       Benefits        Subsidy     Subsidy      Subsidy
----------------------------------------------------------------------------------------
Estimated future benefit payments
   2009                                $ 35,195        $ 1,649       $ 19       $ 1,630
   2010                                  36,297          1,788         27         1,761
   2011                                  38,021          2,069         38         2,031
   2012                                  39,392          2,355         54         2,301
   2013                                  41,073          2,682         71         2,611
   2014-2018                            253,983         22,126        753        21,373
========================================================================================

We anticipate making a minimum contribution of $45,000 in 2009 with future amounts to be determined based on future asset performance and liabilities. For other benefits, the employer contribution will be equivalent to the estimated 2009 benefits.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

CUNA Mutual's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

=========================================================
                                                 Target
                          2008       2007      Allocation
---------------------------------------------------------
Asset category
   Equity securities      33.1%      62.2%        41.0%
   Debt securities        60.6       33.1         59.0
   Other investments       6.3        4.7            -
---------------------------------------------------------
   Total                 100.0%     100.0%       100.0%
=========================================================

The CUMIS Group Ltd.'s pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

=========================================================
                                                 Target
                          2008       2007      Allocation
---------------------------------------------------------
Asset category
   Equity securities      54.8%      53.8%       55.0%
   Debt securities        38.4       40.6        45.0
   All other               6.8        5.6           -
--------------------------------------------------------
   Total                 100.0%     100.0%      100.0%
========================================================

CUNA Mutual and CUMIS Group Ltd. invest the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $6,235 and $14,830 at December 31, 2008 and 2007, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2008, 2007 and 2006 were $13,884, $13,058 and $12,973 respectively.

BENEFIT PLANS FUNDED WITH RABBI TRUSTS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $64,340 and $69,301 as of December 31, 2008 and 2007, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts held in the Rabbi trusts were $55,105 and $68,817 at December 31, 2008 and 2007, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

--------------------------------------------------------------------------------
10. STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS
--------------------------------------------------------------------------------

The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and its insurance subsidiaries are subject to regulations relating to payment of dividends. Generally, ordinary dividends, including those to the parent, must be reported to the Iowa Department of Commerce, Insurance Division ("Insurance Department") within five days following the declaration and can not be paid until at least 14 days after such notice is given. The Company must notify the Insurance Department at least 30 days in advance of payment of extraordinary dividends, as defined by Iowa statutes, and those dividends must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions. CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc. and MEMBERS Life Insurance Company ("MEMBERS") have dividend restrictions at December 31, 2008 of $43,385, $4,151 and $723, respectively. MEMBERS, through its parent company, paid the Company $15,000 in return of capital in 2008; this return of capital was eliminated in consolidation.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2008, the Company and its insurance affiliates' adjusted surplus exceed the minimum requirements.

CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the amount of admitted deferred tax assets, the carrying value of mortgage insurance affiliates, the carrying value of fixed maturity securities held in the separate account which support certain funding agreements and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased reported statutory surplus by $162,628 as of December 31, 2008 and $115,641 as of December 31, 2007.

Unaudited statutory-basis net income (loss) of CUNA Mutual was ($37,828), $10,605 and $71,433 for the years ended December 31, 2008, 2007 and 2006, respectively. Unaudited statutory-basis surplus was $985,178 and $1,035,435 at December 31, 2008 and 2007, respectively.

--------------------------------------------------------------------------------
11. COMMITMENTS AND CONTINGENCIES
--------------------------------------------------------------------------------

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

=====================================================
                                 2008          2007
-----------------------------------------------------
Limited partnerships           $260,629      $336,237
Mortgage loans                        -        55,700
Student loan receivables          2,324             -
Bank loans                        2,945             -
=====================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

Student loan commitments represent additional loan purchases after year end related to disbursements to borrowers on loans approved prior to year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $2,327 and $3,022 at December 31, 2008 and 2007, respectively. These obligations are included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capital lease obligations is included in depreciation expense.

At December 31, 2008, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $32,020 of which $9,653 is due in 2009, $5,568 in 2010, $3,468 in 2011, $2,069 in 2012, and $11,262 in
2013 and thereafter. Rental expense included in the Company's results of operations amounted to $16,794, $16,496 and $17,814 in 2008, 2007 and 2006,
respectively.

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2008 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $3,760 and $4,899 at December 31, 2008 and 2007, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $2,582 and $3,564 at December 31, 2008 and 2007, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CAPITAL SUPPORT AGREEMENT

CUNA Mutual Investment Corporation, a wholly-owned subsidiary of the Company, owns 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% of CMG is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. In 2008, PMI and CMIC executed a capital support agreement whereby the parties agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 19 to 1. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. At December 31, 2008, the statutory risk-to-capital ratio for CMG was 16 to 1. The carrying value of securities owned by CUNA Mutual and held in a trust pursuant to this agreement, was $41,506 and $41,243 as of December 31, 2008 and 2007, respectively. In the event that CMIC needs funds to meet the terms of the agreement, CMIC may draw such funds from this trust. See
Note 3.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

OTHER CONTINGENCIES

The Company has a 50% interest in a joint venture. The Company's share of operating results of the joint venture for 2008 was $1,549. In accordance with the joint venture agreement, the Company's partner in the joint venture provided the Company notice that it was exercising its contractual option to "put" its 50% interest to the Company. The transaction price is based on fair value as determined by the terms of the joint venture agreement. Negotiations are ongoing. The Company does not expect that the amount of the future buy-out will have a material impact on the Company's financial statements.

Various legal and regulatory actions, including state market conduct exams, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

--------------------------------------------------------------------------------
12. NOTES PAYABLE
--------------------------------------------------------------------------------

CUNA Mutual entered into a $255,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank in 2008. A facility fee of .08% per year on the committed principal is assessed. Interest on amounts borrowed will vary based on certain benchmark interest rates. The Company is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2008 the Company was in compliance with all of these covenants. As of December 31, 2008 the Company had borrowed $100,000 in two separate borrowings of $50,000 in September 2008 and December 2008. Interest is being accrued at the London InterBank Offered Rate ("LIBOR") plus 27 basis points and is due at maturity or quarterly, whichever is first. The rate is 3.4% for the September borrowing and 2.1% for the December borrowing. The Company is also charged a commitment fee should the total borrowing exceed 50% of the credit facility. The credit facility expires in February, 2011.

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB) that were entered in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company would be

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

entitled to borrow from the FHLB if the Company purchased FHLB common stock and provided securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings during 2008 and 2007 was calculated daily at floating rates that ranged from 2.24% to 2.63% in 2008 and 4.04% to 5.73% in 2007. As of December 31, 2008 the Company owned $11,597 of FHLB common stock, but did not have any pledged securities or outstanding borrowings under these arrangements.

Borrowings from the FHLB are typically used for short-term cash flow management and are typically settled within one month.

--------------------------------------------------------------------------------
13. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
--------------------------------------------------------------------------------

The components of accumulated other comprehensive income (loss) are as follows:

===========================================================================================================================
                                                                                                               Accumulated
                                                          Foreign currency     Unrealized        Minimum          other
                                                             translation       investment        pension      comprehensive
                                                           gains (losses)    gains (losses)     liability     income (loss)
---------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2006                                   $  5,229          $ 113,138        $  (4,312)      $ 114,055
   Foreign currency translation, net of tax - ($1,601)         33,331               -                -             33,331
   Unrealized holding losses, net of tax - ($125,535)             -             (248,712)            -           (248,712)
   Minimum pension liability adjustment,
      net of tax - $1,975                                         -                 -               3,667           3,667
   Cumulative effect of change in accounting for
      pension obligations, net of tax - ($32,059)                 -                 -             (59,190)        (59,190)
---------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007                                     38,560           (135,574)         (59,835)       (156,849)
   Foreign currency translation, net of tax - $3,239          (18,595)              -                -            (18,595)
   Unrealized holding losses, net of tax - ($176,679)             -             (369,321)            -           (369,321)
   Minimum pension liability adjustment,
      net of tax - ($31,628)                                      -                 -             (55,878)        (55,878)
===========================================================================================================================
BALANCE, DECEMBER 31, 2008                                   $ 19,965          $(504,895)       $(115,713)      $(600,643)
===========================================================================================================================

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. FAIR VALUE MEASUREMENT OF OTHER FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

Certain financial instruments, investments accounted for using the equity method, and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Cash, Short-term Investments, and Accrued Investment Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts in the general account and deposit-type contracts in the general and separate accounts. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies. This methodology while theoretically valid and consistent with industry practice produces lower than expected fair values at December 31, 2008. This anomaly is mainly attributable to the large illiquidity premium embedded in the insurance company cost of funds spread used for discounting. In a few cases where liability cash flows are not available, fair value was assumed to equal statutory book value.

Notes Payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate Account Liabilities: Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The carrying amounts and estimated fair values of the Company's financial instruments not disclosed in the section above at December 31 are as follows:

============================================================================================
                                                2008                         2007
                                       Carrying      Estimated       Carrying     Estimated
                                        Amount      Fair Value        Amount      Fair Value
--------------------------------------------------------------------------------------------
Financial instruments
  recorded as assets:
     Mortgage loans                   $  760,902   $   749,188      $  642,804    $  657,409
     Policy loans                        104,775       104,775         105,136       105,136
     Cash                                209,322       209,322         607,209       607,209
     Accrued investment
        income                            74,565        74,565          73,329        73,329

Financial instruments
  recorded as liabilities:
     Investment-type contracts         3,749,389     2,751,777       3,377,265     3,304,932
        Notes payable                    100,000        85,082               -             -
     Separate account liabilities      3,414,109     3,414,109       5,051,272     5,051,272
============================================================================================

--------------------------------------------------------------------------------
15. DISCONTINUED OPERATIONS
--------------------------------------------------------------------------------

The Company sold certain operations that have been accounted for in the accompanying financial statements as discontinued operations. In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the results of operations and the gain or loss on the sale of the discontinued operations are reported, after applicable taxes, on a one-line basis in the consolidated statements of operations. Prior year consolidated statements of operations have been reclassified to conform to the current year presentation. The consolidated balance sheets of the prior years have not been reclassified to identify the assets and liabilities of these discontinued operations.

The principal components of the discontinued operations relate to three transactions. In 2007, the Company's then 87%-owned Canadian subsidiary sold its wholly-owned property and casualty subsidiary. The Canadian subsidiary recorded $75,260 in proceeds and a $5,091 after-tax gain on the sale. In 2005, the Company sold its mortgage servicing rights and ceased its mortgage banking operations. In connection with this sale the Company concluded in 2006 that it was also necessary to write down a related receivable by $1,012. In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. Subsequent favorable development has been recorded as part of discontinued operations in 2007 and 2006.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

The following table displays the components of discontinued operations for 2007 and 2006.

======================================================================
                                                    2007        2006
----------------------------------------------------------------------
Total revenues                                    $119,186    $96,026
Total expenses                                     104,919     94,374
----------------------------------------------------------------------
Gains from discontinued operations before
   income taxes and non-operating items             14,267      1,652
Gain (loss) on disposal                             10,825       (452)
Gain from favorable loss reserve development         2,728      2,053
Income tax expense                                  (9,945)      (433)
----------------------------------------------------------------------
Gain from discontinued operations, net of tax     $ 17,875    $ 2,820
======================================================================

There are no significant assets or liabilities pertaining to discontinued operations as of December 31, 2008 or 2007.

--------------------------------------------------------------------------------
16. ACQUISITION OF CONTROLLING AND MINORITY INTERESTS
--------------------------------------------------------------------------------

In July 2008 the Company increased its 37.3% ownership of CU System Funds ("CUSF") to a 51.1% ownership when an investor withdrew from the fund. CUSF is a private investment fund which purchases commercial mortgage loans and certain other secured loans originated by credit unions. As a result of this increase in ownership, subsequent to August 1, 2008 CUSF is accounted for on a consolidated basis. Included in the 2008 results of operations and the balance sheet at December 31, 2008 are the following amounts related to CUSF: net realized loss of $1,401, expenses of $468, net loss of $1,869, assets of $60,945, and liabilities of $9,569. Prior to August 2008 the Company accounted for CUSF on the equity method of accounting.

In June 2007, CMIC purchased 100% of the common stock of CU BizSource, LLC from MEMBERS Development Company, LLC ("MDC") for $787 in cash. The Company owns a 49% interest in MDC. Operating results attributable to the Company's increased interested in CU BizSource are included in the statement of operations subsequent to the purchase date. The Company assigned $537 of the purchase price to an intangible asset for a covenant not to compete, which was recorded as an asset by the parent (CMIC) and was being amortized on a pro rata basis over five years. The Company determined that the covenant not to compete was impaired in 2008 and recorded a charge to expense of $376. In addition, goodwill of $1,060 and a note payable of $928 were acquired as part of the transaction. CU BizSource provides certification services and maintains underwriting standards for commercial loans issued by credit unions.

In August 2007 CMIC purchased a 25% minority interest in Producers AG Insurance Group, Inc. ("ProAg") for $12,250 in cash. The Company assigned $6,107 of the acquisition cost to goodwill, which was recorded as part of CMIC's equity in unconsolidated affiliates. In March 2008, the Company sold 2.6% back to ProAg, resulting in no gain or loss. Operating results attributable to the Company's interest in ProAg are accounted for on an equity basis subsequent to the acquisition date. Both the

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

Company and ProAg issue crop insurance policies and participate in a reinsurance pooling agreement. ProAg also acts as a managing general agent for the crop insurance business.

In December 2007, the Company bought the interests of the minority owners of Lending Call Center Services, LLC ("LCCS") for $1,095, generating goodwill of $1,057. Half the purchase price was paid in cash and the remainder is payable in equal installments in December 2008 and 2009. LCCS processes loan applications and handles member service calls for credit unions and other financial institutions.

In May 2005, the Company purchased controlling interest in LCCS. The Company had previously owned 46.2% of the outstanding stock and this transaction increased the ownership percentage to 92.7%. The Company recognized a goodwill impairment loss of $8,268 in 2006, after re-evaluating the strategic intent with respect to LCCS. The Company also recognized an impairment loss of $486 in 2006, representing the unamortized balance of customer lists acquired in 2005.

--------------------------------------------------------------------------------
17. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

In February 2009, the Company purchased all of the limited partnerships from its noncontributory pension trusts for $19,169. These limited partnerships were valued by the pension trusts at $18,346 and had unfunded commitments of $12,712 as of the transaction date.

The Company established a new Bermuda insurance company in March 2009 to act as a reinsurer for crop insurance risks underwritten by a subsidiary. In the event that the new company needs additional capital to meet regulatory minimums, the Company has designated up to $30,000 from the line of credit discussed in Note 12 to be used for such funding. Accordingly, that amount is unavailable for general borrowing purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)   Exhibits

             1.(A) Resolution of the board of directors of CUNA Mutual
                   Insurance Society establishing CUNA Mutual Variable Annuity Account ("Registrant"). Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

               (B) Certified resolution of the board of directors of CUNA
                   Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

             2.    Not Applicable.

             3.(A) Amended and Restated Distribution Agreement Between CUNA
                   Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (B) Amended and Restated Servicing Agreement related to the
                   Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (C) Form of Selling and Services Agreement. Filed herewith.

          4.(A)(i) Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

             (iii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

              (iv) Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 9 to Form N-4 registration statement (File no. 333-116426) with the Commission on September 14, 2007.

               (v) Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (B)(i) Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Fixed Account Endorsement. Form 2006-VAFIXED.
                            Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

             (iii)          Fixed Account Endorsement. Form No.  2006-VAFIXED.
                            Incorporated herein by reference to initial registration statement to Form N-4 registration statement (File No. 333-148426) filed with the Commission on January 2, 2008.

            (C)(i) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated
                   herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Loan Account Endorsement. Form No. 2004-VALOAN.
                            Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (D)(i) Additional Income Option Endorsement. Form No. 2004-VAIO.
                   Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Additional Income Option Endorsement. Form No.
                            2004-VAIO. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (E)(i) 3% Annual Guarantee Death Benefit Rider. Form No.
                   2004-3AG-RV1. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          3% Annual Guarantee Death Benefit Rider. Form
                            No. 2004-3AG-RV1. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (F)(i) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI.
                   Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Earnings Enhanced Death Benefit Rider. Form No.
                            2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (G)(i) Maximum Anniversary Value Death Benefit Rider. Form No.
                   2004-MAV-RVI. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Maximum Anniversary Value Death Benefit Rider.
                            Form No. 2004-MAV-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (H)(i) Change of Annuitant Endorsement. Form 2006-COA. Incorporated
                   herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

              (ii)          Change of Annuitant Endorsement. Form 2006-COA.
                            Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (I)(i) Income Payment Endorsement. Form No. 2004-IPI. Incorporated
                   herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

              (ii)          Income Payment Endorsement. Form No. 2004-IPI.
                            Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (J)(i) Guaranteed Minimum Withdrawal Benefit Rider. Form No.
                   2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

              (ii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

             (iii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to post-effective amendment 9 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (iv) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (K)(i) Guaranteed Minimum Accumulation Benefit Rider. Incorporated
                   herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

              (ii)          Guaranteed Minimum Accumulation Benefit Rider.
                            Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

             (iii)          Guaranteed Minimum Accumulation Benefit Rider.
                            Form No. 2006-GMAB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

              (iv) Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

               (v) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (L)(i) Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

              (ii)          Spouse Beneficiary Death Benefit Rider. Form No.
                            2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (M)(i) Guaranteed Minimum Withdrawal Benefit Rider with Maximum
                   Anniversary Value Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (N)(i) Guaranteed Minimum Withdrawal Benefit Rider with Minimum
                   Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (O)(i) Purchase Payment Credit Benefit Endorsement. Incorporated
                   herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Purchase Payment Credit Benefit Endorsement. Form No. 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

             (iii) Purchase Payment Credit Benefit Endorsement. Form No. 2009-PPC. Filed herewith.

            (P)(i) Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

              (ii)          Spousal Continuation Endorsement. Form No.
                            2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (Q)(i) Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

              (ii)          Change of Annuitant Endorsement. Form No. 2006-COA.
                            Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (R)(i) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

              (ii)          Roth IRA Endorsement. Form No. 2006-VA-Roth.
                            Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (S)(i) Flexible Premium Deferred Variable Annuity with Purchase
                   Payment Credit Benefit - Data Page. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (T)(i) Flexible Premium Deferred Variable Annuity with Purchase
                   Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

              (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (U)(i) Income Later - Guaranteed Lifetime Withdrawal Benefit
                   Rider with Minimum Guarantee Death Benefit. Form No. 2008-ILGLWB-MG. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              (ii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-ILGLWB. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-ILGLWB. Filed herewith.

              (iv) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2009-ILGLWB-MG. Filed herewith.

            (V)(i) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider.
                   Form No. 2008-INGLWB. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              (ii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-INGLWB. Filed herewith.

              (iv) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2009-INGLWB-MG. Filed herewith.

          5.(A)(i) Variable Annuity Application. Incorporated herein by reference to Form N-4 post-effective amendment no. 2
                   (File No. 333-148426) filed with the Commission on August 25, 2008.

              (ii) Variable Annuity Application. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii)          Variable Annuity Application. Filed herewith.

             6.(A) Certificate of Existence of CUNA Mutual Insurance Society.
                   Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (B) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (C) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          7.       Not Applicable.

          8.(A)(i) Fund Participation Agreement between Ultra Series Fund, CUNA
                   Brokerage Services, Inc. and CUNA Mutual Insurance Society dated September 22, 2008. Filed herewith.

              (ii) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

              B(i) Participation Agreement between PIMCO Variable Insurance
                   Trust, Allianz Global Investors Distributors LLC and the
                   CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (ii) Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and the CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (iii) Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (iv) Services Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

            (C)(i) Participation Agreement between AIM Variable Insurance Funds,
                   AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (ii) Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA

                            Brokerage Services, Inc., effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333- 148422) filed with the Commission on April 25, 2008.

             (iii) Amendment No. 2 to the Participation Agreement between AIM Investments and the CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (iv) Distribution Agreement between CUNA Brokerage Services, Inc., and Invesco Aim Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

               (v) Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

              D(i) Participation Agreement between Van Kampen Life Investment
                   Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and the CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (ii) Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and the CUNA Mutual Insurance Society dated June 15, 2008. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (E)(i) Participation Agreement between Oppenheimer Variable Account
                   Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (ii) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (iii) Amendment No. 2 to the Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (iv) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

               (v) Fourth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society Company, effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (vi) Fifth Amendment to Participation Agreement between OppenheimerFunds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

             (vii) Sixth Amendment to Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated herein by reference to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (viii) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds
                            Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Filed herewith.

            (F)(i) Amended and Restated Participation Agreement between Franklin
                   Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (ii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (iii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

              (iv) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

               (v) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

              (vi) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

               (G) Administrative Services Agreement between CUNA Mutual Life
                   Insurance Society and AIM Advisors, Inc. dated October 1, 2002. Filed herewith.

            (H)(i) Administrative Services Agreement between Franklin Templeton
                   Services, LLC and CUNA Mutual Insurance Society dated
                   March 31, 2008. Filed herewith.

              (ii) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Filed herewith.

            (I)(i) Administrative Services Letter Agreement between Van Kampen
                   Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009. Filed herewith.

              (ii) Shareholder Services Agreement between Van Kampen Funds, Inc., and CUNA Mutual Insurance Society dated May 1, 2008. Filed herewith.

               (J) Services Agreement between Pacific Investment Management
                   Company LLC ("PIMCO") and CUNA Mutual Insurance Society effective May 1, 2008. Filed herewith.

            (K)(i) Services Letter Agreement between CUNA Mutual Insurance
                   Society and CUNA Brokerage Services, Inc. dated July 10, 2008. Incorporated herein by reference to post-effective amendment number 44 to Form N-1A (File No. 002-87775) filed with the Commission on April 17, 2009.

           (K)(ii) Services Letter Agreement between MEMBERS Capital Advisors, Inc. and CUNA Mutual Insurance Society dated May 1, 2009. Incorporated herein by reference to post-effective amendment number 44 to Form N-1A (File No. 002-87775) filed with the Commission on April 17, 2009.

                9. Opinion and Counsel from Pamela M. Krill, Esquire.
                   Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

            10.    i) Deloitte & Touche LLP Consent. Filed herewith.
                   ii) KPMG LLP Consent. Filed herewith.
                   iii) Ernst & Young LLP Consent. Filed herewith.

            11.    Not applicable

            12.    Not applicable.

            13. Powers of Attorney. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.
               A.           Power Attorney (Eldon R. Arnold).
               B.           Power Attorney (Loretta M. Burd).
               C.           Power Attorney (William B. Eckhardt).
               D.           Power Attorney (Joseph J. Gasper, Jr.).
               E.           Power Attorney (Bert J. Hash, Jr.).
               F.           Power Attorney (Robert J. Marzec).
               G.           Power Attorney (Victoria W. Miller).
               H.           Power Attorney (C. Alan Peppers).
               I.           Power Attorney (Jeff Post).

               J.           Power Attorney (Randy M. Smith).
               K.           Power Attorney (Farouk D. G. Wang).
               L.           Power Attorney (Larry T. Wilson).
               M.           Power Attorney (James W. Zilinski).

ITEM 25.  DIRECTORS AND OFFICERS OF CUNA MUTUAL INSURANCE SOCIETY

NAME AND PRINCIPAL BUSINESS ADDRESS         POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------         ------------------------------------

Eldon R. Arnold                            Director
5401 West Dirksen Pkwy
Peoria, IL  61607

Loretta M. Burd                            Director & Chairman of the Board
1430 National Road
Columbus, IN  47201

William B. Eckhardt                        Director
4000 Credit Union Drive, #600
Anchorage, AK  99503

Joseph J. Gasper, Jr.                      Director
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                          Director
7 East Redwood Street, 17th Floor
Baltimore, MD  21202

Robert J. Marzec                           Director
Retired

Victoria W. Miller                         Director
One CNN Center
Atlanta, GA  30303

C. Alan Peppers                            Director & Vice Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                                  Director
5910 Mineral Point Road
Madison, WI  53705

Randy M. Smith                             Director
1 Randolph Brooks Parkway
Live Oak, TX  78223

Farouk D.G. Wang                           Director
2525 Maile Way
Honolulu, HI  96822

Larry T. Wilson                            Director
1000 Saint Albans Drive
Raleigh, NC  27609

James W. Zilinski                          Director
700 South Street
Pittsfield, MA  01201

EXECUTIVE OFFICERS
David P. Marks*            CUNA Mutual Insurance Society
                           Executive Vice President and Chief Investment Officer

Gerald Pavelich*           CUNA Mutual Insurance Society
                           Executive Vice President and Chief Finance Officer

David Lundgren*            CUNA Mutual Insurance Society
                           Executive Vice President and Chief Administration and
                           Operations Officer

Jeff Post*                 CUNA Mutual Insurance Society
                           President and Chief Executive Officer

Robert N. Trunzo*          CUNA Mutual Insurance Society
                           Executive Vice President and Chief Operating Officer

*     Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by the CUNA Mutual Insurance Society. The CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or the CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of January 1, 2009

CUNA MUTUAL INSURANCE SOCIETY
STATE OF DOMICILE:  IOWA

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES:

1.       CUNA Mutual Investment Corporation
         State of domicile:  Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

         a.      CUMIS Insurance Society, Inc.
                 State of domicile:  Iowa

                 CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

                 (1)    CUMIS Specialty Insurance Company, Inc.
                        State of domicile:  Iowa

         b.      CUNA Brokerage Services, Inc.
                 State of domicile:  Wisconsin

         c.      CUNA Mutual General Agency of Texas, Inc.
                 State of domicile: Texas

         d.      MEMBERS Life Insurance Company
                 State of domicile: Iowa

         e.      International Commons, Inc.
                 State of domicile: Wisconsin

         f.      CUNA Mutual Insurance Agency, Inc.
                 State of domicile: Wisconsin

         g.      Stewart Associates Incorporated

                 State of domicile: Wisconsin

         h.      CUNA Mutual Business Services, Inc.
                 State of domicile: Wisconsin

         i.      Lending Call Center Services, LLC
                 State of domicile: Delaware

         j.      MEMBERS Capital Advisors, Inc.
                 State of domicile: Iowa
                 MEMBERS Capital Advisors, Inc. is the investment adviser to Registrant

         k.      CMG Co-Investment Fund GP, Inc., General Partner
                 State of domicile: Delaware

         l.      CMG Student Lending Services, LLC
                 State of domicile: Delaware

2.       CUNA Caribbean Insurance Society Limited
         Country of domicile:  Trinidad and Tobago, West Indies

         CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

         a.      CUNA Caribbean Insurance Services Limited
                 Country of domicile:  Trinidad and Tobago, West Indies

3.       CUNA Mutual Australia Holding Company Pty. Ltd. Country of domicile:
         Australia

         CUNA Mutual Australia Holding Company Pty. Ltd. is the owner of the following subsidiaries:

         a.      CUNA Mutual Life Australia, Limited
                 Country of domicile:  Australia

         b.      CUNA Mutual Australia, Ltd.
                 Country of domicile:  Australia

         CUNA Mutual Australia Ltd. is the owner of the following subsidiaries:

                 (1)    CUNA Mutual Insurance Brokers Pty Ltd.
                        Country of domicile: Australia

                 (2) CUNA Mutual Technology Services Australia Pty Ltd. Country of domicile: Australia

                 (3) CUNA Mutual Underwriting [Agencies] Pty Ltd. Country of domicile: Australia

4.       CUNA Mutual Group Holdings Europe, Ltd.
         Country of domicile:  Ireland

         CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

         a.      CUNA Mutual Group Services (Ireland) Limited
                 Country of domicile:  Ireland

         b.      CUNA Mutual Life Assurance (Europe), Limited
                 Country of domicile:  Ireland

         c.      CUNA Mutual Insurance (Europe) Limited
                 (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

         d.      CUNA Mutual Group, Limited
                 Country of domicile: United Kingdom

5.       CMG Servicious de Mexico, S. de R. L. de C.V.
         Country of domicile: Mexico

6.       6834 Hollywood Boulevard, LLC
         State of domicile: Delaware

7.       CMIA Wisconsin, Inc.
         State of domicile: Wisconsin

         CMIA Wisconsin, Inc. is the owner of the following subsidiary:

         a.      League Insurance Agency, Inc.
                 State of domicile: Connecticut

                 League Insurance Agency, Inc. is the owner of the following subsidiary:

                 (1)    Member Protection Insurance Plans, Inc.
                        State of domicile:  Connecticut

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, HAS A PARTIAL OWNERSHIP INTEREST IN THE FOLLOWING:

1.       The CUMIS Group Limited
         87.5% ownership by CUNA Mutual Insurance Society
         Country of domicile:  Canada

         The CUMIS Group Limited is the owner of the following subsidiaries:

         a.      CUMIS Life Insurance Company

                 Country of domicile:  Canada

         b.      CUMIS General Insurance Company
                 Country of domicile:  Canada

         The CUMIS Group Limited is the 50% owner of the following companies:

         a.      Credential Financial, Inc.
                 Country of domicile:  Canada

         b.      CUIS Brokerage Services Limited
                 Country of domicile:  Canada

                 (1)    WESTCU Insurance Services Limited
                        Country of domicile: British Columbia

                 (2)    North Shore Insurance Services Ltd.
                        Country of domicile: Canada

                 (3)    Integris Insurance Services Ltd.
                        Country of domicile: British Columbia

                 (4)    Interior Savings Insurance Services, Inc.
                        Country of domicile: British Columbia

                 (5)    Valley First Insurance Services Ltd.
                        Country of domicile: British Columbia

                 (6)    Coastal Community Insurance Agencies Ltd.
                        Country of domicile: British Columbia

2.       Lenders Protection, LLC
         50% ownership by CUNA Mutual Insurance Society
         State of domicile: Delaware

3.       MEMBERS Development Company, LLC
         49% ownership by CUNA Mutual Investment Corporation
         State of domicile: Wisconsin

         MEMBERS Development Company, LLC, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

         a.      Brightleaf Financial Network, LLC
                 State of domicile: Wisconsin

         b.      Procura, LLC
                 State of domicile: California

4.       MEMBERS Trust Company
         16.4% ownership by CUNA Mutual Insurance Society
         State of domicile:  Florida

5.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         State of domicile:  Wisconsin

6.       CMG Mortgage Assurance Company
         50% ownership by CUNA Mutual Investment Corporation
         State of domicile:  Wisconsin

7.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         State of domicile: Wisconsin

8.       Credit Union Service Corporation
         2.6% ownership by CUNA Mutual Investment Corporation
         State of domicile: Georgia

9.       CUNA Strategic Services, Inc.
         0.13% ownership by CUNA Mutual Insurance Society
         State of domicile: Wisconsin

10.      Producers Ag Insurance Group, Inc.
         22% ownership by CUNA Mutual Investment Corporation
         State of domicile: Delaware

11.      Credit Union Acceptance Company, LLC
         9.56% ownership by CUNA Mutual Insurance Society
         State of domicile: Texas

12.      CM CUSO Limited Partnership
         General partner: CUMIS Insurance Society, Inc.
         State of domicile: Washington

ITEM 27.  NUMBER OF CONTRACTOWNERS

         As of February 28, 2009 there were 2,428 non-qualified contracts outstanding and 4,850 qualified contracts outstanding.

ITEM 28.  INDEMNIFICATION.

         Section 10 of the Amended and Restated Bylaws of CUNA Mutual Insurance Society and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

         (a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Life Insurance Account, MEMBERS Mutual Funds and Ultra Series Fund.

         (b)     Officers and Directors of CUNA Brokerage Services, Inc.

    NAME AND PRINCIPAL              POSITIONS AND OFFICE WITH UNDERWRITER
     BUSINESS ADDRESS
Kevin R. Cummer**             Secretary & Treasurer

Steve H. Dowden*              President and Director

Timothy Halevan**             Vice President, Chief Compliance Officer

Pamela M. Krill*              Vice President, Managing Associate General Counsel

Tracy K. Lien*                Assistant Secretary

James H. Metz*                Director and Chairman

Mark T. Warshauer*            Director

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

         (c) CUNA Brokerage Services, Inc. is the only principal underwriter. The Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. and the Related Servicing Agreement between the CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. specify the services provided by each party. Those contracts will have been filed as exhibits under Item 24(b)(3) on or before the date of effectiveness of the registration statement covering the contracts described herein. The CUNA Mutual Insurance Society intends to pay a dealer concession of approximately 7.25 percent, as will be more fully described in Schedule A of the Servicing Agreement.

--------------------------------------------------------------------------------------------------------------------------
               (1)                            (2)                  (3)                  (4)                  (5)
   Name of Principal Underwriter       Net Underwriting       Compensation on         Brokerage          Compensation
                                        Discounts and           Redemption           Commissions
                                         Commissions
--------------------------------------------------------------------------------------------------------------------------
CUNA Brokerage Services, Inc.            $12,417,763*                0               $11,051,809*         $1,365,954*
--------------------------------------------------------------------------------------------------------------------------

*Information as of December 31, 2008.

ITEM 30.  LOCATION BOOKS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Insurance Society, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31.  MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

         (a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b) The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to CUNA Mutual Insurance Society for a statement of additional information.

         (c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to CUNA Mutual Insurance Society at the address or phone number listed in the Prospectus.

         (d) CUNA Mutual Insurance Society represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of 27 day of April, 2009.

                            CUNA MUTUAL VARIABLE ANNUITY ACCOUNT (REGISTRANT)

                    By:     /s/Jeff Post
                           -----------------------------------------------------
                            Jeff Post
                            President and Chief Executive Officer

                            CUNA MUTUAL INSURANCE SOCIETY (DEPOSITOR)

                    By:     /s/Jeff Post
                           -----------------------------------------------------
                            Jeff Post
                            President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

SIGNATURE AND TITLE                                               DATE

By:    /s/Andrew Michie                                           April 27, 2009
      --------------------------------------------------------
       Andrew Michie
       VP - Corporate Controller

By:    /s/Gerald Pavelich                                         April 27, 2009
      --------------------------------------------------------
       Gerald Pavelich
       Chief Financial Officer

By:    /s/Jeff Post                                               April 27, 2009
      --------------------------------------------------------
       Jeff Post
       Director, President and Chief Executive Officer

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Eldon R. Arnold
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Loretta M. Burd
       Director and Chairman of the Board

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       William B. Eckhardt
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Joseph J. Gasper
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Bert J. Hash, Jr.
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Robert J. Marzec
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Victoria W. Miller
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       C. Alan Peppers
       Director and Vice Chairman of the Board

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Randy M. Smith
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Farouk D. G. Wang
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       Larry T. Wilson
       Director

By:    *                                                          April 27, 2009
      ------------------------------------------------------
       James W. Zilinski
       Director

*Signed pursuant to Power of Attorney dated August 12, 2008, filed electronically with the Registration Statement on November 24, 2008.

By:    /s/Kerry A. Jung
      ------------------------------------------------------
       Kerry A. Jung
       Lead Attorney

                                  EXHIBIT INDEX

3.(C)               Form of Selling and Services Agreement.

4.(O)(iii)          Purchase Payment Credit Benefit Endorsement. Form No.
                    2009-PPC.

4.(U)(iii)          Income Later - Guaranteed Lifetime Withdrawal Benefit Rider.
                    Form No. 2009-ILGLWB.

4.(U)(iv)           Income Later - Guaranteed Lifetime Withdrawal Benefit Rider
                    with Minimum Guarantee Death Benefit. Form No.
                    2009-ILGLWB-MG.

4.(V)(iii)          Income Now - Guaranteed Lifetime Withdrawal Benefit Rider.
                    Form No. 2009-INGLWB.

4.(V)(iv)           Income Now - Guaranteed Lifetime Withdrawal Benefit Rider
                    with Minimum Guarantee Benefit. Form No. 2009-INGLWB-MG.

5.(A)(iii)          Variable Annuity Application.

8.(A)(i) Fund Participation Agreement between Ultra Series Fund, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society dated September 22, 2008.

8.(E)(viii)         Shareholder Information Agreement between OppenheimerFunds
                    Services, OppenheimerFunds Distributor, Inc. and CUNA
                    Brokerage Services, Inc. effective September 25, 2006.

8.(G) Administrative Services Agreement between CUNA Mutual Life Insurance Society and AIM Advisors, Inc. dated October
                    1, 2002.

8.(H)(i) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008.

8.(H)(ii)           Amendment No. 1 to Administrative Services Agreement between
                    Franklin Templeton Services, LLC and CUNA Mutual Insurance
                    Society dated September 10, 2008.

8.(I)(i) Administrative Services Letter Agreement between Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009.

8.(I)(ii)           Shareholder Services Agreement between Van Kampen Funds,
                    Inc., and CUNA Mutual Insurance Society dated May 1, 2008.

8.(J) Services Agreement between Pacific Investment Management Company LLC ("PIMCO") and CUNA Mutual Insurance Society effective May 1, 2008.

10.                 i)   Deloitte & Touche LLP Consent.

                    ii)  KPMG LLP Consent.
                    iii) Ernst & Young LLP Consent.

                                       29